                                                                   Exhibit 10.1

                              AGREEMENT OF LEASE

                                    Between

                           40 EAST 52ND STREET L.P.,
                                     Owner

                                      and

                               BLACKROCK, INC.,
                                    Tenant

                                   Premises

                              40 East 52nd Street
                              New York, New York

                              Dated: May 3, 2000

                               TABLE OF CONTENTS
                               -----------------

ARTICLE 1    DEMISED PREMISES, TERM, RENTS..........................................       1
             -----------------------------                                                 -

ARTICLE 2    USE AND OCCUPANCY......................................................       3
             -----------------                                                             -

ARTICLE 3    ALTERATIONS............................................................       4
             -----------                                                                   -

ARTICLE 4    OWNERSHIP OF IMPROVEMENTS..............................................      15
             -------------------------                                                    --

ARTICLE 5    REPAIRS................................................................      15
             -------                                                                      --

ARTICLE 6    COMPLIANCE WITH LAWS...................................................      16
             --------------------                                                         --

ARTICLE 7    SUBORDINATION, ATTORNMENT, ETC.........................................      19
             -------------------------------                                              --

ARTICLE 8    PROPERTY LOSS, ETC.....................................................      23
             -------------------                                                          --

ARTICLE 9    DESTRUCTION-FIRE OR OTHER CASUALTY.....................................      23
             ----------------------------------                                           --

ARTICLE 10   EMINENT DOMAIN.........................................................      26
             --------------                                                               --

ARTICLE 11   ASSIGNMENT AND SUBLETTING..............................................      27
             -------------------------                                                    --

ARTICLE 12   OWNER'S INITIAL WORK...................................................      40
             --------------------                                                         --

ARTICLE 13   ACCESS TO DEMISED PREMISES.............................................      41
             --------------------------                                                   --

ARTICLE 14   VAULT SPACE............................................................      43
             -----------                                                                  --

ARTICLE 15   CERTIFICATE OF OCCUPANCY...............................................      43
             ------------------------                                                     --

ARTICLE 16   DEFAULT................................................................      43
             -------                                                                      --

ARTICLE 17   REMEDIES...............................................................      45
             --------                                                                     --

ARTICLE 18   DAMAGES................................................................      46
             -------                                                                      --

ARTICLE 19   FEES AND EXPENSES; INDEMNITY...........................................      47
             ----------------------------                                                 --

ARTICLE 20   ENTIRE AGREEMENT.......................................................      49
             ----------------                                                             --

ARTICLE 21   END OF TERM............................................................      49
             -----------                                                                  --

ARTICLE 22   QUIET ENJOYMENT........................................................      50
             ---------------                                                              --

ARTICLE 23   ESCALATION.............................................................      50
             ----------                                                                   --

                           TABLE OF CONTENTS CONTINUED
                           ---------------------------

ARTICLE 24    NO WAIVER............................................................       59
              ---------                                                                   --

ARTICLE 25   MUTUAL WAIVER OF TRIAL BY JURY........................................       60
             ------------------------------                                               --

ARTICLE 26   INABILITY TO PERFORM..................................................       60
             --------------------                                                         --

ARTICLE 27   NOTICES...............................................................       61
             -------                                                                      --

ARTICLE 28   PARTNERSHIP TENANT....................................................       61
             ------------------                                                           --

ARTICLE 29   UTILITIES AND SERVICES................................................       62
             ----------------------                                                       --

ARTICLE 30   TABLE OF CONTENTS, ETC................................................       67
             -----------------------                                                      --

ARTICLE 31   MISCELLANEOUS DEFINITIONS, SEVERABILITY AND
             -------------------------------------------
             INTERPRETATION PROVISIONS.............................................       68
             -------------------------                                                    --

ARTICLE 32   ADJACENT EXCAVATION...................................................       68
             -------------------                                                          --

ARTICLE 33   BUILDING RULES........................................................       68
             --------------                                                               --

ARTICLE 34   BROKER................................................................       69
             ------                                                                       --

ARTICLE 35   INTENTIONALLY DELETED.................................................       69
             ---------------------                                                        --

ARTICLE 36   ARBITRATION, ETC......................................................       69
             -----------------                                                            --

ARTICLE 37   PARTIES BOUND.........................................................       70
             -------------                                                                --

ARTICLE 38   ADDITIONAL SPACE......................................................       70
             ----------------                                                             --

ARTICLE 39   OPTION FOR FIFTH YEAR ADDITIONAL SPACE................................       74
             --------------------------------------                                       --

ARTICLE 40   OPTION FOR TENTH YEAR ADDITIONAL SPACE................................       79
             --------------------------------------                                       --

ARTICLE 41   RIGHTS FOR ADDITIONAL OPTION SPACES...................................       81
                                                                                          --

ARTICLE 42   TENANT'S SINGLE OPTION TO RENEW.......................................       84
             -------------------------------                                              --

ARTICLE 43   NAME OF BUILDING......................................................       85
             ----------------                                                             --

ARTICLE 44   MEMORANDUM OF LEASE...................................................       86
             -------------------                                                          --

ARTICLE 45   ACCELERATION OF ADDITIONAL SPACES.....................................       87
             ---------------------------------                                            --

ARTICLE 46   GENERATOR SPACE.......................................................       88
             ---------------                                                              --

SCHEDULE A          Building Rules
SCHEDULE B          Cleaning Services to be Furnished by Owner
SCHEDULE C          Rentable Square Footage Schedule

EXHIBIT 1           Floor Plan of Basement Space
EXHIBIT 2           Description of Shaft Space
EXHIBIT 3           List of Approved Contractors
EXHIBIT 4           Description of Tenant's Satellite Equipment
EXHIBIT 5           Description of Tenant's Reception Desk
EXHIBIT 6           [Intentionally Deleted]
EXHIBIT 7           Tenant's Emergency contact list
EXHIBIT 8           Description of Tenant's exterior and lobby signs
EXHIBIT 9           Floor Plan of Generator Space

          LEASE dated as of the 3rd day of May, 2000, between 40 EAST 52ND STREET L.P., a Delaware limited partnership having its principal office at 345 Park Avenue, Borough of Manhattan, City, County, and State of New York, as landlord (referred to as "Owner"), and BLACKROCK, INC., a Delaware corporation
                          -----
having its principal office at 345 Park Avenue, Borough of Manhattan, City, County and State of New York, as tenant (referred to as "Tenant").
                                                         ------


                             W I T N E S S E T H:


Owner and Tenant hereby covenant and agree as follows:


                                   ARTICLE 1

                         DEMISED PREMISES, TERM, RENTS
                         -----------------------------

          Section 1.01.  Demised Premises:  Owner hereby leases to Tenant and
                         ----------------
Tenant hereby hires from Owner the entire second (2/nd/) floor, in the building located on East 52nd Street and East 51st Street between Park Avenue and Madison Avenue known as 40 East 52nd Street, in the Borough of Manhattan, City of New York (said building is referred to as the "Building", and the Building together
                                           --------
with the plot of land upon which it stands and the development rights (referred to as the "Development Rights") conveyed in a deed dated January 4, 1984 from 39
           ------------------
East 51st Street Corporation to Owner recorded in Reel 52, Page 566 of the New York County Register's Office is referred to collectively as the "Real
                                                                  ----
Property"), at the annual rental rate or rates set forth in Section 1.03, and
--------
upon and subject to all of the terms, covenants and conditions contained in this Lease. The premises leased to Tenant, together with all appurtenances, fixtures, improvements, additions and other property attached thereto or installed therein at the commencement of, or at any time during, the term of this Lease, other than Tenant's Personal Property (as defined in Article 4), are referred to, collectively, as the "Demised Premises".
                                   ----------------

          Section 1.02.  Demised Term:  A.   The Demised Premises are leased for
                         ------------
a term (referred to as the "Demised Term") to commence on May 1, 2000 and to end
                            ------------
on the last day of the calendar month in which the date immediately preceding the date which is six (6) months next following the fifteenth (15/th/) anniversary of the Additional Space Commencement Date (as defined in Section 38.01) shall occur, unless the Demised Term shall sooner terminate pursuant to any of the terms, covenants or conditions of this Lease or pursuant to law.

                                        B.   The date upon which the Demised
Term shall commence pursuant to Subsection A of this Section referred to as the "Commencement Date", and the date fixed pursuant to said Subsection A as the
 -----------------
date upon which the Demised Term shall end is referred to as the "Expiration
                                                                  ----------
Date".
----

                                        C.   Tenant waives any right to rescind
this Lease under Section 223-a of the New York Real Property Law or any successor statute of similar import then in force and further waives the right to recover any damages which may result from Owner's failure to deliver possession of the Demised Premises on the date set forth in Subsection A of this Section for the commencement of the Demised Term.

                                        D.   After the determination of the
Commencement Date, Tenant agrees, upon demand of Owner, to execute, acknowledge and deliver to Owner, an instrument, in form reasonably satisfactory to Owner, setting forth said Commencement Date, the Expiration Date and the date upon which rent shall commence pursuant to the provisions of this Lease.

          Section 1.03.  Fixed Rent:    A.   This Lease is made at the following
                         ----------
annual rental rates (referred to as "Fixed Rent"):
                                     ----------

                                             1.   NINE HUNDRED FIFTY-SIX
THOUSAND SIX HUNDRED FIFTY AND 00/100 ($956,650.000) DOLLARS with respect to the Period ("First Rent Period") from the Commencement Date to the last day of the calendar month in which the day immediately preceding the date which is six (6) months next following the fifth (5/th/) anniversary of the Additional Space Commencement Date (as defined in Section 38.01) shall occur;

                                             2.   ONE MILLION THIRTY-THREE ONE
HUNDRED EIGHTY-TWO AND 00/100 ($1,033,182.00) DOLLARS with respect to the next five (5) years of the Demised Term ("Second Rent Period");

                                             3.   ONE MILLION ONE HUNDRED
TWENTY-EIGHT THOUSAND EIGHT HUNDRED FORTY-SEVEN AND 00/100 ($1,128,847.00) DOLLARS with respect to the remainder of the Demised Term ("Third Rent Period").
                                                           -------------------

                                        B.   The Fixed Rent, any increases in
the Fixed Rent and any additional rent payable pursuant to the provisions of this Lease shall be payable by Tenant to Owner at its office (or at such other place as Owner may designate in a notice to Tenant) in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment or by Tenant's good check drawn on a bank or trust company whose principal office is located in New York City and which is a member of the New York Clearinghouse Association, without prior demand therefor and without any offset or deduction whatsoever except as otherwise specifically provided in this Lease. The Fixed Rent shall be payable in equal monthly installments, in advance, on the first (1st) day of each month during the Demised Term (except as otherwise provided in Subsection C of this Section) as follows:

                                             1.   SEVENTY-NINE THOUSAND SEVEN
HUNDRED TWENTY AND 83/100 ($79,720.83) DOLLARS with respect to the First Rent Period;

                                             2.   EIGHTY-SIX THOUSAND NINETY-
EIGHT AND 50/100 ($86,098.50) DOLLARS with respect to the Second Rent Period;
and

                                             3.   NINETY-FOUR THOUSAND SEVENTY
AND 58/100 ($94,070.58) DOLLARS with respect to the Third Rent Period.

                                        C.   In the event that the Rent
Commencement Date (as defined in Section 1.05) shall occur on a date other than the first (1st) day of any calendar month, Tenant shall pay to Owner, on the Rent Commencement Date, a sum equal to TWO THOUSAND SIX HUNDRED FIFTY-SEVEN AND 36/100 ($2,657.36) DOLLARS, multiplied by the number of calendar days in the period from the Rent Commencement Date to the last day of the month in which the Rent Commencement Date shall occur, both inclusive. Such payment shall constitute payment of the Fixed Rent for the period from the Rent Commencement Date to and including the last day of the month in which the Rent Commencement Date shall occur.

          Section 1.04.  Tenant's General Covenant:  Tenant covenants (i) to pay
                         -------------------------
the Fixed Rent, any increases in the Fixed Rent, and any additional rent payable pursuant to the provisions of this Lease, and (ii) to observe and perform, and to permit no violation of, the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed.

          Section 1.05.  Rent Holiday:  Notwithstanding anything to the contrary
                         ------------
contained in the Lease, Tenant shall not be required to pay any portion of the Fixed Rent, or increases therein pursuant to Article 23, with respect to the period (the "Rent Holiday Period") from the Commencement Date to and including
             -------------------
the date one hundred eighty (180) days next following the Commencement Date but during such period of one hundred eighty (180 ) days Tenant shall otherwise be required to comply with all of the other terms, covenants and conditions of this Lease on

Tenant's part to be observed and performed. The date next following the expiration of the Rent Holiday Period is referred to as the "Rent Commencement
                                                             -----------------
Date".
----

          Section 1.06.  Escalation Holiday.  Notwithstanding anything to the
                         ------------------
contrary contained in this Lease, Tenant shall not be required to pay any portion of the increases in Fixed Rent pursuant to Article 23, with respect to the period (the "Escalation Holiday Period") from the Rent Commencement Date to and including the date three hundred sixty-five (365) days next following the Rent Commencement Date but during such period of three hundred sixty-five (365) days Tenant shall otherwise be required to comply with all of the other terms, covenants and conditions of this Lease on Tenant's part to be observed and performed including, but not limited to Section 1.03.

          Section 1.07.  Intentionally Deleted.

          Section 1.08. In the event that solely as a result of any violation of record of any Legal Requirement with respect to any public portion of the Building ("Existing Violation") Tenant is unable to obtain a so-called "sign-off" from the New York City Department of Buildings with respect to Tenant's Initial Installation, the Rent Commencement Date shall be extended one (1) day for each day that Tenant is unable to (and does not) occupy the Demised Premises beyond the date that Tenant would have been able to occupy the Demised Premises had a "sign-off" been issued but for the existence of an Existing Violation.

          Section 1.09.  Intentionally Deleted.

          Section 1.10. In the event that, solely as a result of a delay of the Commencement Date or Additional Space Commencement Date beyond May 1, 2000 and September 1, 2001, respectively, Tenant holds over beyond the expiration of the term of any direct lease (in contradistinction to any sublease) between 345 Park Avenue L.P. and Tenant affecting space at 345 Park Avenue, New York, New York, Owner agrees to indemnify and save Tenant harmless of and from any Fixed Rent paid by Tenant to 345 Park Avenue L.P. in excess of the Fixed Rent payable by Tenant to 345 Park Avenue L.P. as of the expiration of any such lease, i.e. by virtue of the foregoing indemnity, the Fixed Rent payable by Tenant to 345 Park Avenue L.P. during any such holdover period shall not be increased above the Fixed Rent in effect as of the day immediately prior to the expiration date thereunder.

                                   ARTICLE 2

                               USE AND OCCUPANCY
                               -----------------

          Section 2.01.  General Covenant of Use:  Tenant shall use and occupy
                         -----------------------
the Demised Premises for the following purpose: Executive, general, administrative and sales offices of Tenant and any permitted subtenants and occupants, including, but not limited to, general, administrative and executive offices. Incidental thereto, Tenant may use portions of the Demised Premises for: the operation of a trading room; the operating of dining, pantry and bar facilities and vending machines for soft drinks, candy and other items commonly sold in such vending machines, the operation of an infirmary, a health and fitness facility, a petty cash and ATM facility solely for the use of Tenant's partners and employees, a travel agency solely for bookings of Tenant's partners and employees, a print shop (which does not constitute a manufacturing use under any Legal Requirements) solely for Tenant's work product, concessions and franchises providing services solely to Tenant and its guests, a childcare facility, an auditorium, board rooms, libraries, training rooms and facilities, audiovisual and closed circuit television facilities, messenger and mailroom facilities, reproduction and copying facilities (provided that such use does not constitute a manufacturing use under Legal Requirements), word processing centers, computer and communications facilities, pantries, file rooms, meeting and conference centers and rooms, employee kitchens, cafeterias and dining rooms all as ancillary or incidental to the use of the Demised Premises for executive, general and administrative offices, and all for service only to Tenant and its employees and business agents, but not for the general public; and the operation of Tenant's business machines, including, but not limited to, computers, duplicating, telecommunications and audio visual equipment normally used in general offices; provided that (i) none of the uses set forth herein shall violate any Certificate of Occupancy covering the Demised Premises or any Legal Requirements and (ii) such uses and all installation required thereby shall be in accordance with the provisions of this Lease.

          Section 2.02.  No Adverse Use:  Tenant shall not use or occupy, or
                         --------------
permit the use or occupancy of, the Demised Premises or any part thereof, for any purpose other than the purpose specifically set forth in Section 2.01, or in any manner which, in Owner's judgment, (a) shall adversely affect or interfere with (i) any services required to be furnished by Owner to Tenant or to any other tenant or occupant of the Building, or (ii) the proper and economical rendition of any such service, or (iii) the use or enjoyment of any part of the Building by any other tenant or occupant, or (b) shall tend to impair the character or dignity of the Building.


                                   ARTICLE 3

                                  ALTERATIONS
                                  -----------

          Section 3.01.  General Alteration Covenants:  Tenant shall not make or
                         ----------------------------
perform, or permit the making or performance of, any alterations, installations, improvements, additions or other physical changes in or about the Demised Premises (referred to collectively, as "Alterations" and individually as an
                                        -----------
"Alteration") without Owner's prior consent in each instance.  Owner agrees not
 ----------
unreasonably to withhold or delay its consent to any non-structural Alterations proposed to be made by Tenant to adapt the Demised Premises for Tenant's business purposes. Notwithstanding the foregoing provisions of this Section or Owner's consent to any Alterations, all Alterations shall be made and performed in conformity with and subject to the following provisions:

                         A.   All Alterations shall be made and performed at
Tenant's sole cost and expense and at such time and in such manner as Owner may, from time to time, reasonably designate;

                         B.   No Alteration shall adversely affect the
structural integrity of the Building;

                         C.   Alterations shall be made only by contractors or
mechanics approved by Owner, such approval not unreasonably to be withheld (notwithstanding the foregoing, all Alterations requiring mechanics in trades with respect to which Owner has adopted or may hereafter adopt a list or lists of approved contractors shall be made only by contractors selected by Tenant from such list or lists). Owner hereby consents to the performance of Tenant's Initial Installation by the contractors set forth on Exhibit 3;

                         D.   No Alteration shall affect any part of the
Building other than the Demised Premises or adversely affect any service required to be furnished by Owner to Tenant or to any other tenant or occupant of the Building (including, without limitation, the Building-wide standard systems required to provide elevator, heat, ventilation, air-conditioning and electrical and plumbing services in the Building);

                         E.   No Alteration shall reduce the value or utility of
the Building or any portion thereof;

                         F.   No Alteration shall affect the Certificate of
Occupancy for the Building or the Demised Premises;

                         G.   No Alteration shall affect the outside appearance
of the Building or the color or style of any venetian blinds (except that Tenant may remove any venetian blinds provided that they are promptly replaced by Tenant with blinds of a similar type, material and color);

                         H.   All business machines and mechanical equipment
shall be placed and maintained by Tenant in settings sufficient, in Owner's reasonable judgment, to absorb and prevent vibration, noise and annoyance to other tenants or occupants of the Building;

                         I.   Tenant shall not be required to submit plans and
specifications to Owner with respect to any Alterations which, pursuant to Legal Requirements, do not require the filing of plans and specifications with the New York City Building Department, but in such cases Tenant shall submit to Owner information with respect to such Alterations in reasonably sufficient detail to enable Owner to determine the nature and extent of the work to be performed; before Tenant commences any Alterations which do require such filing with the New York City Building Department, however, Tenant shall submit to Owner for Owner's approval, which shall not be unreasonably withheld, delayed or conditioned, detailed plans and specifications stamped by Tenant's architect (including layout, architectural, mechanical and structural drawings); Owner shall respond to Tenant's request for approval of such plans and specifications within ten (10) business days for any such Alteration affecting one (1) floor or less (with such ten (10) business day period extended to fifteen (15) business days with respect to any Alteration which affects more than one (1) floor); Owner shall respond to re-submissions within five (5) business days; Owner's failure to respond within the above-mentioned time periods shall be deemed Owner's approval provided Tenant shall have accompanied the submission of its plans and specifications with a notice stating in bold capital letters that if Owner does not respond to Tenant's submission within the applicable time period, such plans and specifications shall be deemed approved by Owner; any dispute as to the reasonability of Owner's refusal to approve such plans and specifications shall be determined by arbitration in accordance with the provisions of Article 36; in cases where Owner's consent to a particular Alteration is not required pursuant to the provisions of this Lease but where Tenant must submit such plans and specifications for Owner's review, such review shall relate merely to the manner in which the Alterations therefor shall be performed and not to Tenant's right to perform such Alterations; following the completion of each Alteration requiring a filing with the New York City Building Department, Tenant shall submit to Owner architectural computerized "as built" drawing file for each floor of the Demised Premises being altered; such file will be in DXF format (or successor technology) and contain, on a separate layer, all ceiling-height partitions and doors within each floor of the Demised Premises being altered. With respect to the submission by Tenant of its plans and specifications, Owner will endeavor to review portions thereof as they are submitted to Owner in order to advise Tenant as to whether Owner will agree to the concept involved, without affecting any Owner's rights to approve the complete plans and specifications which Owner has in accordance with the provisions of this Lease;

                         J.   Prior to the commencement of each proposed
Alteration, Tenant shall have procured and paid for and exhibited to Owner, so far as the same may be required from time to time, all permits, approvals and authorizations of all Governmental Authorities (as defined in Section 6.01.) having or claiming jurisdiction;

                         K.   Prior to the commencement of each proposed
Alteration, Tenant shall furnish to Owner duplicate original policies of worker's compensation insurance covering all persons to be employed in connection with such Alteration, including those to be employed by all contractors and subcontractors, and of comprehensive public liability insurance (including property damage coverage) in which Owner, its agents, the holder of any Mortgage (as defined in Section 7.01.) and any lessor under any Superior Lease (as defined in Section 7.01.) shall be named as parties insured, which policies shall be issued by companies, and shall be in form and amounts, reasonably satisfactory to Owner and shall be maintained by Tenant until the completion of such Alteration;

                         L.   In the event Owner or its agents employ any
independent architect or engineer to examine any plans or specifications submitted by Tenant to Owner in connection with any proposed Alteration, Tenant agrees to pay to Owner a sum equal to any reasonable out of pocket fees actually incurred by Owner in connection therewith.

                         M.   All fireproof wood test reports, electrical and
air conditioning certificates, and all other permits, approvals and certificates required by all Governmental Authorities shall be timely obtained by Tenant and submitted to Owner;

                         N.   All Alterations, once commenced, shall be made
promptly and in a good and workmanlike manner;

                         O.   Notwithstanding Owner's approval of plans and
specifications for any Alteration, all Alterations shall be made and performed in full compliance with all Legal Requirements (as defined in Section 6.01.) and with all applicable rules, orders, regulations and requirements of the New York Board of Fire Underwriters and the New York Fire Insurance Rating Organization or any similar body;

                         P.   All Alterations shall be made and performed in
accordance with the Building Rules and Building Rules for Alterations, a copy of which has been delivered to Tenant prior to the date of this Lease;

                         Q.   All materials and equipment to be installed,
incorporated or located in the Demised Premises as a result of all Alterations shall be first quality;

                         R.   No materials or equipment shall be subject to any
lien, encumbrance, chattel mortgage or title retention or security agreement of any kind;

                         S.   Tenant, before commencement of each Alteration
costing in excess of SEVEN HUNDRED FIFTY THOUSAND AND 00/100 ($750,000.00) DOLLARS, shall furnish to Owner a performance bond or other security satisfactory to Owner, in an amount at least equal to the estimated cost of such Alteration, guaranteeing the performance and payment thereof except, if Tenant is a publicly traded company with a net worth equal to $25,000,000, no such bond shall be required;

                         T.   Following the completion of each Alteration,
Tenant, at Tenant's expense, shall obtain certificates of final approval of such Alteration required by any Governmental Authority and shall furnish Owner with copies thereof.

                         U.   Tenant agrees that Tenant will not install, affix,
add or paint in or on, nor permit, any work of visual art (as defined in the Federal Visual Artists' Rights Act of 1990 or any successor law of similar import) or other Alteration to be installed in or on, or affixed, added to, or painted on, the interior or exterior of the Demised Premises, or any part thereof, including, but not limited to, the walls, floors, ceilings, doors, windows, fixtures and on land included as part of the Demised Premises, which work of visual art or other Alteration would, under the provisions of the Federal Visual Artists' Rights Act of 1990, or any successor law of similar import, require the consent of the author or artist of such work or Alteration before the same could be removed, modified, destroyed or demolished.

          Section 3.02.  No Consent to Contractor/No Mechanics Lien:  Nothing in
                         ------------------------------------------
this Lease shall be deemed or construed in any way as constituting the consent or request of Owner, express or implied, by inference or otherwise, to any contractor, subcontractor, laborer or materialmen, for the performance of any labor or the furnishing of any material for any specific Alteration to, or repair of, the Demised Premises, the Building, or any part of either. Any mechanic's or other lien filed against the Demised Premises or the Building or the Real Property for work claimed to have been done for, or materials claimed to have been furnished to, Tenant or any person claiming through or under Tenant or based upon any act or omission or alleged act or omission of Tenant or any such person shall be discharged (by bonding or otherwise) by Tenant, at Tenant's sole cost and expense, within thirty (30) days after the filing of such lien.

          Section 3.03.  Labor Harmony:  Tenant shall not, at any time prior to
                         -------------
or during the Demised Term, directly or indirectly employ, or permit the employment of, any contractor, mechanic or laborer in the Demised Premises, whether in connection with any Alteration or otherwise, if such employment will interfere or cause any conflict with other contractors, mechanics, or laborers engaged in the construction, maintenance or operation of the Building by Owner, Tenant or others. In the event of any such interference or conflict, Tenant, promptly after receipt from Owner of written notice of such interference or conflict, which notice shall set forth the perceived source or cause thereof, shall cause all contractors, mechanics or laborers causing such interference or conflict to leave the Building immediately.

          Section 3.04.  Compliance with Fire Safety:  Without in any way
                         ---------------------------
limiting the generality of the provisions of Section 3.01, all Alterations shall be made and performed in full compliance with all standards and practices adopted by Owner for fire safety in the Building. No Alteration shall affect all or any part of any Class E Fire Alarm and Communication system installed in the Demised Premises, except that in connection with any such Alteration Tenant may relocate certain components of such system, provided (i) such relocation shall be performed in a manner first reasonably approved by Owner, (ii) the new location of any such component shall be first reasonably approved by Owner, which approval shall not be unreasonably withheld (iii) prior to any such relocation Tenant shall submit to Owner detailed plans and specifications therefor which shall be first reasonably approved by Owner and (iv) Owner shall have the election of relocating such components either by itself or by its contractors, in which event all reasonable expenses incurred by Owner shall be reimbursed by Tenant upon ten (10) days' demand of Owner, as additional rent.

          Section 3.05.  Sprinklers:  In the event that Tenant performs any
                         ----------
Alterations in the Demised Premises, Tenant, as part of such Alterations, shall be required to make all modifications to the existing sprinkler system in the Demised Premises and in connection therewith the following provisions of this Section shall apply: (i) any such modifications to the sprinkler system shall comply with all applicable laws, orders, rules and regulations; (ii) the supplying and installing of any such modifications to the sprinkler system shall be made in accordance with the provisions of this Lease, including but not limited to the provisions of this Article and Article 6 and the type, brand, location and manner of installation of such modifications to the sprinkler system shall be subject to Owner's prior approval; and (iii) Tenant shall make all repairs and replacements, as and when necessary, to such modifications to the sprinkler system and any replacements thereof. Notwithstanding the aforesaid provisions of this Section, Owner shall have the election of supplying and installing the modifications to such sprinkler system either by itself or by its agents or contractors, in which event all reasonable out-of-pocket costs and expenses incurred by Owner in connection with supplying and installing the modifications to such sprinkler system and any repairs or replacements of the modifications to such sprinkler system and any replacements thereof made by Owner, at Owner's election, shall be paid by Tenant to Owner within thirty (30) days next following the rendition of a statement thereof by Owner to Tenant. Notwithstanding anything contained in this Lease to the contrary, such sprinkler system, or any modifications to and replacement thereof and any installments in connection therewith, whether made by Tenant or Owner, shall upon expiration or sooner termination of the Demised Term be deemed the property of Owner.

          Section 3.06.  Hazardous Material:  If any Legal Requirement of any
                         ------------------
Governmental Authority requires that any hazardous material contained in or about the Demised Premises installed by Tenant be removed or dealt with in any particular manner in connection with any Alterations of the Demised Premises or otherwise, then it shall be Tenant's obligation, at Tenant's expense, to remove or so deal with such hazardous material in accordance with all such laws, orders, rules and regulations. In the event Tenant is required to remove or so deal with such hazardous material in accordance with the provisions of the foregoing sentence then, notwithstanding anything to the contrary contained herein, Owner, at Owner's election, shall have the option to itself remove or so deal with such hazardous material and, in such event, Tenant shall pay to Owner all of Owner's out-of-pocket reasonable costs in connection therewith within thirty (30) days next following the rendition of a statement thereof by Owner to Tenant.

          Section 3.07.  Dispute Resolution:  Any dispute with respect to the
                         ------------------
reasonability of any failure or refusal of Owner to grant its consent or approval to any request for such consent or approval pursuant to the provisions of Section 3.01 with respect to which request Owner has agreed, in such Section not unreasonably to withhold such consent or approval, shall be determined by arbitration in accordance with the provisions of Article 36.

          Section 3.08.  Fire Alarm and Communication System Connection Fees:
                         ---------------------------------------------------
A. In the event that Tenant, pursuant to the provisions of this Lease, including, but not limited to, the provisions of this Article 3 and Article 6, connects any of the following equipment to any Class E Fire Alarm and Communication system installed in the Demised Premises, Tenant shall pay to Owner as a one (1) time connection fee the following sums set forth opposite the equipment listed below (which sums shall be subject to increases due to increases in the cost to Owner of operating and maintaining such Class E Fire Alarm and Communication system over such costs on the date of this Lease):

                    A.   Speakers in excess of 4 per
                         floor of the Demised Premises (or
                         if the Demised Premises contain
                         less than one (1) floor, in excess
                         of four in the Demised Premises)            $500.00 per device

                    B.   Strobe Lights (single unit)                 $100.00 per device

                    C.   Combination Speaker/Strobe
                         light                                       $250.00 per device

                    D.   Duct Detectors (supplementary
                         air conditioning systems)                   $500.00 per point

                    E.   Smoke Detectors (multi-purpose)             $500.00 per point

                    F.   Preaction Sprinkler System:
                                           waterflow                 $500.00 per point
                                           tamper                    $500.00 per point

                    G.   Warden Phone (additional)                   $1,000.00 per unit

                    H.   Fail Safe Door Release                      $250.00 per connection

                         B.   Notwithstanding the foregoing, Tenant shall not be
required to pay any connection fee with respect to any of such equipment existing in the Demised Premises as of the date of this Lease.

                         C.   Owner shall throughout the term of this Lease, at
no additional cost to Tenant, except with respect to Tenant's subsystems within the Demised Premises, be obligated to test and maintain any equipment which is connected to the Class E Fire Alarm and Communication System in accordance with this Section.

          Section 3.09.  Tenant's Initial Installation.  Promptly after the
                         -----------------------------
Commencement Date and promptly after the Additional Space Commencement Date (as defined in Article 38), respectively, Tenant shall, at Tenant's cost and expense, perform various Alterations in the Demised Premises and the Additional Space (as defined in Article 38), respectively, required for Tenant's occupancy and use thereof and conduct of its business therein. Such Alterations (referred to, collectively, as "Tenant's Initial Installation") shall be made and
                      -----------------------------
performed in accordance with the provisions of this Lease, including, without limitation, the provisions of this Article 3 and Article 6 hereof. Tenant shall prosecute Tenant's Initial Installation to completion with all reasonable diligence.

          Section 3.10.  Owner's Contribution.  A.  Subject to the provisions
                         --------------------
and requirements of this Article 3, and provided that Tenant is not then in default under any of the terms, covenants or conditions of this Lease on the part of Tenant to be observed or performed beyond applicable grace periods, Owner shall contribute the sum of not more than FOUR MILLION ONE HUNDRED NINETY-THREE THOUSAND NINE HUNDRED SEVENTY-FIVE and 00/100 ($4,193,975.00) DOLLARS in the aggregate toward the cost and expense actually incurred by Tenant with respect to Tenant's Initial Installation including the cost of all architectural, engineering and designers fees incurred by Tenant in connection therewith. Owner's contribution on account of Tenant's Initial Installation is referred to as "Owner's Work Contribution". Irrespective of the actual cost and
                -------------------------
expense of Tenant's Initial Installation, in no event shall Owner's Work Contribution exceed the aggregate sum of FOUR MILLION ONE HUNDRED NINETY-THREE THOUSAND NINE HUNDRED SEVENTY-FIVE AND 00/100 ($4,193,975.00) DOLLARS.

                         B.   Provided that Tenant is not then in default under
any of the terms, covenants or conditions of this Lease on Tenant's part to be observed and performed beyond applicable grace periods, Owner shall distribute Owner's Work Contribution on account of Tenant's Initial Installation as the work with respect thereto progresses, within twenty (20) days of Tenant's submission to Owner of (i) vouchers or bills, in form reasonably acceptable to Owner, for the cost and expense of Tenant's Initial Installation, and (ii) partial waivers of mechanic's liens from all contractors, subcontractors, materialmen and laborers who performed any services or delivered any materials in connection with Tenant's Initial Installation and which services or materials were the subject of the previous month's distribution by Owner to Tenant of Owner's Work Contribution, provided however that (a) at no time shall Owner be required to pay more than the value of the work in place or stored off-site, (b) except with respect to disbursements solely for architectural and engineering services rendered, that any such work shall comply with any plans and specifications previously approved by Owner and shall otherwise comply with the requirements of this Lease and Tenant's request for distribution shall be accompanied by a certification of Tenant's architect or designer to that effect and (c) in the event that Owner fails to distribute to Tenant an installment of Owner's Work Contribution on or before the date that Owner is required to do so under the terms and provisions of this Section 3.10.B., Tenant shall be entitled to collect interest on such installment at a rate equal to two (2%) percent per annum above the then current prime rate (as defined in Section 31.03) for the period from the date that such installment of Owner's Work Contribution was due until such installment is paid to Tenant. Distributions of Owner's Work Contribution shall be made not more than monthly.

                         C.   The making of the Owner's Work Contribution by
Owner shall constitute a single nonrecurring obligation on the part of Owner. In the event this Lease is renewed or extended for a further term by agreement or operation of law, Owner's obligation to give Owner's Work Contribution or any part thereof shall not apply to any such renewal or extension.

                         D.   If upon completion of Tenant's Initial
Installation in accordance with the plans and specifications approved by Owner and otherwise in accordance with the provisions of this Lease and complete payment by Tenant of all of the costs and expenses thereof there shall remain unused portions of Owner's Work Contribution, then, provided Tenant is not in default under any of the terms, covenants or conditions of this Lease on the part of Tenant to be observed or performed beyond applicable grace periods, the amount of such unused Owner's Work Contribution shall be applied as a rent credit against the next accruing installments of Fixed Rent payable by Tenant under this Lease.

                         E.   Tenant acknowledges and agrees that Owner is
merely acting on behalf of Tenant in connection with the disbursement of the Owner's Work Contribution in accordance with the provisions of this Section 3.10 to Tenant for the contractors, suppliers and materialmen employed in connection with Tenant's Initial Installation, and that Owner shall have no obligation, liability or responsibility to any of the contractors, suppliers or materialmen seeking any of the Owner's Work Contribution pursuant to any of the aforesaid contracts or agreements with such contractors, suppliers or materialmen or otherwise, provided that Owner shall be obligated to disburse such Owner's Work Contribution only as expressly provided by the provisions of this Section 3.10. Nothing contained in this Section 3.10 shall relieve Tenant of any obligations or liabilities to such contractors, suppliers or materialmen under such contracts, agreements or otherwise. Nothing contained in this Article shall relieve Tenant of any obligations of

Tenant under Sections 3.02. or 3.03. of this Lease. Tenant shall indemnify Owner and Owner's Indemnitees from all loss, cost, liability and expense, including but not limited to reasonable counsel fees, incurred in connection with, or arising from, any claims or actions by any contractors, suppliers or materialmen employed in connection with Tenant's Initial Installation.

          Section 3.11. Owner agrees that, if permitted by Legal Requirements, Owner will grant to Tenant the exclusive use, at no additional cost, of the existing emergency power system consisting of a 600kw emergency generator (the "Generator") located on the mezzanine level of the Building and an emergency feeder distribution system including automatic transfer switches, meters, feeders and panels, as well as the existing 550 gallon fuel tank located in the basement of the Building and the two (2) existing pumps in the upper pump room of the Building all associated with the Generator. Tenant agrees to accept possession of the generator and fuel tank in the condition in which they shall exist on the Commencement Date. Owner shall have no responsibility for the maintenance and repairs of the emergency power system or any components thereof and Tenant, at Tenant's sole cost and expense, shall keep the emergency power system and any components thereof in good condition and make all necessary repairs and replacements thereto and to the Building occasioned thereby.

          Section 3.12. Owner agrees to make available to Tenant for its exclusive use the existing dedicated 800 amp electric riser to the fourth (4/th/) floor portion of the Premises at no cost to Tenant except for the payment of electricity as provided in Section 29.05. Tenant shall be responsible for all costs incurred by Owner in making any repairs to said electrical riser occasioned by the acts, omissions or negligence of Tenant or any person claiming through or under Tenant.

          Section 3.13. Subject to (i) the availability of power from the public utility and any other authority having jurisdiction and (ii) the capacity of the electrical feeders serving the Building, Owner agrees to make available to Tenant the existing 4,000 amp panel located in the basement electrical switchgear room at no cost to Tenant except for the payment of electricity as provided in Section 29.05. Tenant agrees to take all actions necessary to provide service from such panel for Tenant's non-exclusive use in accordance with the provisions of this Lease, including but not limited to Article 3 and 6. Owner agrees to cooperate with Tenant to activate service from such panel at Tenant's request and to pay all actual third party fees in connection therewith. Tenant shall be responsible for all costs incurred by Owner in making any repairs to said electric panel and ancillary equipment occasioned by the acts, omissions or negligence of Tenant or any person claiming through or under Tenant. Owner shall be entitled to use any excess power which is not used by Tenant as set forth in this Section 3.13.

          Section 3.14. Owner shall make available to Tenant shaft space in the Building in which Tenant, at Tenant's sole cost and expense, may install conduit for Tenant's electric, voice and data requirements and connections to Tenant's Satellite Equipment. The location of such shaft space shall be mutually agreed upon by Owner and Tenant and Tenant shall not be required to pay any rent for the use of the shaft space for the conduits. Tenant, by operation of the provisions of this Section 3.14 and Section 3.22 in the aggregate, shall not be entitled to more than Tenant's Proportionate Share of fifty (50%) percent of the shaft space in the Building.

          Section 3.15. Owner agrees, at Owner's sole cost and expense, to refinish the exterior metal cladding of the Building from the present reddish color to the color illustrated in the sample, a copy of which (i) has been exhibited to Tenant and (ii) is initialed by both Owner and Tenant, with the parties acknowledging that the actual color of the refinishing may vary slightly from the sample without any liability on the part of Owner for any such variance. Owner agrees to commence such refinishing on or about May 1, 2001 and to complete such refinishing with reasonable diligence, without any obligation to employ labor at overtime or other premium pay rates. In the event Owner fails to substantially complete such refinishing by December 31, 2001, Tenant shall be entitled to a rent credit of TWO HUNDRED THOUSAND and 00/100 ($200,000.00) DOLLARS to be applied against the next accruing monthly installments of Fixed Rent. In the event Owner fails to substantially complete such refinishing by September 1, 2002, Tenant shall be entitled to a further rent credit of ONE HUNDRED THOUSAND ($100,000.00) DOLLARS to be applied against the next accruing monthly installments of Fixed Rent. For the purposes of this Section, Owner shall be deemed to have substantially completed such refinishing if (a) the extent of such refinishing not yet completed does not materially affect the overall look of the Building as a first class office building or (b) the refinishing has not been completed only for not more than the top two(2) floors of the Building. The dates "December 31, 2001" and "September 1, 2002" set forth above shall be extended by the number of days that Owner is delayed in performing such refinishing arising by reason of any force majeure events set forth in Section 26.01.

          Section 3.16. Owner shall cooperate with Tenant, and, if necessary, join any necessary applications to governmental bodies with respect to licenses or permits required in connection with Alterations to be performed by Tenant, provided that such Alterations shall be permitted by the provisions of this Lease and provided further that Tenant shall pay all reasonable costs and expenses incurred in connection therewith.

          Section 3.17. Notwithstanding the foregoing, with respect to each floor of the Demised Premises, Owner agrees that Tenant may, without Owner's prior consent, make any non-structural Alterations in the Demised Premises provided, that the aggregate estimated costs of all such Alterations with respect to such floor shall not exceed ONE HUNDRED FIFTY THOUSAND and 00/100 ($150,000.00) DOLLARS in any calendar year and provided, further that no such Alteration shall adversely affect the electrical, plumbing, heating, ventilation and air conditioning systems in the Building or any portion of the Building outside the Demised Premises. Such sum of ONE HUNDRED FIFTY THOUSAND ($150,000.00) DOLLARS set forth in the preceding sentence shall be deemed increased annually by the percentage increase in the Consumer Price Index (as hereinafter defined) for the month in which the first anniversary of the Commencement Date, and each subsequent anniversary date thereof, occurs over the Consumer Price Index for the month of December, 1999. The Consumer Price Index set forth in the immediately preceding sentence shall mean the Consumer Price Index for Urban Wage Earners and Clerical Workers based upon the New York-Northern New Jersey area for All Group Commodities and Items, published by the United States Department of Labor, Bureau of Labor Statistics, or a successor substitute index; if in any year the 1982-84 average of one hundred (100) is no longer used as the basis of calculation, then, for the purposes of this Article, the Consumer Price Index for such year shall be recalculated as though such 1982-84 average of one hundred (100) were still the basis of calculation of the Consumer Price Index for such year; in the event such Consumer Price Index (or a successor substitute index) is not available, a reliable government or other non-partisan publication evaluating the information theretofore used in determining the Consumer Price Index shall be used to reflect the increase in the national cost of living.

          Section 3.18.  A.   Installation, Maintenance, Operation and Repair
                              -----------------------------------------------
of Tenant's Microwave Antenna Equipment. Subject to Owner's consent and Tenant's
---------------------------------------
compliance with the provisions of this subdivision A, Tenant may install on the roof of the Building a microwave antenna dish of Tenant not exceeding two (2) meters in diameter at the location described on Exhibit 4 annexed hereto and made a part hereof (said dish shall sometimes be referred to herein as the "Dish", and together with the hereinafter defined "Tenant's Connecting
 ----
Equipment" and the "Tenant's Future Equipment", shall sometimes be referred to herein, collectively, as "Tenant's Satellite Equipment"). In the event that
                          ----------------------------
Tenant seeks to install such Tenant's Satellite Equipment, Tenant shall make a written request for Owner's consent to the installation of Tenant's Satellite Equipment. Such request shall include detailed plans and specifications of the proposed Tenant's Satellite Equipment, its placement on the roof (including the method of installation and the proposed location of Tenant's cables (referred to herein as "Tenant's Connecting Equipment") connecting such Dish to equipment in
           -----------------------------
the Demised Premises running through conduits, pipes or shafts in the Building, the exact location of which shall be reasonably designated by Owner. Tenant shall have the right to install Tenant's Satellite Equipment on the roof of the Building pursuant to Tenant's request, the exact location of which shall be approved by Owner. All of the foregoing installations of Tenant's Satellite Equipment shall be made at Tenant's sole cost and expense and in accordance with all the provisions of this Lease, including, but not limited to, the provisions of this Article 3 and Article 6. Owner shall have no responsibility for the maintenance and repair of Tenant's Satellite Equipment and Tenant, at Tenant's sole cost and expense, shall keep all said installations of Tenant's Satellite Equipment in good condition and make all necessary repairs and replacements thereto and to the Building occasioned thereby. Tenant, at Tenant's cost and expense, shall repair any damage to the Building occasioned by the installation, maintenance, relocation or removal of such Tenant's Satellite Equipment. Tenant further agrees that the maintenance and operation of Tenant's Satellite Equipment shall comply with the provisions of Article 6. The installation of Tenant's Satellite Equipment shall be made on behalf of Tenant by a contractor or contractors designated by Tenant and approved by Owner, which approval shall not be unreasonably withheld or delayed. Tenant further understands and agrees that the aesthetic characteristics of the Building are of significant commercial importance to Owner and, therefore, Tenant shall ensure that the installed appearance of Tenant's Satellite Equipment will be subject to Owner's prior written approval.

                         B.   End of Term.  Upon the Expiration Date or sooner
                              -----------
termination of the Demised Term, Tenant, at Tenant's sole cost and expense, shall remove Tenant's Satellite Equipment and make all repairs to the Building occasioned by such removal. If Owner elects, however, to have Tenant's Connecting Equipment remain in the Demised Premises, such installations shall remain in the Demised Premises. Tenant's Satellite Equipment and any associated future installations (referred to herein as "Tenant's Future Equipment") shall
                                             -------------------------
be subject to such conditions with respect to the installation, operation and maintenance thereof as may reasonably be imposed by Owner, including, but not limited to, those conditions set forth in Section 3.18A.

                         C.   (1)   No Interference/Shutdown.  Tenant agrees
                                    -------------------------
that Tenant's Satellite Equipment shall be designed, operated, installed and maintained in such a manner that it shall not (i) interfere with telecommunication equipment existing on or in the Building at the time of installation of Tenant's Satellite Equipment, or (ii) interfere or threaten to interfere with the use of the roof, or if applicable "set-back", or any other part of the Building by Owner or any tenant, licensee, user or occupant of the Building as of the date of this Lease including the operation of communication or computer equipment by such person or (iii) create or threaten to create any danger to the health and safety of persons or the Building or to the environment and all other tenants of the Building shall be deemed third party beneficiaries of the foregoing provision with the right to enforce the same. For the purpose hereof, such interference shall include (i) any electrical, electromagnetic or radio frequency interference and (ii) any restrictions or limitation of any space tenants in the Building to conduct their business therein or use or occupy their space. If, in the judgment of Owner, any such interference or danger shall occur or might occur as a result of the operation of Tenant's Satellite Equipment, then Tenant shall promptly correct or cure such situation at Tenant's sole cost and expense including Tenant's promptly ceasing operation and use of Tenant's Satellite Equipment (except for intermittent testing on a schedule approved by Owner) until the interference or emergency situation has been corrected to the satisfaction of Owner.

                         If Tenant shall fail to promptly remedy or cure such
interference after Owner's notice to Tenant (except in the case of emergency, when no notice from Owner to Tenant shall be required), whether by shutting down of Tenant's Satellite Equipment or otherwise, then, Owner may act, at Tenant's cost and expense, to shut down Tenant's Satellite Equipment to eliminate such interference and/or correct such emergency situation and Owner shall have no liability to Tenant as a result thereof. Any such sums due Owner from Tenant pursuant to the provisions of this Section shall be deemed added to the Fixed Rent and shall be deemed additional rent, paid and collectable as part of such Fixed Rent and such obligation of Tenant shall survive the termination or cancellation of this Lease.

                              (2)   Owner's Relocation Right.  Notwithstanding
                                    ------------------------
anything to the contrary contained herein, Owner reserves the right (referred to herein as "Owner's Relocation Right") to require that Tenant relocate
              ------------------------
Tenant's Satellite Equipment, or any item thereof, to another location in or on the Building reasonably acceptable to Tenant in the event required (i) by Legal Requirements or (ii) in connection with the installation of a proprietary communications network connecting buildings owned or managed by affiliated entities of Owner. In the event that Owner exercises Owner's Relocation Right (unless Owner's exercise of such option was by virtue of subdivision (ii) of the preceding sentence in which event such relocation shall be at Owner's sole cost and expense), then Tenant shall, at Tenant's cost and expense, relocate Tenant's Satellite Equipment to such new location on or before the date set forth in Owner's notice to Tenant of such relocation provided that such date shall not be earlier than thirty (30) days of the date of Owner's notice to Tenant exercising such Owner's Relocation Right.

                              (3)   No Owner Responsibility.   Owner shall have
                                    -----------------------
no responsibility with respect to any interference with Tenant's Satellite Equipment. Owner agrees, however, that in the event that any other tenant in the Building shall install any satellite equipment on the roof of the Building after the installation by Tenant of Tenant's Satellite Equipment which shall cause any interference with Tenant's then existing Satellite Equipment, Owner, upon request of Tenant, shall use reasonable diligence to cause such tenant causing such interference to cease such interference. Any interference with Tenant's Satellite Equipment shall not be deemed to constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business or otherwise. Notwithstanding any right of election on Owner's part to have Tenant's Connecting Equipment remain in the Demised Premises as hereinabove set forth, all other Tenant's Satellite Equipment shall, for all other purposes of this Lease, be deemed Tenant's Personal Property.

                         D.   Use. Tenant (or Tenant's agents, as approved or
                              ---
authorized by Owner) shall use Tenant's Satellite Equipment solely for purposes of providing communications services used in the operation of Tenant's business activities set forth in Section 2.01. Tenant shall have no right to use
Tenant's Satellite Equipment for any other purpose.   Without limiting the
aforesaid, Tenant is expressly forbidden to use Tenant's Satellite Equipment to provide telecommunications services to any other person or entity other than affiliates of Tenant or former affiliates of Tenant. Tenant acknowledges and agrees that Owner may grant similar rights or licenses to other communication companies or tenants of the Building to place similar telecommunications equipment next to Tenant's Satellite Equipment on or in the Building.

                         E.   Electricity.  Owner shall have no obligation to
                              -----------
provide any utilities, including electrical service, for the operation of Tenant's Satellite Equipment and Owner makes no representation as to the availability of such utilities. Tenant shall, at Tenant's cost and expense, provide all necessary utilities to Tenant's Satellite Equipment and shall make its own arrangements with the public utility servicing the Building for such electrical service.

                         F.   Access.    Tenant and Tenant's representatives,
                              ------
approved and authorized by Owner in advance, shall have access to Tenant's Satellite Equipment (x) during regular business hours, if access is not obtained through other tenant spaces of the Building or (y) after regular business hours, if access is obtained solely through other tenant spaces of the Building upon reasonable advance notice to Owner, and, in the event of an emergency with respect to Tenant's Satellite Equipment, upon such advance notice as is reasonably practicable under the circumstances. Such access by Tenant shall be subject in a manner as Owner shall reasonably designate with respect to safety and to prevent interference with the use and operation of the Building by Owner and the other tenants or occupants thereof.

                         G.   Increase in Fixed Rent.  In consideration for the
                              ----------------------
rights granted to Tenant set forth in this Section 3.18, in the event that Tenant's microwave antenna dish has a diameter in excess of eighteen (18) inches, from and after the date of installation of Tenant's Satellite Equipment, the Fixed Rent reserved in the Lease shall be increased by the sum of $250.00 per month per foot of diameter.

                         H.   For the period from the Commencement Date to the
date upon which Tenant's occupancy of portions of the Building known as 345 Park Avenue, New York, New York (the "345 Park Building") shall expire, Tenant shall be permitted to install on the roof of the Building a line of sight microwave antenna (the "Temporary Microwave Antenna") not exceeding 18" in diameter to access either the northwest or southwest corner of the 345 Park Building. Tenant shall have the right to install the Temporary Microwave Antenna on the roof of the Building pursuant to Tenant's request, the exact location of which shall be approved by Owner. The installation of the Temporary Microwave Antenna shall be made at Tenant's sole cost and expense and in accordance with all the provisions of this Lease, including, but not limited to, the provisions of this Article 3 and Article 6. Owner shall have no responsibility for the maintenance and repair of the Temporary Microwave Antenna. Tenant, at Tenant's sole cost and expense, shall keep all said installations of the Temporary Microwave Antenna in good condition and make all necessary repairs and replacements thereto and to the Building occasioned thereby. Tenant, at Tenant's cost and expense, shall repair any damage to the Building occasioned by the installation, maintenance, or removal of the Temporary Microwave Antenna. Tenant further agrees that the maintenance and operation of the Temporary Microwave Antenna shall comply with the provisions of
Article 6. The installation of the Temporary Microwave Antenna shall be made on behalf of Tenant by a contractor or contractors designated by Tenant and approved by Owner, which approval shall not be unreasonably withheld or delayed. Tenant further understands and agrees that the aesthetic characteristics of the Building are of significant commercial importance to Owner and, therefore, Tenant shall ensure that the installed appearance of the Temporary Microwave Antenna will be subject to Owner's prior written approval. Upon the expiration of Tenant's lease at the 345 Park Building or sooner termination of the Demised Term, Tenant, at Tenant's sole cost and expense, shall remove the Temporary Microwave Antenna and make all repairs to the Building occasioned by such removal. The Temporary Microwave Antenna shall be subject to such conditions with respect to the installation, operation and maintenance thereof as may reasonably be imposed by Owner, including, but not limited to, those conditions set forth in Section 3.18A and Section 3.18C.

          Section 3.19. During the performance of Tenant's Initial Installation, Tenant shall have the right to remove any existing sprinkler loop in the Demised Premises provided that Tenant shall, at Tenant's sole cost and expense (i) replace the sprinkler loop during the course of Tenant's Initial Installation and (ii) provide a fire guard watch during the period that such sprinkler loop is inoperative. All work performed by Tenant pursuant to this
Section 3.19 shall be performed in accordance with the provisions of this Lease, including, but not limited to, Articles 3 and 6.

          Section 3.20. Owner agrees that in connection with supervising access to the Demised Premises and security/reception therein, Tenant may install a security/reception desk in the Building lobby at the approximate location indicated on the plan initialed by the parties and annexed to this Lease as
Exhibit 8 with the actual location to be subject to Landlord's reasonable approval, (provided that the actual location shall be compatible with the overall design of the Building's lobby), which security/reception desk shall be designed in approximately the manner set forth in Exhibit 8, but in any event in a manner to be compatible with the overall design of the Building's lobby. Owner shall not charge Tenant any rent for such security/reception desk. In the event of any dispute as to the actual location or final design of the security/reception desk, such dispute shall be determined by arbitration in the same manner as provided as in Article 36. The foregoing installations set forth in this Section 3.20 as well as the maintenance, repair and use thereof, shall be made at Tenant's sole cost and expense and in accordance with all the provisions of this Lease, including, but not limited to, the provisions of Articles 3 and 6 notwithstanding that they are not located in the Demised Premises. Owner shall have no responsibility for the maintenance and repair thereof unless such repair is necessitated due to Owner's or any of Owner's agents', employees', or contractors' negligence or wilful misconduct and Tenant, at Tenant's sole cost and expense, shall keep all said installations in good condition and make all necessary repairs and replacements thereto and to the Building unless such repair is necessitated due to Owner's or any of Owner's agents', employees' or contractors' negligence or wilful misconduct. On the Expiration Date or any sooner termination date of the Demised Term, Tenant, at Tenant's sole cost and expense, shall, upon request of Owner, given in writing at least two (2) months prior to such date unless this Lease terminates prior to the anticipated Expiration Date, in which case, such advance notice shall be given if practicable under the circumstances, remove such installations and make all repairs to the Building, occasioned thereby. If Owner elects to have such installations remain in the Building, such installations shall remain in the Building at no cost and expense to Owner or Tenant. Unless due to the negligence or wilful misconduct of Owner or any of Owner's agents, employees or contractors, Tenant hereby agrees to hold Owner harmless of and from and indemnify Owner from, all loss, cost, liability, damage and reasonable expense, including, but not limited to reasonable counsel fees and disbursements, arising from the installation, maintenance and use of all such installations set forth in this Section 3.20. Tenant agrees that its manner of use of the installations set forth in this Section 3.20 shall not (a) adversely affect or interfere with
(i) any service required to be furnished by Owner to Tenant or any other tenant or occupant of the Building or (ii) the proper and economical rendition of any such service or (iii) the use or enjoyment of any part of the Building by any other tenant or occupant or (b) tend to impair the character or dignity of the Building.

          Section 3.21. Owner agrees that Tenant shall have the right to install internal staircases in the Demised Premises provided such installation shall be subject to the provisions of this Lease, including, but not limited to Articles 3, 6 and 21.

          Section 3.22. Tenant, at Tenant's sole cost and expense, shall have the right to install the following:

                         1. Two (2) four inch (4") empty conduits with pull boxes from the basement telco/carrier room to the fourth (4/th/) floor data center as shown on
                              Exhibit 2;

                         2. Four (4) four (4") inch pipes feeding the second (2/nd/) and third (3/rd/) floor satellite closets from the satellite closet located on the fourth (4/th/) floor. Said pipes will begin six (6") inches above the finished floor on the fourth (4/th/) floor with two (2) pipes finishing six (6") inches below the finished ceiling on the third (3/rd/) floor and two (2) pipes finishing six (6") inches below the finished ceiling on the second (2/nd/) floor.

                         3. Four (4") inch sleeves as a form of access via the "hot columns" that exist in the Demised Premises.


                                   ARTICLE 4

                           OWNERSHIP OF IMPROVEMENTS
                           -------------------------

          Section 4.01.  General Rights of Owner and Tenant:  All appurtenances,
                         ----------------------------------
fixtures, improvements, additions and other property attached to or installed in the Demised Premises, whether by Owner or Tenant or others, and whether at Owner's expense, or Tenant's expense, or the joint expense of Owner and Tenant, shall be and remain the property of Owner, except that any such fixtures, improvements, additions and other property installed at the sole expense of Tenant with respect to which Tenant has not been granted any credit or allowance by Owner other than Owner's Work Contribution and Owner's Fifth Year Work Contribution, and which are removable without material damage to the Demised Premises shall be and remain the property of Tenant and are referred to as "Tenant's Personal Property". Any replacements of any property of Owner, whether
---------------------------
made at Tenant's expense or otherwise, shall be and remain the property of Owner.


                                   ARTICLE 5

                                    REPAIRS
                                    -------

          Section 5.01.  Tenant's Repair Obligations:  Tenant shall take good
                         ---------------------------
care of the Demised Premises (including, but not limited to, any Class E Fire Alarm and Communication system and any sprinkler system installed therein and any installations made or equipment installed therein as a result of any requirement of New York City Local Law #16 of 1984 or any successor law or like import) and, at Tenant's sole cost and expense, shall make all repairs and replacements, structural and otherwise, ordinary and extraordinary, foreseen and unforeseen as and when needed to preserve the Demised Premises (including, but not limited to, any Class E Fire Alarm and Communication system and the sprinkler system installed therein and any installations made or equipment installed therein as a result of any requirement of New York City Local Law #16 of 1984 or any successor law of like import) in good and safe working order and in first class repair and condition, except that Tenant shall not be required to make any repairs or replacements to the Demised Premises unless necessitated or occasioned by the acts, omissions or negligence of Tenant or any person claiming through or under Tenant or any of their servants, employees, contractors, agents, visitors or licensees, or by the manner of use or occupancy of the Demised Premises (in contradistinction to the mere use of the Demised Premises for office purposes) by Tenant or any such person. Without affecting Tenant's obligations set forth in the preceding sentence, Tenant, at Tenant's sole cost and expense, shall also (i) make all repairs and replacements, and perform all maintenance as and when necessary, to the lamps, tubes, ballasts, and starters in the lighting fixtures installed in the Demised Premises, (ii) make all repairs and replacements, as and when necessary, to Tenant's Personal Property and to any Alterations made or performed by or on behalf of Tenant or any person claiming through or under

Tenant, and (iii) if the Demised Premises shall include any space on any ground, street, mezzanine or basement floor in the Building, make all replacements, as and when necessary, to all windows and plate and other glass in, on or about such space, and obtain and maintain, throughout the Demised Term, plate glass insurance policies issued by companies, and in form and amounts, satisfactory to Owner, in which Owner, its agents and any lessor under any ground or underlying lease shall be named as parties insured, and (iv) perform all maintenance and make all repairs and replacements, as and when necessary, to any air conditioning equipment, private elevators, escalators, conveyors or mechanical systems (other than the Building's standard equipment and systems) which may be installed in the Demised Premises by Owner, Tenant or others. However, the provisions of the foregoing sentence shall not be deemed to give to Tenant any right to install air conditioning equipment, elevators, escalators, conveyors or mechanical systems. All repairs and replacements made by or on behalf of Tenant or any person claiming through or under Tenant shall be made and performed in conformity with, and subject to the provisions of Article 3 and shall be at least equal in quality and class to the original work or installation. The necessity for, and adequacy of, repairs and replacements pursuant to this
Article 5 shall be measured by the standard which is appropriate for first class office buildings of similar construction and class in the Borough of Manhattan, City of New York.

          Section 5.02. Supplementing the provisions of Section 5.0l, Owner, at Owner's sole cost and expense, shall make (i) all structural repairs to the Demised Premises as and when required, (ii) all repairs necessary to furnish the plumbing, electrical, air conditioning, ventilating, heating and elevator services required to be furnished by Owner to Tenant under the provisions of
Article 29, and (iii) all necessary repairs to the public portions of the Building which affect Tenant's use and enjoyment of the Demised Premises, except that Owner shall not be required to make any of the repairs referred to in subdivision (i), (ii) or (iii) of this sentence if Tenant is obligated to make such repairs pursuant to the provisions of Section 5.0l. Notwithstanding the foregoing provisions of this Section, Owner shall have no obligation to make any repairs unless and until specific notice of the necessity therefor shall have been given by Tenant to Owner. Within a reasonable time following receipt of such notice, Owner shall commence such repairs and prosecute the same to completion with reasonable diligence.


                                   ARTICLE 6

                              COMPLIANCE WITH LAWS
                              --------------------

          Section 6.01.  General Covenants:  Tenant, at Tenant's sole cost and
                         -----------------
expense, shall comply with all Legal Requirements (hereinafter defined) which shall impose any duty upon Owner or Tenant with respect to the Demised Premises or the use or occupation thereof, including, but not limited to, the modification to and maintenance of the sprinkler system serving the Demised Premises or any part thereof and any requirement that any hazardous material be removed or dealt with in any particular manner, except that Tenant shall not be required to make any structural Alterations in order so to comply or remove such hazardous material existing in the Demised Premises as of the date of this Lease, unless such Alterations shall be necessitated or occasioned, in whole or in part, by the acts, omissions, or negligence of Tenant or any person claiming through or under Tenant, or any of their servants, employees, contractors, agents, visitors or licensees, or by the manner of use or occupancy of the Demised Premises (in contradistinction to the mere use of the Demised Premises for office purposes) by Tenant or by any such person. For all purposes of this Lease the term "Legal Requirements" shall mean all present and future laws,
                ------------------
codes, ordinances, statutes, requirements, orders and regulations, ordinary and extraordinary, foreseen and unforeseen (including, but not limited to, the New York State Energy Conservation Construction Code, New York City Local Laws #5 of 1973, #16 of 1984 and #58 of 1987 and the Americans with Disabilities Act, and any successor laws of like import) of any Governmental Authority (hereinafter defined) and all directions, requirements, orders and notices of violations thereof. For all purposes of this Lease, the term "Governmental Authority"
                                                    ----------------------
shall mean the United States of America, the State of New York, the County of New York, the Borough of Manhattan, the City of New York, any political subdivision thereof and any agency, department, commission, board, bureau or instrumentality of any of the foregoing, now existing or hereafter created, having jurisdiction over Owner, Tenant, this Lease or the Real Property or any portion thereof. Any work or installations made or performed by or on behalf of Tenant or any person claiming through or under Tenant pursuant to the provisions of this Article shall be made in conformity with, and subject to the provisions of Article 3. For the purposes of this Article, the modification to and maintenance of the sprinkler system or any requirement that any hazardous material installed by Tenant be removed or dealt with in any particular manner or any

Alterations required to comply with Local Law #5 of 1973, #16 of 1984, #58 of 1987 and the Americans With Disabilities Act and any successor laws of like import shall be deemed to be a non-structural Alteration. Any modification to the sprinkler system shall be made in conformity with the provisions of Section
3.05. Compliance with any requirement regarding any hazardous material shall be made in conformity with the provisions of Section 3.06.

          Section 6.02.  Tenant's Compliance with Owner's Fire Insurance:
                         -----------------------------------------------
Tenant shall not do anything, or permit anything to be done, in or about the Demised Premises which shall (i) invalidate or be in conflict with the provisions of any fire and/or other insurance policies covering the Building or any property located therein, or (ii) result in a refusal by fire insurance companies of good standing to insure the Building or any such property in amounts reasonably satisfactory to Owner, or (iii) subject Owner to any liability or responsibility for injury to any person or property by reason of any business operation being conducted in the Demised Premises, or (iv) cause any increase in the fire insurance rates applicable to the Building or property located therein at the beginning of the Demised Term or at any time thereafter. Tenant, at Tenant's expense, shall comply with all present and future rules, orders, regulations and/or requirements of the New York Board of Fire Underwriters and the New York Fire Insurance Rating Organization or any similar body and the issuer of any insurance obtained by Owner covering the Building and/or the Real Property, whether ordinary or extraordinary, foreseen or unforeseen, including, but not limited to, any requirement that any hazardous material installed by Tenant be removed or dealt with in any particular manner and any requirement of New York City Local Law #5 of 1973, #16 of 1984, #58 of 1987 and the Americans With Disabilities Act or any successor laws of like import.

          Section 6.03.  Fire Insurance Rates:  In any action or proceeding
                         --------------------
wherein Owner and Tenant are parties, a schedule or "make up" of rates applicable to the Building or property located therein issued by the New York Fire Insurance Rating Organization, or other similar body fixing such fire insurance rates, shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to the Building or property located therein.

          Section 6.04. Owner agrees that as of the Commencement Date, or the Additional Space Commencement Date, as the case may be, the core bathrooms on each floor of the Demised Premises (other than the Basement Space) shall comply with the Americans With Disabilities Act.

          Section 6.05. Tenant shall have the right, after prior written notice to Owner, and the holder of any mortgage which may now or hereafter affect such leases and/or the Real Property or the Building, to contest, by appropriate, administrative and/or legal proceedings, diligently conducted in good faith, at Tenant's own cost and expense, the validity or application of any law, order, regulation or direction with which Tenant is required to comply under the provisions of said Article provided that:

                         (1)  Such contest shall not subject Owner or any lessor
under any such ground or underlying lease or the holder of any such mortgage to any criminal penalty or impose upon Owner or any such lessor or holder any unusual obligation or liability or affect any service required to be furnished by Owner to any other tenant or occupant of the Building; and

                         (2)  Neither such contest nor Tenant's failure to
comply pending such contest shall constitute a default under any ground or underlying lease, under any mortgage affecting any ground or underlying lease, or under any mortgage affecting the Building or the Real Property; and

                         (3)  Tenant shall indemnify and protect Owner, all of
the lessors under and all of the holders under any such mortgages affecting any ground or underlying lease or the Building or the Real Property from and against any and all damage, expenses, losses, injuries, fees, including, but not limited to, reasonable counsel fees, penalties, actions, causes of action, suits, costs, claims or judgments arising from such contest or Tenant's non-compliance with any such law, order, regulation or direction; and

                         (4)  Promptly following the determination of any such
contest, Tenant shall fully comply with said law, order, regulation or direction except to the extent, if any, to which it has been determined in said administrative and/or legal proceedings that Tenant is excused from such compliance.

          Section 6.06. Owner agrees solely to the extent that non-compliance by Owner prevents or hinders Tenant from using the Demised Premises for its normal business operations or delays Tenant's ability to perform any Alterations in accordance with the provisions of this Lease, except to a de minimus extent, Owner, at Owner's sole cost and expense, shall comply with all Legal Requirements, which shall impose any duty upon Owner or Tenant with respect to the Demised Premises or the use or occupation thereof, or any other portion of the Building with which Tenant is not required to comply pursuant to the provisions of Section 6.01 or 6.02 including, but not limited to, the core elevators; provided, however, Owner shall not be required to so comply unless and until Owner shall have received notice of the necessity therefor from Tenant except that Owner shall be liable for any damages Tenant has suffered arising from such non-compliance prior to Owner's receipt of such notice. All work required under this Section 6.06 shall be done in such manner as to minimize interference with Tenant's normal business operations; provided, however, nothing contained in this sentence shall be deemed to impose upon Owner any obligation to employ contractors or labor at so-called overtime or other premium pay rates; provided further, that in cases where there is a material interference with Tenant's business, or the health or safety of the occupants of the Demised Premises is adversely affected, Owner agrees to employ, at Owner's expense, contractors or labor at overtime or other premium pay rates in order to effect compliance with any of the foregoing with which Owner is required to comply pursuant to the provisions of this Section 6.06.

          Section 6.07. Owner shall have the right to contest, by appropriate legal proceedings diligently conducted in good faith, at its own cost and expense, the validity or application of any law, order, regulation or direction with which Owner is required to comply under the provisions of Section 6.06 provided that such contest shall not subject Tenant to any penalty or place Tenant in imminent danger of being required to vacate the Demised Premises or cease its normal business operations therein or prevent Tenant from making Alterations pursuant to this Lease or diminish Tenant's rights under this Lease, except to a de minimus extent.
            -- -------

          Section 6.08.  A.   If any laws, orders, rules or regulations of any
Federal, State, County or Municipal authority require that any asbestos or other hazardous material contained in or about the Demised Premises be removed or dealt with in any particular manner, then it shall be Owner's obligation, at Owner's expense, to remove such asbestos and hazardous materials from all portions of the Demised Premises to be occupied by Tenant in accordance with such laws, orders, rules and regulations.

                         B.   Notwithstanding the provisions of subsection A of
this Section, in the event any work performed by Owner pursuant to the provisions of subsection A is in any way disturbed or damaged by Tenant or any person claiming through or under Tenant, or asbestos or other hazardous material is installed in the Demised Premises by or on behalf of Tenant, or any person claiming through or under Tenant, Owner shall have no responsibility in connection, therewith and no obligation to perform any work with respect thereto, but it shall be Tenant's obligation, at Tenant's expense, to (i) remove or so deal with such asbestos or other hazardous material in accordance with all Legal Requirements. Any work required to be performed by Tenant pursuant to the provisions of the foregoing sentence is referred to as the "Compliance Work".
In the event Tenant is required to perform any Compliance Work then, notwithstanding anything to the contrary contained in this subsection B, Owner, at Owner's election, shall have the option to itself perform any Compliance Work and, in such event, Tenant shall pay to Owner all of Owner's reasonable out-of-pocket costs in connection therewith within ten (10) days next following the rendition of a statement thereof by Owner to Tenant.

                         C.   In the event that all or any portion of the
Demised Premises is rendered untenantable for a period of more than ten (10) consecutive days as a result of Owner's work under Section 6.08.A. above, the Fixed Rent and any increases therein allocable to such portion of the Demised Premises shall be abated for the period from the end of such ten (10) day period to and including the day immediately preceding the date upon which Tenant is able to use such portion of the Demised Premises.

                                   ARTICLE 7

                        SUBORDINATION, ATTORNMENT, ETC.
                        -------------------------------

          Section 7.01.  Lease Subordination:   This Lease and all the terms,
                         -------------------
covenants and provisions thereof and all rights, remedies and options of Tenant under this Lease as the same may hereafter be modified, amended or extended are and shall remain subject and subordinate in all respects to the mortgages which will affect the Real Property and the lien thereof on the date of execution and delivery of this lease which will be held by The Prudential Insurance Company of America and any additional mortgages hereafter held by such holder and to all advances made or hereafter to be made under such mortgages, and to all renewals, modifications, consolidations, correlations, replacements and extensions of, and substitutions for, such mortgages. Owner shall obtain and deliver to Tenant simultaneously with the execution and delivery of this Lease an agreement from the then holder or holders of said mortgages substantially to the effect that in the event of any foreclosure of said mortgages (including any such additional mortgages hereafter held by such holder or holders), such holder or holders will not make Tenant a party-defendant to such foreclosure (unless required by law in order to obtain jurisdiction, but in such event, no judgment foreclosing this Lease will be sought) nor disturb its possession under this Lease so long as there shall be no default by Tenant under this Lease beyond applicable grace periods (any such agreement, or any agreement of similar import is referred to in this Lease as a "Non-Disturbance Agreement"). If Owner shall fail to make timely delivery to Tenant of such Non-Disturbance Agreement executed by the then holder or holders of such presently existing mortgages, Tenant, as Tenant's sole remedy for such failure, shall have the right, exercisable within thirty (30) days after the date of the execution and unconditional delivery of this Lease, to cancel and terminate this Lease by notice to Owner. Upon the giving of such notice of cancellation and termination, this Lease shall terminate and come to an end, and neither party shall have any further rights or liabilities under this Lease. It is agreed that time is of the essence with respect to any such notice of cancellation and termination, and that Tenant shall not have the right to give any such notice after the thirty (30) day period referred to in the immediately preceding sentence, and that any such notice given after the expiration of such period shall have no force or effect.

          Section 7.02. This Lease and all rights of Tenant under this Lease shall be and remain subject and subordinate in all respects to all future ground or underlying leases of the Real Property or the Building and to all renewals, modifications, replacements and extensions of, and substitutions for, such ground or underlying leases, provided that (i) any such ground or underlying lease shall contain provisions, or (ii) the lessor under any such ground or underlying lease shall execute and deliver to Tenant an agreement, in either case substantially to the effect that, in the event of the termination of such ground or underlying lease by reason of the default or insolvency of the lessee thereunder, such lessor will permit Tenant to attorn to such lessor and will not disturb its possession under this Lease, so long as there shall be no default by Tenant under this Lease beyond applicable grace periods (any such provisions or agreement, or any provisions or agreement of similar import, are referred to in this Lease as "Tenant Recognition Provisions or a "Tenant Recognition Agreement").

          Section 7.03. This Lease and all the terms, covenants and provisions thereof and all rights, remedies and options of Tenant under this Lease as the same may hereafter be modified, amended or extended shall be and remain subject and subordinate in all respects to all mortgages other than the mortgages referred to in Section 7.01 which may, from time to time, hereafter affect the Real Property and/or any future ground or underlying leases and to all advances to be made under such mortgages, and to all renewals, modifications, consolidations, correlations, replacements and extensions of, and substitutions for, any such mortgage or mortgages, provided that (i) the holder of any such mortgage shall execute and deliver a Non-Disturbance Agreement to Tenant, or
(ii) any such mortgage shall contain provisions substantially to the same effect as those contained in a Non-Disturbance Agreement (any such provisions are referred to in this Lease as "Non-Disturbance Provisions").

          Section 7.04. If, at any time prior to the expiration of the Demised Term, any ground or underlying lease under which Owner shall then be the lessee shall terminate or be terminated for any reason or the holder of any mortgage acquires possession of the Real Property or the Building or the estate created by any ground or underlying lease, by receiver or otherwise, Tenant agrees, at the election and upon demand of any owner of the Real Property or the Building or of any such receiver, or of the holder of any mortgage in possession of the Real Property or the Building, or of any lessee under any other ground or underlying lease covering premises which include the

Demised Premises, to attorn, from time to time, to any such owner, holder, receiver or lessee, including, but not limited to, the holder of any mortgages referred to in Section 7.01 or 7.03 or its designee, upon the then executory terms and conditions of this Lease, for the remainder of the term originally demised in this Lease, provided that such owner, holder, receiver or lessee, including, but not limited to, the holder of any mortgages referred to in
Section 7.01 or 7.03 or its designee, as the case may be, shall then be entitled to receive the rent from the Demised Premises or possession of the Demised Premises. The foregoing provisions of this Section shall enure to the benefit of any such owner, holder, receiver or lessee, shall apply notwithstanding that, as a matter of law, this Lease may terminate upon the termination of any such ground or underlying lease, shall be self-operative upon any such demand, and no further instrument shall be required to give effect to said provisions. Tenant, however, upon demand of any such owner, holder, receiver or lessee, including, but not limited to, the holder of any mortgages referred to in Section 7.01 or
7.03 or its designee, agrees to execute, from time to time, instruments, in confirmation of the foregoing provisions of this Section, satisfactory to any such owner, holder, receiver or lessee, including, but not limited to, the holder of any mortgages referred to in Section 7.01 or 7.03 or its designee, acknowledging such adornment and setting forth the terms and conditions of its tenancy. Nothing contained in this Section shall be construed to impair any right otherwise exercisable by any such owner, holder, receiver or lessee.

          Section 7.05. The subordination provisions of this Article 7 shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, however, Tenant shall execute and deliver promptly any certificate or other instrument evidencing such subordination which Owner, or any lessor under any ground or underlying lease, or any holder of any mortgage to which this Lease is subordinate, may reasonably request. If, in connection with obtaining financing for the Building, the Real Property, or the interest of the lessee under any ground or underlying lease, any recognized lending institution shall request reasonable modifications of this Lease as a condition of such financing, Tenant covenants not unreasonably to withhold or delay its agreement to such modifications, provided such modifications do not increase the obligations, or materially and adversely affect the rights, of Tenant under this Lease. Tenant hereby agrees that in the event of any act or omission by Owner which would give Tenant the right, either immediately or after the lapse of a period of time, to terminate this Lease or to claim a partial or total eviction, Tenant will not exercise any such right until: (i) Tenant shall have given written notice of Owner's act or omission to the holder or holders of any mortgage or to the lessor or lessors under any ground or underlying lease of whom Tenant has been given written notice specifying the act or omission on the part of Owner which could or would give basis to Tenant's rights; and (ii) the holder or holders of such mortgage or the lessor or lessors under any such ground or underlying lease, after receipt of such notice, have failed or refused to remedy such act or omission, or cause the same to be remedied within a reasonable time after the giving of such notice by Tenant to such holder or holders or lessor or lessors provided that such reasonable period of time shall not exceed sixty (60) days (except if the act or omission is of such a nature that it cannot be completely remedied within such period of sixty (60) days, it may be further extended for a further reasonable period of time provided such holder(s) or lessor(s) shall commence within said period of sixty (60) days and thereafter diligently prosecute to completion all steps necessary to remedy such act or omission), except that if: (a) such holder(s) or lessor(s) need(s) possession of the Real Property in order to effect such remedy, or (b) the act or omission is personal to Owner and not capable of being remedied by such holder(s) or lessor(s), then the time for such remedy will be extended until such holder(s) or lessor(s), using reasonable efforts, shall have foreclosed on the mortgages (or otherwise taken title to the Real Property) provided such holder(s) or lessor(s) within sixty (60) days after receipt of Tenant's notice shall take all steps necessary to commence applicable proceedings to obtain possession of the Real Property whether through foreclosure proceedings or otherwise and to prosecute such proceedings with diligence. However, such holder(s) or lessor(s) shall have no obligation to cure such act or omission by Owner and shall have no liability for not curing such act or omission by Owner unless such holder(s) or lessor(s) undertake(s) in writing to do so.

          Section 7.06. In the event that by reason of any default on the part of the Owner, such holder(s) or lessor(s) shall succeed to the interest of Owner or any successor to Owner, under this Lease then subject to the provisions of this Article and at the election of the holder(s) or lessor(s), this Lease shall nevertheless continue in full force and effect, and Tenant shall and does hereby agree to (1) attorn to such holder(s) or lessor(s) and to recognize such holder(s) or lessor(s) as the Owner, and upon request of such holder(s) or lessor(s), Tenant shall execute and deliver to such holder(s) or lessor(s) an agreement of attornment, or, at such holder(s) or lessor(s) option, (2) enter into a new lease with such holder(s) or lessor(s), as Owner, for the remaining term of this Lease and otherwise on the identical terms and conditions and with the same options, if any, then remaining, including all modifications set forth in this Article. Notwithstanding anything contained in this Article, or in any Non-Disturbance Provision, Non-Disturbance Agreement, Tenant Recognition Provision or Tenant Recognition Agreement, however, the provisions of the mortgages or ground or underlying leases, as the case may be, shall govern with respect to the proceeds of any award in condemnation or of any fire or casualty insurance policies affecting the Real Property and such holder(s) or lessor(s) as Tenant's landlord, or otherwise, shall not have any liability to Tenant (i) in the event of damage or destruction to the Building or the premises demised in this Lease, for any repairs, replacements, rebuilding or restoration, unless required to be made under the provisions of this Lease and in any event, except as can reasonably be accomplished from the net proceeds of insurance actually received by, or made available to such holder(s) or lessor(s) and not applied in reduction and/or repayment of the loan secured by any such mortgages, or (ii) for any default by Owner, its successors and assigns under this Lease occurring prior to any date upon which such holder(s) or lessor(s), its successors and assigns, shall become Tenant's landlord (provided however such holder(s) or lessor(s) shall be liable to Tenant for any defaults of its obligations under this Lease from and after the date such holder(s) or lessor(s) become Tenant's landlord), or (iii) for or be subject to any credits, offsets, abatements, or claims against the rent under this Lease accruing to Tenant as a result of any acts or omissions of Owner, its successors or assigns, occurring or committed prior to the date upon which such holder(s) or lessor(s) shall become the owner of or obtain possession or control of the Real Property, or (iv) for any default by Owner of its obligations under this Lease or any act or omission of Owner, its successors or assigns, occurring or committed prior to the date upon which such holder(s) or lessor(s) shall become the owner of or obtain possession or control of the Real Property or (provided however such holder(s) or lessor(s) shall be liable to Tenant for any default of its obligation under this lease from and after the date upon which such holder(s) or lessor(s) shall become the owner of or obtain possession or control of the Real Property or (v) under any indemnity provision of whatever nature contained in this Lease, including, but not limited to, any environmental identification with respect to any act by any person other than such holder(s) or lessor(s) or any event occurring prior to the date such holder(s) or lessor(s) shall become Tenant's landlord.

          Section 7.07. If required by the holder of any mortgage or by the lessor under any ground or underlying lease, Tenant shall promptly join in any Non-Disturbance Agreement or Tenant Recognition Agreement to indicate its concurrence with the provisions thereof, provided such agreement shall substantially comply with the provisions of this Article.

          Section 7.08. If any such holder(s) or lessor(s) shall succeed to the interest of Owner, or any successor to Owner, any such holder(s) or lessor(s) shall have no liability under this Lease prior to the date any such holder(s) or lessor(s) shall take possession of the Real Property or succeed to the rights of Owner under this Lease, no liability under this Lease for offsets or defenses which Tenant might have had against Owner, and in any event any such holder(s) or lessor(s) shall have no personal liability as successor to Owner and Tenant shall look only to the estate and property of any such holder(s) or lessor(s) in the Real Property for the satisfaction of Tenant's remedies for the collection of a money judgment (or other judicial process) requiring the payment of money in the event of any default by any such holder(s) or lessor(s), as Owner under the Lease, and no other property or assets of any such holder(s) or lessor(s) shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease, the relationship of Owner and Tenant thereunder or Tenant's use or occupancy of the Demised Premises.

          Section 7.09. Tenant agrees that no prepayment of rent or additional rent due under this Lease of more than one month in advance, and no amendment, modification, surrender or cancellation of this Lease (other than a confirmation, ratification or exercise of an express right or benefit set forth in this Lease), shall be binding upon or as against any such holder(s) or lessor(s), as holder(s) of the mortgages or lessor(s) of the Real Property of which Tenant has knowledge, and as Owner under this Lease if it succeeds to that position, unless consented to in writing by any such holder(s) or lessor(s) or made pursuant to the exercise of an express right or benefit set forth in this Lease.

          Section 7.10. Any such holder(s) or lessor(s) shall not be obligated to undertake or complete any specific renovations or additions to the Demised Premises specifically provided for in this Lease to be performed by Owner (other than repairs) or pay the cost of any construction or other special landlord work or pay the cost of any special tenant work which Tenant shall be permitted or required to perform or reimburse Tenant therefor (in each case either now or concurrently under way or hereafter to be undertaken, whether or not the same is set forth in this Lease or any other agreement).

          Section 7.11.  A.   After request by Owner, Tenant shall, within ten
(10) days furnish Owner with a statement duly acknowledged and certified setting forth the following to the extent then true and applicable: (i) Tenant is the owner and holder of the Tenant's interest under this Lease; (ii) this Lease has not been modified or amended, except as specifically recited; (iii) this Lease is in full force and effect and the term thereof has commenced; (iv) the premises demised under this Lease have been completed and Tenant has taken possession of the same on a rent-paying basis; (v) to the knowledge of Tenant, neither Tenant nor Owner is in default under any of the terms, covenants or provisions of the Lease; (vi) neither Tenant nor Owner has commenced any action or given or received any notice for the purpose of terminating this Lease; (vii) all rents, additional rents and other sums due and payable under this Lease have been paid in full for the date due and no rents, additional rents or other sums payable under this Lease have been paid for more than one (1) month in advance of the due date thereof; and (viii) there are no offsets or defenses to the payment of the rents, additional rents, or other sums payable under this Lease. Tenant acknowledges that any statement delivered pursuant to this said Section
7.11 A may be relied upon by any purchaser or owner of the Building or the Real Property, or of Owner's interest in the Building or the Real Property or any ground or underlying lease, or by any mortgagee, or by any assignee of any mortgage, or by any lessee under any ground or underlying lease.

                         B.   From time to time, within ten (10) days next
following Tenant's request, Owner shall deliver to Tenant a written statement executed by Owner, in form reasonably satisfactory to Tenant, (i) acknowledging whether or not this Lease is then in full force and effect and has been modified (or, if modified, setting forth the specific nature of all modifications), and
(ii) setting forth the date to which the Fixed Rent has been paid, and (iii) stating whether or not, to the best knowledge of Owner, Tenant is in default under this Lease, and if Tenant is in default, setting forth the specific nature of all such defaults. Owner acknowledges that any statement delivered pursuant to this Section may be relied upon by any prospective assignee of Tenant's interest in this Lease or by any prospective subtenant.

          Section 7.12. If Owner assigns its interest in this Lease, or the rents payable hereunder, to the holder of any mortgage or the lessor under any ground or underlying lease, whether the assignment shall be conditional in nature or otherwise, Tenant agrees that (a) the execution thereof by Owner and the acceptance by such holder or lessor shall not be deemed an assumption by such holder or lessor of any of the obligations of the Owner under this Lease unless such holder or lessor shall, by written notice sent to Tenant, specifically otherwise elect; and (b) except as aforesaid, such holder or lessor shall be treated as having assumed Owner's obligations hereunder only upon the foreclosure of such holder's mortgage or the termination of such lessor's lease and the taking of possession of the Demised Premises by such holder or lessor, as the case may be.

          Section 7.13. Tenant agrees to cooperate reasonably with Owner in Owner's obtaining any Non-Disturbance Agreement or Tenant Recognition Agreement and Tenant shall provide Owner and the holder of any mortgage and the lessor under any ground or underlying lease with any information reasonably required by them in connection with obtaining any such Non-Disturbance Agreement or Tenant Recognition Agreement.

          Section 7.14. Owner represents to Tenant that as of the date of this Lease (i) there are no mortgages affecting the Real Property other than the mortgage held by The Prudential Insurance Company of America and (ii) there are no ground or underlying leases affecting the Real Property (other than space leases with various tenants of the Building).


                                   ARTICLE 8

                              PROPERTY LOSS, ETC.
                              -------------------

          Section 8.01. Any Building employee to whom any property shall be entrusted by or on behalf of Tenant shall be deemed to be acting as Tenant's agent with respect to such property and neither Owner nor Owner's agents shall be liable for any loss of or damage to any such property by theft or otherwise. Neither (i) the performance by Owner, Tenant or others of any decorations, repairs, alterations, additions or improvements in or to the Building or the Demised Premises, nor (ii) the failure of Owner or others to make any such decorations, repairs, alterations, additions or improvements, nor (iii) any damage to the Demised Premises or to the property of Tenant, nor any injury to any persons, caused by other tenants or persons in the Building, or by operations in the construction of any private, public or quasi-public work, or by any other cause, nor (iv) any latent defect in the Building or in the Demised Premises, nor (v) any temporary closing, darkening or bricking up of any windows of the Demised Premises for any reason whatsoever including, but not limited to, Owner's own acts nor any permanent darkening or bricking up of any such windows if required by Legal Requirement not occasioned solely by acts or omissions of Owner, nor (vi) any inconvenience or annoyance to Tenant or injury to or interruption of Tenant's business by reason of any of the events or occurrences referred to in the foregoing subdivisions (i) through (v), shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner, or its agents, or any lessor under any Superior Lease, other than such liability as may be imposed upon Owner by law for Owner's negligence or the negligence of Owner's agents, servants or employees in the operation or maintenance of the Building or for the breach by Owner of any express covenant of this Lease on Owner's part to be performed. Tenant's taking possession of the Demised Premises shall be conclusive evidence, as against Tenant, that, at the time such possession was so taken, the Demised Premises were in good and satisfactory condition and Owner's Initial Work was substantially completed.

          Section 8.02. Notwithstanding the foregoing provisions of Section 8.01, in the event any windows of the Demised Premises are temporarily closed, darkened or boarded up due to Owner's own acts (and not as the result of a Legal Requirement) Owner covenants to reasonably promptly take such steps as are reasonably necessary to remove such obstruction unless such obstruction is due to construction or renovation work undertaken by or on behalf of Owner in which event Owner agrees to remove such temporary obstruction reasonably promptly upon completion of such work in accordance with applicable Legal Requirements.


                                   ARTICLE 9

                       DESTRUCTION-FIRE OR OTHER CASUALTY
                       ----------------------------------

          Section 9.01.  Owner's Repair Obligations:  If the Demised Premises
                         --------------------------
shall be damaged by fire or other casualty and if Tenant shall give prompt notice to Owner of such damage, Owner, at Owner's expense, shall repair such damage. However, Owner shall have no obligation to repair any damage to, or to replace, Tenant's Personal Property or any other property or effects of Tenant. Except as otherwise provided in Section 9.03, if the entire Demised Premises shall be rendered untenantable by reason of any such damage, the Fixed Rent shall abate for the period from the date of such damage to the date when such damage shall have been repaired, and if only a part of the Demised Premises shall be so rendered untenantable, the Fixed Rent shall abate equitably for such period on the basis of the area of the part of the Demised Premises so rendered untenantable and the allocations of Fixed Rent as set forth in subsection D of
Section 38.02. However, if, prior to the date when all of such damage shall have been repaired, any part of the Demised Premises so damaged shall be rendered tenantable and shall be used or occupied by Tenant or any person or persons claiming through or under Tenant, then the amount by which the Fixed Rent shall abate shall be equitably apportioned for the period from the date of any such use or occupancy to the date when all such damage shall have been repaired. Tenant hereby expressly waives the provisions of Section 227 of the New York Real Property Law, and of any successor law of like import then in force, and Tenant agrees that the provisions of this Article shall govern and control in lieu thereof. Notwithstanding the foregoing provisions of this Section, if, prior to or during the Demised Term, (i) the Demised Premises shall be to totally damaged or rendered wholly untenantable by fire or other casualty, and there shall be less than three (3) years remaining of the Demised Term, as it may be extended pursuant to the provisions of Article 42 (provided, however, if any option pursuant to Article 42 has not been exercised prior to such fire or other casualty because such fire or other casualty has occurred prior to the time by which Tenant must notify Owner of its exercise of such option, Tenant shall have the right to exercise such option by notice to Owner within the lesser of (a) the period of forty-five (45) days following Tenant's receipt of Owner's notice of termination hereunder and (b) the period between the date of such fire of other casualty and the date by which Tenant must otherwise notify Owner of the exercise of such option and in the event Tenant exercises its option in accordance with the foregoing, Owner's notice of termination shall be void and of no force and effect) and if Owner shall decide not to restore the Demised Premises, or (ii) the Building shall be so damaged by fire or other casualty that, in Owner's opinion, substantial alteration, demolition, or reconstruction of the Building shall be required (whether or not the Demised Premises shall have been damaged or rendered untenantable), then, in any of such events, Owner, at Owner's option, may give to Tenant, within ninety (90) days after such fire or other casualty, a five (5) days' notice of termination of this Lease and, in the event such notice is given, this Lease shall come to an end and expire (whether or not said term shall have commenced) upon the expiration of said five (5) days with the same effect as if the date of expiration of said five (5) days were the Expiration Date, the Fixed rent shall be apportioned as of such date (subject to any earlier date or abatement of Fixed Rent) and any prepaid portion of Fixed Rent for any period after such date shall be refunded by Owner to Tenant.

          Section 9.02.  Owner's Subrogation Waiver Provisions:  Owner shall
                         -------------------------------------
attempt to obtain and maintain, throughout the Demised Term, in Owner's fire insurance policies covering the Building, provisions to the effect that such policies shall not be invalidated should the insured waive, in writing, prior to a loss, any or all right of recovery against any party for loss occurring to the Building. In the event that at any time Owner's fire insurance carriers shall exact an additional premium for the inclusion of such or similar provisions, Owner shall give Tenant notice thereof. In such event, if Tenant agrees, in writing, to reimburse Owner for such additional premium for the remainder of the Demised Term, Owner shall require the inclusion of such or similar provisions by Owner's fire insurance carriers. As long as such or similar provisions are included in Owner's fire insurance policies then in force, Owner hereby waives
(i) any obligation on the part of Tenant to make repairs to the Demised Premises necessitated or occasioned by fire or other casualty that is an insured risk under such policies, and (ii) any right of recovery against Tenant, any other permitted occupant of the Demised Premises, and any of their servants, employees, agents or contractors, for any loss occasioned by fire or other casualty which is an insured risk under such policies. In the event that at any time Owner's fire insurance carriers shall not include such or similar provisions in Owner's fire insurance policies, the waivers set forth in the foregoing sentence shall, upon notice given by Owner to Tenant, be deemed of no further force or effect.

          Section 9.03.  Tenant Negligence:  Except to the extent expressly
                         -----------------
provided in Section 9.02, nothing contained in this Lease shall relieve Tenant of any liability to Owner or to its insurance carriers which Tenant may have under law or the provisions of this Lease in connection with any damage to the Demised Premises or the Building caused by fire or other casualty. Notwithstanding the provisions of Section 9.01, if any such damage, occurring after any date when the waivers set forth in Section 9.02 are no longer in force and effect, is due to the fault or neglect of Tenant, any person claiming through or under Tenant, or any of their servants, employees, agents, contractors, visitors or licensees, then there shall be no abatement of Fixed Rent by reason of such damage.

          Section 9.04.  Tenant Subrogation Waiver Provisions:  Tenant
                         ------------------------------------
acknowledges that it has been advised that Owner's insurance policies do not cover Tenant's Personal Property or any other property of Tenant in the Demised Premises; accordingly, it shall be Tenant's obligation to obtain and maintain insurance covering its property in the Demised Premises and loss of profits including, but not limited to, water damage coverage and business interruption insurance. Tenant shall attempt to obtain and maintain, throughout the Demised Term, in Tenant's fire and other insurance policies covering Tenant's Personal Property and other property of Tenant in the Demised Premises, and Tenant's use and occupancy of the Demised Premises, and/or Tenant's profits (and shall cause any other permitted occupants of the Demised Premises to attempt to obtain and maintain, in similar policies), provisions to the effect that such policies shall not be invalidated should the insured waive, in writing, prior to a loss, any or all right of recovery against any party for loss occasioned by fire or other casualty which is an insured risk under such policies. In the event that at any time the fire insurance carriers issuing such policies shall exact an additional premium for the inclusion of such or similar provisions, Tenant shall give Owner notice thereof. In such event, if Owner agrees, in writing, to reimburse Tenant or any person claiming through or under Tenant, as the case may be, for such additional premium for the remainder of the Demised Term, Tenant shall require the inclusion of such or similar provisions by such insurance carriers. As long as such or similar provisions are included in such insurance policies then in force, Tenant hereby waives (and agrees to cause any other permitted occupants of the Demised Premises to execute and deliver to Owner written instruments waiving) any right of recovery against Owner, any lessors under any Superior Leases, the holders of any Mortgage, and all other tenants or occupants of the Building, and any servants, employees, agents or contractors of Owner, or of any such lessor, or holder or any such other tenants or occupants, for any loss occasioned by fire or other casualty which is an insured risk under such policies. In the event that at any time such insurance carriers shall not include such or similar provisions in any such insurance policy, the waiver set forth in the foregoing sentence (or in any written instrument executed by any other permitted occupant of the Demised Premises) shall, upon notice given by Tenant to Owner, be deemed of no further force or effect with respect to any insured risks under such policy from and after the giving of such notice. During any period while any such waiver of right of recovery is in effect, Tenant, or any other permitted occupant of the Demised Premises, as the case may be, shall look solely to the proceeds of such policies to compensate Tenant or such other permitted occupant for any loss occasioned by fire or other casualty which is an insured risk under such policies.

          Section 9.05. For the purposes of this Article 9, (i) the Demised Premises shall be deemed untenantable if Tenant shall be deprived of reasonable means of access to the Demised Premises by reason of fire of other casualty, and
(ii) any floor of the Demised Premises shall be deemed untenantable if Tenant shall be deprived of reasonable access thereto through public parts of the Building.

          Section 9.06. Owner agrees, during the Demised Term, to obtain and keep in full force and effect insurance against loss or damage by fire or other casualty to the Building in an amount equal to not less then eighty (80%) percent of the replacement value of the Building exclusive of footings and foundations.

          Section 9.07. Owner agrees that it shall not exercise its option to give a notice of termination of this Lease pursuant to the provisions of subdivision (ii) of Section 9.01 unless Owner exercises a similar option in leases affecting all space in the Building.

          Section 9.08. In the event that fifty (50%) percent or more of the Demised Premiss shall be rendered wholly untenantable by reason of any damage occurring during the last two (2) years of the Demised Term, as it may be extended pursuant to the provisions of Article 42, by fire or other casualty, Tenant, at Tenant's option, and as Tenant's sole remedy with respect thereto, may give to Owner within thirty (30) days following such fire or other casualty, a thirty (30) days' notice of termination of this Lease and, in the event any such notice is given in accordance with the foregoing provisions of this sentence, this Lease and the Demised Term shall come to an end and expire upon the expiration of said thirty (30) days as if the expiration of said thirty (30) days were the Expiration Date, the Fixed Rent and any increases in the Fixed Rent pursuant to the provisions of Article 23, shall be apportioned as of such date, and any prepaid portion of Fixed Rent and any such increases for any period after such date shall be promptly refunded by Owner and Tenant.

          Section 9.09. Owner covenants that if the Demised Premises or the Building shall be damaged by fire or other casualty, and Owner and Tenant shall fail to exercise any applicable option to give a notice of termination of this Lease pursuant to this Article, Owner shall repair such damage with diligence after final settlement of any insurance claim by Owner in connection with such damage, provided, however, in the event such final settlement does not occur within a reasonable time, Owner shall commence repair of such damage prior to such settlement. Owner shall diligently attempt to settle any such insurance claim. However, nothing contained in this Subsection shall be deemed to impose upon Owner any obligation to employ labor at overtime or other premium pay rates.

          Section 9.10.  A.   Supplementing the provisions of Section 9.01, in
the event (a) the Demised Premises or Building shall be damaged by fire or other casualty and Tenant shall be unable to use the Demised Premises as a result of such damage and (b) Owner shall not exercise the right to terminate this Lease in accordance with the provisions of Section 9.01 and shall, accordingly, be obligated to repair any such damage, then, if such damage is not repaired within twelve (12) months after the date of such fire or other casualty (such twelve
(12) month period is referred to as the "Restoration Period"), Tenant shall have the following options:

                              (i)     to give to Owner within ten (10) days next
following the expiration of the Restoration Period a five (5) days' notice of termination of this Lease, or

                              (ii)    to extend the Restoration Period for a
further period of six (6) months by notice given to Owner within ten (10) days after the expiration of the initial Restoration Period. In the event Tenant shall have given such notice to Owner extending the initial Restoration Period and if such damage shall not have been repaired by Owner within any extended Restoration Period, Tenant shall have the options to (a) further extend the Restoration Period for further successive periods of six (6) months, by notice given to Owner within ten (10) days after the expiration of any extended Restoration Period or (b) to give Owner, within ten (10) days after the expiration of any such extended Restoration Period a five (5) days' notice of termination of this Lease.

                         B.   Notwithstanding anything to the contrary contained
in the provisions of Paragraph A of this Section 9.10, in the event Owner, in Owner's opinion, shall determine that the repair of such damage to the Demised Premises or Building will reasonably require a period longer than twelve (12) months, Owner shall, within ninety (90) days after the date of such fire or casualty, give a notice to Tenant extending the initial Restoration Period to the date upon which Owner estimates that such repair to the Demised Premises or Building shall be completed. In the event Owner shall give such a notice under this Paragraph B, then, the initial Restoration Period set forth in Paragraph A of this Section 9.10, shall be so extended and (b) Tenant shall have the further option to give to Owner a five (5) days' notice of termination of this Lease within twenty (20) days next following the giving of such notice under this Paragraph B by Owner to Tenant extending the initial Restoration Period.

                         C.   Time is of the essence with respect to the giving
by Tenant to Owner of any notice in accordance with the provisions of Paragraphs A and B of this Section 9.10 and in the event that Tenant shall fail to give any such notice within the time periods set forth therein, Tenant shall be deemed to have given to Owner a notice pursuant to subdivision (ii) of Paragraph A of this
Section 9.10 extending the Restoration Period provided, however, that any five
(5) days' notice of termination given by Tenant pursuant to the provisions of Paragraph B of this Section 9.10 beyond the ten (10) day period provided therein shall be void and of no force and effect.

                         D.   In the event that Tenant shall give to Owner
within the applicable time periods set forth in the foregoing provisions of this Section a five (5) days' notice of termination of this Lease, this Lease and the Demised Term shall come to an end and expire upon the expiration of said five
(5) days with the same effect as if the date of expiration of said five (5) days were the Expiration Date, the Fixed Rent and all increases thereof shall be apportioned as of such date, and any prepaid portion of Fixed Rent for any period after such date shall be refunded by Owner to Tenant.

                         E.   Nothing contained in the foregoing provisions of
this Section 9.10 shall be deemed to affect the rights of Owner to give to Tenant a five (5) days' notice of termination of this Lease in accordance with the provisions of Subdivision (i) of Section 9.01 and the provisions of Subdivision (ii) of Section 9.01.


                                   ARTICLE 10

                                 EMINENT DOMAIN
                                 --------------

          Section 10.01. Taking of the Demised Premises:  If the whole of the
                         ------------------------------
Demised Premises shall be acquired for any public or quasi-public use or purpose, whether by condemnation or by deed in lieu of condemnation, this Lease and the Demised Term shall end as of the date of the vesting of title with the same effect as if said date were the Expiration Date. If only a part of the Demised Premises shall be so acquired or condemned then, except as otherwise provided in this Section, this Lease and the Demised Term shall continue in force and effect but, from and after the date of the vesting of title, the Fixed Rent shall be equitably reduced on the basis of the area of the part of the Demised Premises as acquired or condemned and the allocations of Fixed Rent set forth in subsection D of Section 38.02. If only a part of the Real Property shall be so acquired or condemned, then (i) whether or not the Demised Premises shall be affected thereby, Owner, at Owner's option, may give to Tenant, within sixty (60) days next following the date upon which Owner shall have received notice of vesting of title, a five (5) days' notice of termination of this Lease, and (ii) if the part of the Real Property so acquired or condemned shall contain more than ten (10%) percent of the total area of the Demised Premises immediately prior to such acquisition or condemnation, or if, by reason of such acquisition or condemnation, Tenant no longer has reasonable means of access to the Demised Premises, Tenant, at Tenant's option, may give to Owner, within sixty (60) days next following the date upon which Tenant shall have received notice of vesting of title, a five (5) days' notice of termination of this
Lease.   Notwithstanding anything to the contrary contained in the provisions of subsection (i) of the immediately preceding sentence, Owner agrees that unless the Demised Premiss are so affected to a material degree by a condemnation or acquisition, Owner will not exercise its option to give a notice of termination of this Lease pursuant to the provisions of said subdivision (i) unless Owner exercises a similar option in other leases affecting substantially all of the space in the Building. In the event any such five (5) days' notice of termination is given, by Owner or Tenant, this Lease and the Demised Term shall come to an end and expire upon the expiration of said five (5) days with the same effect as if the date of expiration of said five (5) days were the Expiration Date. If a part of the Demised Premises shall be so acquired or condemned and this Lease and the Demised Term shall not be terminated pursuant to the foregoing provisions of this Section, Owner, at Owner's expense, shall restore that part of the Demised Premises not so acquired or condemned to a self-contained rental unit. In the event of any termination of this Lease and the Demised Term pursuant to the provisions of this Section, the Fixed Rent shall be apportioned as of the date of such termination and any prepaid portion of Fixed Rent for any period after such date shall be refunded by Owner to Tenant.

          Section 10.02. Condemnation Award or Claims:  In the event of any such
                         ----------------------------
acquisition or condemnation of all or any part of the Real Property, Owner shall be entitled to receive the entire award for any such acquisition or condemnation, Tenant shall have no claim against Owner or the condemning authority for the value of any unexpired portion of the Demised Term and Tenant hereby expressly assigns to Owner all of its right in and to any such award. Nothing contained in this Section shall be deemed to prevent Tenant from making a claim in any condemnation proceedings for the value of any items of Tenant's Personal Property which are compensable, in law, as trade fixtures or, provided that such claim is authorized by law and will not in anyway diminish the award to which Owner would be entitled if no such claim were made, for Tenant's moving expenses.


                                   ARTICLE 11

                           ASSIGNMENT AND SUBLETTING
                           -------------------------

          Section 11.01. General Covenant: Except as expressly provided in this
                         ----------------
Article 11, Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, covenants that, without the prior consent of Owner in each instance, it shall not (i) assign whether by merger, consolidation or otherwise, mortgage or encumber its interest in this Lease, in whole or in part, or (ii) sublet, or permit the subletting of, the Demised Premises or any part thereof, or (iii) permit the Demised Premises or any part thereof to be occupied, or used for desk space, mailing privileges or otherwise, by any person other than Tenant. The sale, pledge, transfer or other alienation of (a) any of the issued and outstanding capital stock of any corporate Tenant (unless such stock is publicly traded on a recognized security exchange or over-the counter market) or (b) any interest in any partnership, limited liability company or joint venture or other business entity comprising Tenant, however accomplished, and whether in a single transaction or in a series of related and/or unrelated transactions, shall be deemed for the purposes of this Section as an assignment of this Lease which shall require the prior consent of Owner in each instance.

          Section 11.02. Owner's Rights Upon Assignment:  If Tenant's interest
                         ------------------------------
in this Lease is assigned, whether or not in violation of the provisions of this Article, Owner may collect rent from the assignee; if the Demised Premises or any part thereof are sublet to, or occupied by, or used by, any person other than Tenant, whether or not in violation of this Article, Owner, after default by Tenant under this Lease, may collect rent from the subtenant, user or occupant. In either case, Owner shall apply the net amount collected to the rents reserved in this Lease, but neither any such assignment, subletting, occupancy, or use, whether with or without Owner's prior consent, nor any such collection or application, shall be deemed a waiver of any term, covenant or condition of this Lease or the acceptance by Owner of such assignee, subtenant, occupant or user as tenant. The consent by Owner to any assignment, subletting, occupancy or use shall not relieve Tenant from its obligation to obtain the express prior consent of Owner to any further assignment, subletting, occupancy or use. If this Lease is assigned to any person or entity pursuant to any proceeding of the type referred to in Subsections 16.01(c) and 16.01(d), any and all monies or other consideration payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Owner, shall be and remain the exclusive property of Owner and shall not constitute property of Tenant or of the estate of Tenant within the meaning of any proceeding of the type referred to in Subsections 16.01(c) and 16.01(d). Any and all monies or other considerations constituting Owner's property under the preceding sentence not paid or delivered to Owner shall be held in trust for the benefit of Owner and shall be promptly paid to or turned over to Owner. Any person or entity

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

to which this Lease is assigned pursuant to any proceeding of the type referred to in Subsections 16.01(c) and 16.01(d) shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall execute and deliver to Owner upon demand an instrument confirming such assumption. The listing of any name other than that of Tenant on any door of the Demised Premises or on any directory or in any elevator in the Building, or otherwise, shall not operate to vest in the person so named any right or interest in this Lease or in the Demised Premises, or the Building, or be deemed to constitute, or serve as a substitute for, any prior consent of Owner required under this Article, and it is understood that any such listing shall constitute a privilege extended by Owner which shall be revocable at Owner's will by notice to Tenant. Tenant agrees to pay to Owner reasonable counsel fees incurred by Owner in connection with any proposed assignment of Tenant's interest in this Lease or any proposed subletting of the Demised Premises or any part thereof. Neither any assignment of Tenant's interest in this Lease nor any subletting, occupancy or use of the Demised Premises or any part thereof by any person other than Tenant, nor any collection of rent by Owner from any person other than Tenant as provided in this Section, nor any application of any such rent as provided in this Section shall, in any circumstances, relieve Tenant of its obligation fully to observe and perform the terms, covenants and conditions of this Lease on Tenant's part to be observed or performed.

          Section 11.03. A.   As long as Tenant is not in default under any of
the terms, covenants or conditions of this Lease on Tenant's part to be observed or performed beyond applicable grace periods, Tenant shall have the right to give notice to Owner (referred to as a "Tenant's Section 11.03 Sublet Notice") of Tenant's intention to sublet all or any part of the Demised Premises (the space which Tenant intends to sublet is referred to in this Section as the "Section 11.03 Sublet Space"), which notice shall set forth the proposed commencement and expiration dates of the term of such intended subletting (and, if the Section 11.03 Sublet Space, or any portion thereof, shall constitute less than an entire floor, such notice shall be accompanied by a floor plan delineating such Section 11.03 Sublet Space or portion thereof).

                         B.   Within a period of one hundred twenty (120) days
after the giving of Tenant's Section 11.03 Sublet Notice, if the Section 11.03 Sublet Space shall contain all or substantially all of the Demised Premises, Owner, at Owner's option, may give to Tenant, a notice terminating this Lease on the date (referred to as the "Earlier Termination Date") immediately prior to the proposed commencement date set forth in Tenant's Section 11.03 Sublet Notice but in no event shall the Earlier Termination Date occur prior to the expiration of the one hundred twenty (120) day period set forth above, and, in the event such notice is given, this Lease and the Demised Term shall come to an end and expire on the Earlier Termination Date with the same effect as if it were the Expiration Date, the Fixed Rent shall be apportioned as of the Earlier Termination Date and any prepaid portion of Fixed Rent for any period after such date shall be refunded by Owner to Tenant. Within a period of either (1) thirty
(30) days after the giving of Tenant's Section 11.03 Sublet Notice if the
Section 11.03 Sublet Space shall contain less than five thousand (5,000) rentable square feet or (2) one hundred twenty (120) days after the giving of Tenant's Section 11.03 Sublet Notice, if the Section 11.03 Sublet Space shall contain five thousand (5,000) rentable square feet or more, as the case may be, Owner, at Owner's option, may give to Tenant a notice (referred to as a "Section
11.03 Elimination Notice") electing to eliminate the Section 11.03 Sublet Space (after the giving of such notice, such Space is referred to as the "Eliminated Space") from the Demised Premises during the period (referred to as the "Elimination Period") commencing on the date fixed by Owner in such Section
11.03 Elimination Notice (referred to as the "Elimination Date") which date may be any date between the date which is one (1) month prior to and the date which is three (3) months subsequent to the proposed commencement date set forth in Tenant's Section 11.03 Sublet Notice, both inclusive, which date shall, in any event, not be earlier than the date next following the expiration of the applicable thirty (30) day or one hundred twenty (120) day period set forth in subdivisions (1) and (2) above, and ending on the date fixed by Owner in such
Section 11.03 Elimination Notice, which date may be any date between the date which is three (3) months prior to and the date which is three (3) months subsequent to the proposed expiration date set forth in Tenant's Section 11.03 Sublet Notice, both inclusive. In the event any Section 11.03 Elimination Notice shall be given, the provisions of Section 11.04 shall apply to the Eliminated Space.

                         C.   If, at the expiration of the applicable thirty
(30) day or one hundred twenty (120) day period set forth in subsection B of this Section 11.03, (1) Owner shall not have given a notice terminating this Lease or a Section 11.03 Elimination Notice, and (2) Tenant is not in default under any of the terms, covenants or conditions of this Lease on Tenant's part to be observed or performed beyond applicable grace periods, Owner

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

agrees thereafter not unreasonably to withhold its prior consent to a subletting by Tenant of the Section 11.03 Sublet Space provided that any subletting of all or part of the Basement Space shall include any other part of the Demised Premises as well. Without Owner's prior consent, Tenant shall not (x) negotiate or enter into a proposed subletting with any tenant, subtenant or occupant of any space in the Building (other than any subtenant of Tenant) if at such time there is comparable vacant space or comparable space available for leasing in the Building unless such vacant space or space available for leasing contains substantially fewer rentable square feet than contained in the proposed sublet space or (xx) list or otherwise publicly advertise the Demised Premises or any part thereof for subletting at a rental lower than the rental at which Owner is then offering to rent comparable space in the Building (provided the foregoing shall not prohibit Tenant from advertising the Demised Premises in so-called "brokers sheets" with rents furnished upon request). Any such subletting shall be (a) for substantially the same term set forth in Tenant's Section 11.03 Sublet Notice, (b) for undivided occupancy by the subtenant of that part of the Demised Premises affected thereby, and (c) for the use permitted in this Lease, and at no time shall there be more than three (3) occupants, including Tenant, on any one (1) floor. At least thirty (30) days prior to any such proposed subletting, Tenant shall submit to Owner a statement (referred to as the "Proposed Sublet Statement") containing the name and address of the proposed subtenant, the nature of the proposed subtenant's business and its current financial status, if such status is obtained or obtainable by Tenant, and all of the principal terms and conditions of the proposed subletting, including, but not limited to, the proposed commencement and expiration dates of the term thereof, and unless the Section 11.03 Sublet Space shall constitute an entire floor or floors, the Proposed Sublet Statement shall be accompanied by a floor plan delineating the proposed sublet space. Owner may, however, arbitrarily withhold such consent if, in Owner's reasonable judgment, the occupancy of the proposed subtenant will tend to impair the character or dignity of the Building or impose any additional burden upon Owner in the operation of the Building or the proposed subtenant shall be a person or entity with whom Owner is then negotiating or discussing to lease space in the Building. In the event of any dispute between Owner and Tenant as to the reasonableness of Owner's refusal to consent to any such proposed subletting, such dispute shall be determined by arbitration in the City of New York in accordance with the rules and regulations then obtaining of the American Arbitration Association or its successor as set forth in Article 36. Any such determination shall be final and binding upon the parties, whether or not a judgment shall be entered in any court. If the determination of any such arbitration shall be adverse to Owner, Owner, nevertheless, shall not be liable to Tenant for a breach of Owner's covenant not unreasonably to withhold such consent, and Tenant's sole remedy in such event shall be to enter into the proposed subletting unless (x) the Building shall not have been a Rudin Building (as hereinafter defined) at the time such consent was withheld, and (y) such consent shall have been withheld in bad faith in which event Owner shall pay Tenant's out-of-pocket costs and expenses (including attorneys' fees). For the purposes of the preceding sentence, the term "Rudin Building" shall mean a building at least fifty (50%) percent of which is owned or controlled, either by voting rights, contract or otherwise, by lineal descendants of Samuel Rudin and/or spouses of such lineal descendants and/or trusts established for the benefit of any of the foregoing persons.

                         D.   Any sublease consented to by Owner must conform in
all material respects to the information contained in the Proposed Sublet Statement and shall expressly provide that (a) the subtenant shall obtain provisions in its insurance policies to the effect that such policies shall not be invalidated should the insured waive, in writing, prior to a loss, any or all right of recovery against any party for loss occasioned by fire or other casualty which is an insured risk under such policies, as set forth in Section 9.04, and (b) in the event of the termination, re-entry or dispossess of Tenant by Owner under this Lease, Owner may, at its option, take over all of the right, title and interest of Tenant, as sublessor under the sublease, and such subtenant shall, at Owner's option, attorn to Owner pursuant to the then executory provisions of such sublease, except that Owner shall not (i) be liable for any act or omission of Tenant under such sublease prior to such attornment by subtenant, (ii) be subject to any offset which accrued to such subtenant against Tenant, (iii) be bound by any previous modification of such sublease or by any previous prepayment of more than one month's rent unless such modification or prepayment was previously approved by Owner, (iv) be bound by any covenant to undertake or complete any construction of the premises, or any portion thereof, demised by such sublease and (v) be bound by any obligation to make any payment to or on behalf of the subtenant, except for services, repairs, maintenance and restoration provided for under the sublease to be performed after the date of such termination, re-entry or dispossess by Owner under this Lease and to which Owner is expressly required to perform under this Lease with respect to the subleased space at Owner's expense, it being expressly understood, however, that Owner shall not be bound by any obligation to make payment to or on behalf of a subtenant with respect to construction performed by or on behalf of such subtenant in the subleased premises. Tenant shall reimburse Owner on demand for any costs or expense that may be incurred by Owner's review of any Proposed

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

Sublet Statement or in connection with any sublease consented to by Owner, including, without limitation, any reasonable attorneys' fees and disbursements and the reasonable costs of making investigations as to the acceptability of the proposed subtenant.

                         E.   The covenant of Owner contained in Subsection C of
this Section 11.03 not unreasonably to withhold its consent to a proposed subletting by Tenant of the Section 11.03 Sublet Space shall apply only for a period of one hundred eighty (180) days next following the expiration of both the thirty (30) day period and the one hundred twenty (120) day period set forth in Subsection B of this Section 11.03 and shall not apply after the expiration of such one hundred eighty (180) day period subject, however, to Tenant's right to give to Owner another Tenant's Section 11.03 Sublet Notice pursuant to the provisions of subsection A of this Section 11.03.

          Section 11.04. A.   In the event any Section 11.03 Elimination Notice
shall be given by Owner (i) the Eliminated Space shall be eliminated from the Demised Premises during the Elimination Period; (ii) Tenant shall surrender the Eliminated Space to Owner on or prior to the Elimination Date in the same manner as if said Date were the Expiration Date; (iii) if the Eliminated Space shall constitute less than an entire floor, (a) Owner, at Owner's expense, shall have the right to make any alterations and installations in the Demised Premises required, in Owner's judgment, reasonably exercised, to make the Eliminated Space a self-contained rental unit with access through corridors to the elevators and core toilets serving the Eliminated Space, and if the Demised Premises shall contain any core toilets (for the purposes of this Article, core toilets shall be deemed to include any unisex toilets) or any corridors (including any corridors proposed to be constructed by Owner pursuant to this subdivision [iii]), providing access from the Eliminated Space to the core area,
(b) Owner and any tenant or other occupant of the Eliminated Space shall have the right to use such toilets and corridors in common with Tenant and any other permitted occupants of the Demised Premises, and the right to install signs and directional indicators in or about such corridors indicating the name and location of such tenant or other occupant; (iv) during the Elimination Period, the Fixed Rent shall be equitably reduced on the basis of the area of the Eliminated Space and the allocations of Fixed Rent set forth in subsection D of
Section 38.02 and the Demised Premises Area (as defined in Article 23) shall be reduced in the proportion which the area of the Eliminated Space bears to the total area of the Demised Premises immediately prior to the Elimination Date (including an equitable portion of the area of any corridors referred to in subdivision (iii) of this sentence as part of the area of the Eliminated Space for the purpose of computing such reduction), and any prepaid portion of Fixed Rent for any period after the Elimination Date allocable to the Eliminated Space shall be refunded by Owner to Tenant and in the event that the Eliminated Space shall be the entire Demised Premises, during the Elimination Period, Tenant shall have no rights with respect to the Demised Premises nor any obligations with respect to the Demised Premises, including, but not limited to, any obligations to pay Fixed Rent or any increases therein or any additional rent,
(v) there shall be an equitable apportionment of any increase in the Fixed Rent pursuant to Article 23 for the Escalation Year and Tax Escalation Year (as defined in Article 23) in which said Elimination Date shall occur; (vi) if the Elimination Period shall end prior to the Expiration Date, the Eliminated Space, in its then existing condition provided, Owner, at Owner's cost and expense, shall remove the demising walls within the Eliminated Space and the Eliminated Space shall be usable as general offices (unless the Eliminated Space was not so usable on the date immediately preceding the Elimination Date) and if not so usable shall be made so usable by Owner; however, if it is the subtenant's obligation under the Proposed Sublease to make such restoration and the subtenant defaults in such obligation, then Owner shall assign to Tenant, without recourse, its rights, at Tenant's sole cost and expense, to enforce such restoration obligation or to seek damages caused by the failure of such subtenant to so restore the Eliminated Space, shall be deemed restored to and once again a part of the Demised Premises during the period (referred to as the "Restoration Period") commencing on the date next following the expiration of the Elimination Period and ending on the Expiration Date; (vii) during the Restoration Period, if any, the Fixed Rent shall be equitably increased on the basis of the area of the Eliminated Space and the allocations of Fixed Rent set forth in subsection D of Section 38.02 and the Demised Premises Area, shall be increased in the proportion which the area of the Eliminated Space bears to the total area of the Demised Premises immediately prior to the commencement of the Restoration Period (including an equitable portion of the area of any corridors referred to in subdivision (iii) of this sentence as a part of the area of the Eliminated Space for the purpose of computing such increase) and in the event that the Eliminated Space shall be the entire Demised Premises, during the Restoration Period, the Demised Premises, in its then existing condition provided, Owner, at Owner's cost and expense, shall remove the demising walls within the Eliminated Space and the Eliminated Space shall be usable as general offices (unless the Eliminated Space was not so usable on the date immediately preceding the Elimination Date) and if not so usable shall be made so usable by Owner; however, if it is the subtenant's

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

obligation under the Proposed Sublease to make such restoration and the subtenant defaults in such obligation, then Owner shall assign to Tenant, without recourse, its rights, at Tenant's sole cost and expense, to enforce such restoration obligation or to seek damages caused by the failure of such subtenant to so restore the Eliminated Space, shall be deemed restored to Tenant and Tenant shall have all rights with respect to the Demised Premises which are set forth in this Lease and all obligations with respect to the Demised Premises which are set forth in this Lease, including, but not limited to, the obligations for the payment of Fixed Rent and any increases therein and any additional rent (as they would have been adjusted if Tenant occupied the Demised Premises during the Elimination Period); and (viii) there shall be an equitable apportionment of any increase in the Fixed Rent pursuant to Article 23 for the Escalation Year and Tax Escalation Year in which the Restoration Period, if any, shall commence; however, notwithstanding the foregoing, Owner and Tenant acknowledge the possibility that all or any of the tenants or occupants of the Eliminated Space may not have vacated and surrendered all or any portions of the Eliminated Space to Owner by the commencement of the Restoration Period; accordingly, notwithstanding anything to the contrary contained in the foregoing provisions of this Section, (1) the Restoration Period applicable to the Eliminated Space shall commence on the commencement of the Restoration Period with respect to those portions, if any, of the Eliminated Space which are vacant on the commencement of the Restoration Period and with respect to those portions, if any, of the Eliminated Space which are not vacant on the commencement of the Restoration Period on the respective later date or dates upon which such portions of the Eliminated Space become vacant and Owner gives notice to Tenant of such vacancy and the Expiration Date shall not be affected thereby, the increases in the Fixed Rent and Demised Premises Area, shall be equitably adjusted to reflect the fact that all or any portions of the Eliminated Space have not been restored to Tenant on the commencement of the Restoration Period but are restored to Tenant and included back in the Demised Premises on a date or dates after the commencement of the Restoration Period and
(2) except as set forth in this sentence, neither the validity of this Lease nor the obligations of Tenant under this Lease shall be affected thereby and (3) Tenant waives any right to rescind this Lease and to recover any damages from Owner which may result from the failure of Owner to deliver possession of all or any portions of the Eliminated Space on the commencement of the Restoration Period and Owner shall institute, within thirty (30) days after the commencement of the Restoration Period, possession proceedings against any tenants and occupants who have not so vacated and surrendered all or any portions of the Eliminated Space, and shall prosecute such proceedings with reasonable diligence or, at Tenant's election, exercisable within such thirty (30) day period, Owner shall assign to Tenant, without recourse, its rights to institute, at Tenant's sole cost and expense, possession proceedings against any such tenants and occupants who have not so vacated and surrendered such portion of the Eliminated Space and, in such event, Tenant agrees to so institute such proceedings with reasonable diligence and to prosecute them with reasonable diligence. Notwithstanding anything to the contrary contained in the foregoing sentence, Tenant shall not be obligated to take back the Eliminated Space in more than (2) portions per floor.

                         B.   At the request of Owner, Tenant shall execute and
deliver an instrument or instruments, in form satisfactory to Owner, setting forth any modifications to this Lease contemplated in or resulting from the operation of the provisions of this Section and Section 11.03; however, neither Owner's failure to request any such instrument nor Tenant's failure to execute or deliver any such instrument shall vitiate the effect of the provisions of this Section and Section 11.03. The failure by Owner to exercise its option under Section 11.03 with respect to any subletting shall not be deemed a waiver of such option with respect to any extension of such subletting or any subsequent subletting of the premises affected thereby or any other portion of the Demised Premises. If (a) Owner shall (i) fail or refuse to consent to any proposed subletting in accordance with the provisions of this Lease, or (ii) exercise any of its options under this Section 11.03, or (b) any proposed subletting shall fail to be consummated for any reason whatsoever, Tenant shall indemnify Owner from all loss, cost, liability, damage and expense, including, but not limited to, reasonable counsel fees and disbursements, arising from any claims against Owner by any broker or other person, for a brokerage commission or other similar compensation in connection with any such proposed subletting.

                         C.   If Owner shall have exercised the option contained
in Subsection 11.03.B to terminate this Lease or eliminate the entire Demised Premises or any portion of the Demised Premises in connection with any proposed subletting, and Owner shall thereafter relet the entire Demised Premises or that portion thereof which is eliminated, as the case may be, then, in those events, and provided Tenant is not then in default under any of the terms, covenants or conditions of this Lease on Tenant's part to be observed or performed beyond applicable grace periods, Owner shall pay to Tenant annually, at the end of each calendar year during which such reletting shall

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

continue, a sum equal to fifty (50%) percent of the Owner's Profits (as the term "Owner's Profits" is hereinafter defined) received by Owner in connection with any such reletting, but only with respect to that period expiring on the end of the Demised Term, or if Owner has exercised the option contained in Subsection 11.03.B to terminate this Lease only with respect to that period which would have comprised the unexpired portion of the Demised Term of this Lease had Owner not so exercised such option, as the case may be. If Tenant shall sublet all or any portion of the Demised Premises in accordance with the provisions of Subsection 11.03.B, Tenant shall pay to Owner annually, at the end of each calendar year during which any such subletting shall continue, a sum equal to fifty (50%) percent of Tenant's Profits (as the term "Tenant's Profits" is hereinafter defined) received by Tenant in connection with any such subletting. The term "Owner's Profits" shall mean the amount by which the rental received by Owner during the term of any such reletting (deducting from such rental "Owner's reletting costs" [as hereinafter defined] spread equitably over the term of such reletting) exceeds the rental which would have been payable by Tenant to Owner for the premises covering such reletting had not Owner exercised its option to terminate or eliminate, as the case may be. The term "Owner's reletting costs" shall mean with respect to each reletting by Owner of the Demised Premises or portions thereof the cost to Owner of altering such premises in connection with such reletting plus any reasonable rental concessions provided by Owner, any so-called "takeover" obligations incurred by Owner, any brokerage commissions and reasonable counsel fees incurred by Owner and any other reasonable expenses incurred by Owner in connection with such reletting. The term "Tenant's Profits" shall mean the amount by which the rental received by Tenant during the term of any such subletting (deducting from such rental "Tenant's subletting costs" [as hereinafter defined] spread equitably over the term of such subletting) exceeds the rental payable by Tenant to Owner for the premises covered by such subletting. There shall be deemed included in such rental received by Tenant during the term of such subletting all sums paid for the sale or rental of any fixtures, leasehold improvements, equipment, furniture or other personal property, less, in the case of the sale thereof, the then net unamortized (on a straight-line basis over the term of this Lease) cost thereof, which were provided and installed in the sublet premises at the sole cost and expense of Tenant and for which no allowance or other credit has been given. The term "Tenant's subletting costs" shall mean with respect to each subletting by Tenant of the Demised Premises or portions thereof the cost to Tenant of altering such premises in connection with such subletting plus any rental concessions provided by Tenant, any so-called "takeover" obligations incurred by Tenant, any brokerage commissions and reasonable counsel fees incurred by Tenant and any other reasonable expenses incurred by Tenant in connection with such subletting.

                         D.   Owner and Tenant agree that any consideration paid
to Tenant or any subtenant or other person claiming through or under Tenant in connection with an assignment of Tenant's interest in this Lease or the interest of any subtenant or other person claiming through or under Tenant under any sublease shall accrue to the benefit of Owner and not to the benefit of Tenant or of any subtenant or other person claiming through or under Tenant or of the creditors of Tenant or of any such subtenant or other person claiming through or under Tenant. Accordingly, Owner and Tenant agree that if Tenant, or any subtenant or other person claiming through or under Tenant shall assign or have assigned its interest as Tenant under this Lease or its interest as subtenant under any sublease, as the case may be, Tenant shall pay to Owner a sum equal to any consideration paid to Tenant or any subtenant or other person claiming through or under Tenant for such assignment. All sums payable under this Subsection 11.04D shall be paid to Owner as additional rent immediately upon receipt and, if requested by Owner, Tenant shall promptly enter into a written agreement with Owner setting forth the amount of such sums to be paid to Owner, however, neither Owner's failure to request the execution of such agreement nor Tenant's failure to execute such agreement shall vitiate the provisions of this
Section 11.04. For the purposes of this Section, a trustee, receiver or other representative of the Tenant's or any subtenant's estate under any federal or state bankruptcy act shall be deemed a person claiming through or under Tenant. Neither Owner's consent to any subletting nor anything contained in this Section shall be deemed to grant to any subtenant or other person claiming through or under Tenant the right to sublet all or any portion of the Demised Premises or to permit the occupancy of all or any portion of the Demised Premises by others. Neither any subtenant referred to in this Section nor its heirs, distributees, executors, administrators, legal representatives, successors nor assigns, without the prior consent of Owner in each instance, shall (i) assign, whether by merger, consolidation or otherwise, mortgage or encumber its interest in any sublease, in whole or in part, or (ii) sublet, or permit the subletting of, that part of the Demised Premises affected by such subletting or any part thereof or
(iii) permit such part of the Demised Premises affected by such subletting or any part thereof to be occupied or used for desk space, mailing privileges or otherwise, by any person other than such subtenant, and any sublease shall provide that any violation of the foregoing provisions of this sentence shall be an event of default thereunder. The sale, pledge, transfer or other alienation of (a) any of the issued and outstanding capital stock of any corporate subtenant (unless such stock is publicly traded on any recognized security exchange or over-the-counter market) or (b) any interest in any partnership or joint venture subtenant, however accomplished, and whether in a single transaction or in a series of related or unrelated transactions, shall be deemed for the purposes of this Section as an assignment of such sublease which shall require the prior consent of Owner in each instance and any sublease shall so provide.

                         E.   Owner's Rights Upon Lease Disaffirmance: (1)  In
                              ---------------------------------------
the event that, at any time after Tenant may have assigned Tenant's interest in this Lease, this Lease shall be disaffirmed or rejected in any proceeding of the types described in Subsections 16.01(c) and (d), or in any similar proceeding, or in the event of termination of this Lease by reason of any such proceeding or by reason of lapse of time following notice of termination given pursuant to
Section 16.01 based upon any of the Events of Default set forth in said Subsections, Tenant, upon request of Owner given within thirty (30) days next following any such disaffirmance, rejection or termination (and actual notice thereof to Owner in the event of a disaffirmance or rejection or in the event of termination other than by act of Owner), shall (i) pay to Owner all Fixed Rent, additional rent and other charges due and owing by the assignee to Owner under this Lease to and including the date of such disaffirmance, rejection or termination, and (ii) as "tenant", enter into a new lease with Owner of the Demised Premises for a term commencing on the effective date of such disaffirmance, rejection or termination and ending on the Expiration Date unless sooner terminated as in such lease provided, at the same Fixed Rent and then executory terms, covenants and conditions as are contained in this Lease, except that (a) Tenant's rights under the new lease shall be subject to the possessory rights of the assignee under this Lease and the possessory rights of any person claiming through or under such assignee or by virtue of any statute or of any order of any court, and (b) such new lease shall require all defaults existing under this Lease to be cured by Tenant with due diligence, and (c) such new lease shall require Tenant to pay all increases in the Fixed Rent reserved in this Lease which, had this Lease not been so disaffirmed, rejected or terminated, would have accrued under the provisions of Article 23 of this Lease after the date of such disaffirmance, rejection or termination with respect to any period prior thereto. In the event Tenant shall default in its obligation to enter into said new lease for a period of ten (10) days next following Owner's request therefor, then, in addition to all other rights and remedies by reason of such default, either at law or in equity, Owner shall have the same rights and remedies against Tenant as if Tenant had entered into such new lease and such new lease had thereafter been terminated as at the commencement date thereof by reason of Tenant's default thereunder. Nothing contained in this Section shall be deemed to grant to Tenant any right to assign Tenant's interest in this Lease.

                         (2)  If Tenant assumes this Lease in any proceeding of
the types described in Subsections 16.01(c) and (d), or in any similar proceeding and proposes to assign the same pursuant to said proceeding to any person or entity who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to the Tenant, then notice of such proposed assignment shall be given to Owner by Tenant no later than twenty (20) days after receipt by Tenant of such offer, but in any event no later than ten (10) days prior to the date that Tenant shall make application to a court of competent jurisdiction for authority and approval to enter into such assignment and assumption. Such notice shall set forth (a) the name and address of such person, (b) all of the terms and conditions of such offer, and (c) adequate assurance of future performance by such person under the Lease, including, without limitation, the assurance referred to in Section 365(b)(3) of the United States Bankruptcy Code or any provisions in substitution thereof. Owner shall have the prior right and option, to be exercised by notice to Tenant given at any time prior to the effective date of such proposed assignment, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such person, less any brokerage commissions which would otherwise be payable by Tenant out of the consideration to be paid by such person in connection with the assignment of this Lease.

                         (3)  The term "adequate assurance of future
                                        ----------------------------
performance" as used in this Lease shall mean that any proposed assignee shall,
-----------
among other things, (a) deposit with Owner on the assumption of this Lease the sum of nine (9) months of the then Fixed Rent and increases therein pursuant to
Article 23 as security for the faithful performance and observance by such assignee of the terms and obligations of this Lease, (b) furnish Owner with financial statements of such assignee for the prior three (3) fiscal years, if available, as finally determined after an audit and certified as correct by a certified public accountant, which financial statements shall show a net worth of at least six (6) times the Fixed Rent and increases therein pursuant to
Article 23 then payable for each of such three

(3) years, (c) grant to Owner a security interest in such property of the proposed assigned as Owner shall deem necessary to provide adequate assurance of the performance by such assignee of its obligations under the Lease.

          Section 11.05. A.   Supplementing the provisions of Article 11, as
long as Tenant is not in default under any of the terms, covenants or conditions of this Lease on Tenant's part to be observed and performed beyond applicable grace periods, BLACKROCK, INC., Tenant named herein, shall have the right, without the prior consent of Owner, to assign its interest in this Lease, for the use permitted in this Lease, to any subsidiary or affiliate of Tenant named herein, which is in the same general line of business as Tenant named herein (except for PNC Bank which shall operate its general line of business subject, however, to the provisions of Article 2) and only for such period as it shall remain such subsidiary or affiliate. For the purposes of this Article: (a) a "subsidiary" of Tenant named herein shall mean any corporation not less than fifty-one (51%) percent of whose outstanding voting stock at the time shall be owned by Tenant named herein, and (b) an "affiliate" of Tenant named herein shall mean any corporation, partnership or other business entity which controls or is controlled by, or is under common control with Tenant. For purposes of this Section 11.05, PNC Bank is deemed an "affiliate" of Tenant. For the purpose of the definition of "affiliate" the word "control" (including, "controlled by" and "under common control with") as used with respect to any corporation, partnership or other business entity, shall mean the possession of the power to direct or cause the direction of the management and policies of such corporation, partnership or other business entity, whether through the ownership of voting securities or contract. Within ten (10) days after the execution thereof, Tenant shall deliver to Owner all of the following: (I) a duplicate original instrument of assignment, in form and substance satisfactory to Owner, duly executed by Tenant, in which Tenant shall (a) waive all notices of default given to the assignee, and all other notices of every kind or description now or hereafter provided in this Lease, by statute or rule of law, and (b) acknowledge that Tenant's obligations with respect to this Lease shall not be discharged, released or impaired by (i) such assignment, (ii) any amendment or modification of this Lease, whether or not the obligations of Tenant are increased thereby,
(iii) any further assignment or transfer of Tenant's interest in this Lease,
(iv) any exercise, non-exercise or waiver by Owner of any right, remedy, power or privilege under or with respect to this Lease, (v) any waiver, consent, extension, indulgence or other act or omission with respect to any other obligations of Tenant under this Lease, (vi) any act or thing which, but for the provisions of such assignment, might be deemed a legal or equitable discharge of a surety or assignor, to all of which Tenant shall consent in advance, and (c) expressly waive and surrender any then existing defense to its liability hereunder it being the purpose and intent of Owner and Tenant that the obligations of Tenant hereunder as assignor shall be absolute and unconditional under any and all circumstances, and (II) an instrument, in form and substance satisfactory to Owner, duly executed by the assignee, in which such assignee shall assume the observance and performance of, and agree to be personally bound by, all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed.

                         B.   Further supplementing the provisions of Article
11, as long as Tenant is not in default under any of the terms, covenants or conditions of this Lease on Tenant's part to be observed and performed beyond applicable grace periods, BLACKROCK, INC., Tenant named herein, shall have the right without the prior consent of Owner, to sublet to, or permit the use or occupancy of, all or any part of the Demised Premises by (x) any subsidiary or affiliate (as said terms are defined in Section 11.05. A.) of Tenant named herein for the use permitted in this Lease and (y) solely with respect to portions constituting less than fifty (50%) percent of the Demised Premises in the aggregate, any entity, the business of which was originally a division or component of Tenant or was otherwise a part of or related to Tenant's business, but thereafter as a result of a so-called spin off or other sale occurring after the Commencement Date is no longer a division, component or otherwise part of or related to Tenant's business. Tenant shall give prior written notice to Owner of any such proposed subletting, and within ten (10) days prior the commencement of said subletting, Tenant shall deliver to Owner an agreement, in form and substance satisfactory to Owner, duly executed by Tenant and said subtenant, in which said subtenant shall assume performance of and agree to be personally bound by, all of the terms, covenants and conditions of this Lease which are applicable to said subtenant and such subletting. Tenant shall give prompt notice to Owner of any such use or occupancy of all or any part of the Demised Premises and such use or occupancy shall be subject and subordinate to all of the terms, covenants and conditions of this Lease. No such use or occupancy shall operate to vest in the user or occupant any right or interest in this Lease or the Demised Premises. For the purposes of determining the number of subtenants or occupants in the Demised Premises, the occupancy of any such permitted subsidiary or affiliate of Tenant shall be deemed the occupancy of Tenant and such subsidiary or affiliate shall not be counted as a subtenant or occupant for the purposes of Section 11.03 and the provisions of Section 11.03 relating to Owner's option to terminate this Lease and the provisions of

Section 11.03 relating to Subletting Profits shall not be applicable to any proposed subletting to any such subsidiary or affiliate of Tenant pursuant to the provisions of this Section.

          Section 11.06. If Tenant desires to determine any dispute between Owner and Tenant as to the reasonableness of Owner's decision to refuse to consent to (a) any subletting in accordance with the provisions of Section 11.03, or (b) an assignment of Tenant's interest in this Lease in accordance with the provisions of Section 11.03 or (c) the sale of Tenant's stock in accordance with the provisions of Section 11.03, such dispute shall be settled and finally determined by arbitration in the City of New York in accordance with the following provisions of this Section. Within five (5) days next following the giving of any notice by Tenant to Owner stating that it wishes such dispute to be so determined, Owner and Tenant shall each give notice to the other setting forth the name and address of an arbitrator designated by the party giving such notice. If either party shall fail to give notice of such designation within said five (5) days, then the arbitrator chosen by the other side shall make the determination alone. The two arbitrators shall designate a third arbitrator. If the two arbitrators shall fail to agree upon the designation of a third arbitrator within five (5 days after the designation of the second arbitrator, then either party may apply to the Supreme Court of the State of New York, New York County, or to any other court having jurisdiction, for the designation of such arbitrator. All arbitrators shall be persons who shall have had at least ten (10) years continuous experience in the business of appraising or managing real estate or acting as real estate agents or brokers in the Borough of Manhattan. The three arbitrators shall conduct such hearings as they deem appropriate, making their determination in writing and giving notice to Owner and Tenant of their determination as soon as practicable, and if possible, within five (5) days after the designation of the third arbitrator; the concurrence of any two of said arbitrators shall be binding upon Owner and Tenant, or, in the event no two of the arbitrators shall render a concurrent determination, then the determination of the third arbitrator designated shall be binding upon Owner and Tenant. Any award rendered in any arbitration held pursuant to this Section shall be final and binding upon Owner and Tenant, whether or not a judgment shall be entered in any court. Each party shall pay its own counsel fees and expenses, if any, in connection with any arbitration under this Section, including the expenses and fees of any arbitrator selected by it in accordance with the provisions of this Section, and the parties shall otherwise share all other expenses and fees of any such arbitration. The arbitrators shall be bound by the provisions of this Lease, and shall not add to, subtract from or otherwise modify such provisions.

          Section 11.07. A. The words "for undivided occupancy" as used in
Section 11.04.A with respect to subletting, shall be deemed to mean that neither the premises sublet to any subtenant, nor any part thereof shall be further sublet by any such subtenant or occupied by any reason other than such subtenant.

                         B. In determining whether any proposed subletting will
impose any additional burden upon Owner in the operation of the Building, if the space proposed to be sublet is vacant or not fully utilized, it shall be assumed that such space is being fully utilized by Tenant for Tenant's normal business purposes immediately prior to the proposed subletting and the additional burden in question shall be the burden, if any, above and beyond that which Owner would have had if such space were being fully utilized by Tenant for Tenant's normal business purposes immediately prior to the proposed subletting.

          Section 11.08. Owner agrees that (i) so long as Owner maintains a directory in the lobby of the Building, Tenant shall be entitled to a reasonable number of listing spaces on said directory for the names of Tenant, its partners and associates and other permitted occupants of the Demised Premises, and (ii) so long as Owner maintains the names of other tenants in the elevators serving the floors occupied by such other tenants to indicate the floors so occupied, Owner will similarly maintain the name of Tenant and, in accordance with standard practices adopted for the Building by Owner, the names of other permitted occupants of the Demised Premises, to indicate the floors occupied by Tenant and such other permitted subtenants.

          Section 11.09. Supplementing the provisions of Article 11, as long as Tenant is not then in default under any of the terms, covenants or conditions of this Lease on Tenant's part to be observed or performed beyond applicable grace periods, BLACKROCK, INC., Tenant named herein, shall have the right without the prior consent of Owner to assign Tenant's interest in this Lease to any person, corporation, partnership, or other business entity which is a successor of Tenant, either by merger or consolidation or the purchase of all or substantially all of the assets, business and goodwill of BLACKROCK, INC., Tenant named herein, provided that said person, corporation, partnership or other business entity shall have a net worth, as determined in accordance with generally accepted accounting principles consistently applied, at least equal to that of Tenant named herein as of the date of such merger or consolidation or purchase, and provided further that such successor, person, corporation, partnership or other business entity shall continue to operate Tenant's present business in the Demised Premises and the interest of Tenant named herein in this Lease is not the sole or principal asset of Tenant named herein and such assignment is made for a good business purpose. At the time of said proposed assignment, Tenant shall deliver to Owner a detailed statement of the financial condition of the aforesaid proposed assignee, prepared in accordance with generally accepted accounting principles applied on a consistent basis, sworn to by an executive officer of Tenant and the proposed Assignee, and certified without qualification by a firm of reputable independent certified public accountants, reasonably approved by Owner, which statement shall reflect the financial condition of the aforesaid proposed assignee at that time. Any so called "Big Four" accounting firm shall be deemed approved by Owner. Notwithstanding anything contained in this Section to the contrary, Owner shall have no obligation to consent to such assignment if in Owner's reasonable judgment the aforesaid proposed assignee shall not have a net worth, consisting of assets and liabilities in types and amounts satisfactory to Owner, at least equal to that of Tenant as of the date of such merger or consolidation or purchase or the interest of Tenant named herein in this Lease is the sole or principal asset of Tenant named herein or such assignment is not made for a good business purpose. In the event of any dispute between Owner and Tenant as to the reasonableness of Owner's refusal to consent to any such assignment such dispute shall be determined by arbitration in the City of New York in accordance with the rules and regulations then obtaining of the American Arbitration Association or its successor. Any such determination shall be final and binding upon the parties whether or not a judgment shall be entered in any court. If the determination of any such arbitration shall be adverse to Owner, Owner, nevertheless, shall not be liable to Tenant for a breach of Owner's covenant not unreasonably to withhold such consent, and Tenant's sole remedy in such event shall be to enter into the proposed assignment. Even if Owner consents to such an assignment, no such assignment shall be valid, unless, within ten (10) days after the execution thereof, Tenant shall deliver to Owner (I) a duplicate original instrument of assignment in form and substance reasonably satisfactory to Owner duly executed by Tenant, acknowledged before a notary public, in which Tenant shall (a) waive all notices of default given to the assignee and all other notices of every kind or description, now or hereafter provided in this Lease, by statute or by rule of law; (b) acknowledge that Tenant's obligations with respect to this Lease shall not be discharged, released or impaired by (i) such assignment; (ii) any amendment or modification of this Lease (whether or not the obligations of Tenant are increased thereby); (iii) any further assignment or transfer of Tenant's interest in this Lease; (iv) any exercise, non-exercise or waiver by Owner of any right, remedy, power or privilege under or with respect to this Lease; (v) any waiver, consent, extension, indulgence or other act or omission with respect to any of the obligations of Tenant under this Lease; (vi) any act or thing which, but for the provisions of such assignment, might be deemed a legal or equitable discharge of a surety or assignor, to all of which Tenant shall consent in advance; and (c) expressly waive and surrender any then existing defense to its liability thereunder, it being the purpose and intent of Owner and Tenant that the obligations of Tenant hereunder as assignor shall be absolute and unconditional under any and all circumstances; and (II) an instrument in form and substance reasonably satisfactory to Owner, duly executed by the proposed assignee, acknowledged before a notary public, in which such proposed assignee shall assume observance and performance of, and agree to be bound by, all of the terms, covenants and conditions of this Lease on Tenant's part to be performed.

          Section 11.10 Supplementing the provisions of Section 11.08 so long as Owner shall maintain the names of occupants of the Building and the floors on which they are located, in the elevators serving the Demised Premises, Owner shall list the names of Tenant and any permitted occupants of the Demised Premises (not to exceed the number of names which can reasonably be placed in the space proportionately allocated to Tenant in such elevators using Building standard size lettering) in such elevators.

          Section 11.11. Notwithstanding anything to the contrary contained in this Lease, in the event that any subtenant of at least one (1) entire floor of the Demised Premises (any such subtenant is referred to as the "Prime
                                                                -----
Subtenant") desires to further sublet all or any portion of the premises sublet
---------
by it from Tenant, Owner agrees not to unreasonably withhold, delay or condition Owner's prior consent to such further subletting by such Prime Subtenant provided, however, that the occupancy restrictions on the number of permitted occupants set forth in subsection C of Section 11.03 shall apply in all respects to such further subletting as if such further subletting were made by Tenant and such Prime Subtenant shall be required to pay to Owner a sum equal to one half (1/2) of any Further Subletting Profit, as such term is hereinafter defined, received by such Prime Subtenant or any other person claiming through or under such Prime Subtenant in connection with such further subletting. "Further
                                                                  -------
Subletting Profit" shall mean all rentals and other sums (including, but not
-----------------
limited to, sums paid for the sale or rental of any fixtures, leasehold improvements, equipment, furniture or other personal property, less, in the case of the sale or rental thereof, the then net unamortized [on a straight-line basis over the useful life of the property in question] cost thereof and any financing costs charged by the Prime Subtenant to such subtenant therefor which were provided and installed in the further sublet premises at the sole cost and expense of the Prime Subtenant and for which no allowance or other credit has been given) paid by any sub-subtenant to such Prime Subtenant or other person claiming through or under such Prime Subtenant in connection with (i) any further subletting of the entire sublet premises in excess of the rental and any increases therein then payable by such Prime Subtenant to Tenant under such subletting or (ii) any further subletting of a portion of the sublet premises in excess of that proportion of the rental and any increases therein then payable by such Prime Subtenant to Tenant under such subletting which the area of the portion of the sublet premises so further sublet bears to the total area of the sublet premises; in computing any Further Subletting Profit there shall be deducted reasonable expenses incurred by such subtenant in connection with such further subletting, including, without limitation, a reasonable brokerage commission, reasonable alteration costs, reasonable attorney's fees, reasonable advertising fees and reasonable rent holiday periods, which deductions for such brokerage commission, alteration costs, rental holidays, advertising fees and counsel fees shall be spread equitably over the term of such further subletting. Owner and Tenant agree that if such Prime Subtenant or any other person claiming through or under such Prime Subtenant shall assign or have assigned its interest as subtenant under such subletting or its interest as further subtenant under any further sublease, as the case may be, such Prime Subtenant shall pay to Owner a sum equal to any consideration paid to such Prime Subtenant or to any further subtenant or other person claiming through or under such Prime Subtenant for such assignment less any reasonable reimbursement to such Prime Subtenant for the cost of the transaction, any Alterations made by such Prime Subtenant to the premises and any furniture or equipment sold to the assignee. For the purposes of this subsection, a trustee, receiver or other representative of such Prime Subtenant's or any other further subtenant's estate under any Federal or State Bankruptcy Act shall be deemed a person claiming through or under such Prime Subtenant. Notwithstanding anything to the contrary contained in the foregoing provisions of this subsection, Owner may, however, withhold consent to any such further subletting by such Prime Subtenant if in Owner's reasonable judgment the occupancy of the proposed further subtenant will tend to impair the character or dignity of the Building or impose any additional material burden upon Owner in the operation of the Building or the proposed further subtenant shall be a person or entity with whom Owner is then negotiating or discussing to lease space in the Building. The provisions of this Section 11.11 shall not be deemed to confer any rights upon any such Prime Subtenant or be deemed a third party beneficiary contract, or be enforceable in any way by such Prime Subtenant. In the event of any dispute between Owner and Tenant as to the reasonableness of Owner's refusal to consent to any such further subletting, such dispute shall be determined by arbitration in the City of New York in accordance with the provisions of Article 36. Any such determination shall be final and binding upon the parties, whether or not a judgment shall be entered in any court. If the determination of any such arbitration shall be adverse to Owner, Owner, nevertheless, shall not be liable to Tenant or to such Prime Subtenant for a breach of Owner's covenant not unreasonably to withhold such consent and Tenant's and such Prime Subtenant's sole remedy in such event shall be to enter into the proposed further subletting.

          Section 11.12. A. Owner covenants and agrees, for the benefit of any subtenant under a Protected Sublease (as hereinafter defined), at Tenant's or such subtenant's request, to execute and deliver a non-disturbance agreement, which, in Owner's reasonable opinion, is in customary and standard form for a like transaction, provided that in any case, such non-disturbance agreement shall contain the provisions of subsection C of this Section 11.12, at the time such Protected Sublease is made and approved, confirming Owner's agreement to recognize such subtenant as the direct tenant of Owner upon the termination of this Lease by reason of default or insolvency of Tenant hereunder, provided that:

                                   (i)     the non-disturbance agreement shall
provide that the subtenant attorns to Owner either upon, at Owner's election,
(a) all of the terms and conditions of this Lease (modified to reflect the space covered by the Protected Sublease and the elimination of any rights under Articles 38, 29, 40, 41, 42, 43 and 44) or (b) upon all of the terms and conditions set forth in the "Protected Sublease"; and

                                   (ii)    Owner shall be reimbursed for its
reasonable out-of-pocket expenses, including reasonable legal fees, in connection with such non-disturbance agreement.

                         B.   As used herein, a "Protected Sublease" shall mean
a sublease which:

                              (1)  Owner has consented to;

                              (2)  is with a subtenant who is not a subsidiary
or affiliate of Tenant and who has a net worth, determined in accordance with generally accepted accounting principles consistently applied, equal to at least FIFTEEN MILLION AND 00/100 ($15,000,000.00) DOLLARS if the sublease is for not more than one (1) entire floor, which sum shall be increased by FIFTEEN MILLION AND 00/100 ($15,000,000.00) DOLLARS for each additional floor contained within the Protected Sublease. At the time of the request for such non-disturbance agreement, Tenant shall deliver to Owner a reasonably detailed statement of the financial condition of the subtenant, prepared in accordance with generally accepted accounting principles consistently applied, sworn to by an executive officer, principal or partner of the subtenant and certified without qualification by a firm of reputable independent certified public accountants which is one of the so-called "big six" accounting firms or their successors, or such other independent certified public accountant reasonably acceptable to Owner, which statement shall reflect the financial condition of the subtenant at the time of Tenant's request for the non-disturbance agreement;

                              (3)  has a term of at least five (5) years;

                              (4)  provides for the demise of at least one (1)
entire floor of the Demised Premises which is an "end floor" (that is, the then highest or lowest floor of the block of contiguous floors of the Demised Premises as constituted at the time in question) and may include other entire floors of the Demised Premises provided they are all contiguous to each other and to such "end floor" (for the purposes of determining contiguity, any space leased to Tenant under this Lease which has been eliminated from the Demised Premises pursuant to the provisions of Section 11.03 shall not be deemed to be space leased to Tenant under this Lease); and

                              (5)  provides for Fixed Rent and additional rent
equal to or greater than, on a per rentable square foot basis, the Fixed Rent, and all other applicable additional rent provided for in this Lease with respect to such portion of the Demised Premises (or which provides for the escalation of such subtenant's rental to such level at such time as it seeks to invoke the protection of the non-disturbance agreement).

                         C.   Nothing contained in this Section 11.12 shall
impose upon Owner any liability (a) for any default by Tenant under the Protected Sublease, occurring prior to any date upon which Owner shall become landlord of any such subtenant, (b) for any credits, offsets or claims against the rent under the Protected Sublease as a result of any acts or omissions of Tenant, including, but not limited to, any free rent provided to any such subtenant in the Protected Sublease, (c) for any rent paid in advance by any such subtenant under a Protected Sublease beyond the rent period next following the current rent period, (d) for any of the obligations of the sublessor under the Protected Sublease, to make any payment to such subtenant or for any previous acts or omissions of the sublessor thereunder, including, but not limited to, any obligation of sublessor to perform any improvements in the space affected by the Protected Sublease to make a contribution to the subtenant in lieu of such improvements or otherwise to be responsible under any "take-over" agreement or any other obligation to make any payment to such subtenant whether or not such obligation arises from any such previous acts or omissions of the sublessor thereunder, or (e) arising from any modification of the Protected Sublease not consented to by Owner, and the provisions of any such non-disturbance agreement may so provide.

                         D.   The obligations of Owner under the provisions of
subparagraph A of this Section 11.12 may be conditioned upon the existence of any one or more of the following circumstances at the time of the termination of this Lease:

                              (1)  any such subtenant shall not be in default in
the observance or performance of any of the covenants of the Protected Sublease on the part of such subtenant to be observed or performed beyond the applicable grace periods provided therein for the curing of such default; and

                              (2)  any such subtenant shall have furnished to
Owner a statement, in writing, as to the above circumstance (1) within fifteen
(15) days after Owner shall have made written demand for such statement.

          Section 11.13. Notwithstanding anything to the contrary contained in this Lease, Tenant may, without Owner's consent but with prior to notice to Owner, sublet all or any portion of the Demised Premises for all or any portion of the remaining balance of the Demised Term to the New York City Industrial Development Agency ("NYCIDA; the sublease to NYCIDA is referred to as the "NYCIDA Sublease"), and in such event, NYCIDA shall further sublease the sublet premises for the term of the NYCIDA Sublease to Tenant or Tenant's affiliates, as defined in Section 11.05A (the "NYCIDA Sub-Sublease"), provided that the following conditions are met:

                         (i) the NYCIDA Sublease shall provide that NYCIDA shall have no right to occupy any portion of the sublet premises or place anyone other than Tenant into occupancy of the sublet premises, and the NYCIDA Sublease shall provide that NYCIDA shall sub-sublease the sublet premises to Tenant or its affiliates for Tenant's or such affiliate's use and occupancy;

                         (ii) the NYCIDA Sublease and the NYCIDA Sub-Sublease shall each state that it is subject and subordinate in all respects to this Lease and all the matters to which this Lease is subject and subordinate;

                         (iii) there shall be no Fixed Rent in excess of TEN AND 00/100 ($10.00) DOLLARS under the NYCIDA Sublease and the rental under the NYCIDA Sub-Sublease shall not exceed an amount equal to the debt service payments on notes or bonds to be issued by NYCIDA and (a) except for these payments, the NYCIDA Sublease and the NYCIDA Sub-Sublease will generate no direct economic return to either Tenant or NYCIDA, (b) a default of Tenant under the NYCIDA Sub-Sublease with respect to these payments or any other term or condition of the NYCIDA Sub-Sublease shall not entitle NYCIDA to any remedies or rights under this Lease, (c) Tenant shall hold harmless and indemnify and defend (with counsel reasonably acceptable to Owner) Owner from any and all liability, claims, suits, demands, judgments, costs and expenses including, but not limited to, reasonable counsel fees and disbursements, arising from or in connection with any such default by Tenant under the NYCIDA Sublease and NYCIDA Sub-Sublease or violation of the terms of this consent and (d) all provisions of this Lease including, but not limited to, the provisions of Article 11, shall continue in full force and effect and shall be applied and interpreted as though the NYCIDA Sublease and the NYCIDA Sub-Sublease were not in effect and did not apply to this Lease.

                         (iv) the NYCIDA Sublease will, by its terms, expire not later than one (1) business day prior to the expiration date of the Demised Term and the NYCIDA Sub-Sublease will, by its terms, expire not later than one (1) business day prior to the expiration date of the term of the NYCIDA Sublease; and

                         (v) subject to any confidentiality requirements imposed by NYCIDA a true and complete copy of the aforesaid NYCIDA Sublease and NYCIDA Sub-Sublease and a true and complete copy of each amendment thereto shall be available for review within ten (10) days after the execution and delivery thereof by the parties thereto.

                         (vi) Owner, at no expense to Owner, will cooperate with Tenant in Tenant's entering into the NYCIDA Sublease and the NYCIDA Sub-Sublease provided Owner's rights under this Lease are not adversely affected by such cooperation, and Owner's obligations under this Lease are not increased by such cooperation.

                                   ARTICLE 12

                              OWNER'S INITIAL WORK

          Section 12.01. "As Is" but for Owner's Initial Work: Tenant
                          -----------------------------------
acknowledges that Owner has made no representations to Tenant with respect to the condition of the Demised Premises and Tenant agrees to accept possession of the Demised Premises in the condition which shall exist on the Commencement Date "as is" and further agrees that Owner shall have no obligation to perform any work or make any installations in order to prepare the Demised Premises for Tenant's occupancy except, as otherwise provided in Section 12.02 to the contrary.

          Section 12.02. Owner's Initial Work: A. Provided Tenant shall submit
                         --------------------
to Owner Tenant's Demolition Plans (as hereinafter defined) which shall be entitled to meet with Owner's approval by September 1, 2002 then, at the time set forth in Section 12.03, Owner shall perform the following work in the Demised Premises and place the Demised Premises in a so called "broom clean condition" (referred to herein as "Owner's Initial Work"): demolish the
                                   --------------------
presently existing interior Alterations in the Demised Premises in accordance with demolition plans ("Tenant's Demolition Plans") to be delivered by Tenant to
                        -------------------------
Owner on or prior to September 1, 2002, which Tenant's Demolition Plans shall be subject to Owner's reasonable approval, and remove any asbestos from all portions of the Demised Premises to be occupied by Tenant in accordance with Legal Requirements so as to be able to deliver to Tenant a form ACP-5 with respect to the Demised Premises upon Tenant's submission to Owner of plans which are in compliance with all Legal Requirements and the provisions of this Lease. As part of Owner's Initial Work, Owner shall perform re-fire proofing where necessary after demolition (excluding planned removal of fire proofing by Tenant in Tenant's Demolition Plans). Entry by Owner or its contractors into the Demised Premises to perform Owner's Initial Work shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent (except as otherwise provided in Section 12.03) or relieve Tenant from any of its obligations under this Lease.

                         B.   Owner's Initial Work required to be performed and
made by Owner pursuant to the provisions of this Section 12.02 shall be equal to standards adopted by Owner for the Building and shall constitute a single, non-recurring obligation on the part of Owner. In the event this Lease is renewed or extended for a further term by agreement or operation of law, Owner's obligation to perform such work shall not apply to such renewal or extension.

          Section 12.03. Tenant shall accept the Demised Premises on the Commencement Date in an "as is" "broom clean condition" and provided (i) Tenant notifies Owner by September 1, 2002 to commence the performance of Owner's Initial Work, and (ii) Tenant shall have submitted to Owner Tenant's Demolition Plans which shall be entitled to meet with Owner's approval by September 1, 2002, Owner, at Owner's expense shall perform Owner's Initial Work. Provided Tenant shall have so submitted to Owner Tenant's Demolition Plans which shall be entitled to meet with Owner's approval, Owner shall commence the performance of Owner's Initial Work within thirty (30) days after Tenant shall have vacated the Demised Premises to enable Owner to commence such performance. Tenant shall not be required to pay any portion of the Fixed Rent or increases therein pursuant to the provisions of Article 23 applicable to the 2nd floor portion of Demised Premises with respect to the period ("Initial Work Credit Period")from the
                                      --------------------------
earlier of (a) the date, subsequent to the submission by Tenant to Owner of Tenant's Demolition Plans which shall be entitled to meet with Owner's approval, thirty (30) days following the date upon which Tenant has vacated the Demised Premises to permit Owner to perform Owner's Initial Work therein, or (b) the date when Owner commences the performance of Owner's Initial Work to and including the date upon which Owner shall have substantially completed Owner's Initial Work but Tenant shall otherwise be required to comply with all of the other terms, covenants and conditions of this Lease on Tenant's part to be observed or performed. If any portion ("Duplicative Portion") of the Initial
                                        -------------------
Work Credit Period occurs during the Rent Holiday Period, then the Rent Holiday Period shall be extended by the number of days occurring during the Duplicative Portion to give effect to the rent holiday set forth in the foregoing sentence.

                                   ARTICLE 13

                           ACCESS TO DEMISED PREMISES
                           --------------------------

          Section 13.01. Owner's Right to Enter: Owner and its agents shall have
                         ---------------------
the following rights in and about the Demised Premises: (i) to enter the Demised Premises at all times to examine the Demised Premises or for any of the purposes set forth in this Article or for the purpose of performing any obligation of Owner under this Lease or exercising any right or remedy reserved to Owner in this Lease, or complying with any Legal Requirement which Owner is obligated to comply with hereunder, and if Tenant, its officers, partners, agents or employees shall not be personally present or shall not open and permit an entry into the Demised Premises at any time when such entry shall be necessary, to use a master key or to forcibly enter the Demised Premises; (ii) to erect, install, use and maintain pipes, ducts and conduits in and through the Demised Premises;
(iii) to exhibit the Demised Premises to others except that Owner agrees not to exhibit the Demised Premises to any prospective tenants at any time prior to the last eighteen (18) months of the Term, as said Term may be extended pursuant to the provisions of Article 42; (iv) to make such repairs, alterations, improvements or additions, or to perform such maintenance, including, but not limited to, the maintenance of all heating, air conditioning, ventilating, elevator, plumbing, electrical, telecommunication and other mechanical facilities, as Owner may deem necessary or desirable; (v) to take all materials into and upon the Demised Premises that may be required in connection with any such repairs, alterations, improvements, additions or maintenance but not to store same except for temporary storage that may be required in connection with any such repairs, alterations, improvements, additions or maintenance; and (vi) to alter, renovate and decorate the Demised Premises at any time during the Demised Term if Tenant shall have removed all or substantially all of Tenant's property from the Demised Premises. The lessors under any Superior Lease and the holders of any Mortgage shall have the right to enter the Demised Premises from time to time through their respective employees, agents, representatives and architects to inspect the same or to cure any default of Owner or Tenant relating thereto upon reasonable notice except in cases of emergency. Owner shall have the right, from time to time, to change the name, number or designation by which the Building is commonly known which right shall include, without limitation, the right to name the Building after any tenant of the Building in the event that at any time after the Additional Space Commencement Date, Tenant (or its affiliates or subsidiaries,) in contradistinction to subtenants or other occupants, is not in occupancy of at least seven (7) full floors of the Building. Provided that Tenant (or its affiliates) is in occupancy of at least seven (7) full floors of the Building, Owner shall not permit any tenant of the Building to have a so-called "monument sign" in the lobby of the Building. Subject to the provisions of Section 19.02, Owner agrees, with reasonable promptness, to repair any damage to the Demised Premises caused by Owner or its agents in connection with their entry in the Demised Premises in accordance with the provisions of this Section 13.01.

          Section 13.02. Owner's Reservation of Rights to Portions of the
                         ------------------------------------------------
Building: All parts (except surfaces facing the interior of the Demised
--------
Premises) of all walls, windows and doors bounding the Demised Premises (including exterior Building walls, core corridor walls, doors and entrances), all balconies, terraces and roofs adjacent to the Demised Premises, all space in or adjacent to the Demised Premises used for shafts, stacks, stairways, chutes, pipes, conduits, ducts, fan rooms, heating, air conditioning, ventilating, plumbing, electrical, telecommunication and other mechanical facilities, closets, service closets and other Building facilities, and the use thereof, as well as access thereto through the Demised Premises for the purposes of operation, maintenance, alteration and repair, are hereby reserved to Owner subject to any specific provision of this Lease. Owner also reserves the right at any time to change the arrangement or location of entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets and other public parts of the Building, provided any such change does not permanently and unreasonably obstruct Tenant's access to the Demised Premises. Nothing contained in this Article shall impose any obligation upon Owner with respect to the operation, maintenance, alteration or repair of the Demised Premises or the Building. In the event that such access must be granted by Owner, Owner shall give prompt notice of such grant of access to the persons listed on Tenant's emergency contact list annexed as Exhibit 7 to this Lease. Notwithstanding anything to the contrary contained in this Section 13.02, Owner agrees to maintain the existing 51/st/ Street and 52/nd/ Street entrances to the Building during the Demised Term, subject to the provisions of this Lease.

          Section 13.03. Access to Third Parties: Owner and its agents shall
                         -----------------------
have the right to permit access to the Demised Premises, whether or not Tenant shall be present, to any receiver, trustee, assignee for the benefit of creditors, sheriff, marshal or court officer entitled to, or reasonably purporting to be entitled to, such access for the purpose of taking possession of, or removing, any property of Tenant or any other occupant of the Demised Premises, or for any other lawful purpose, or by any representative of the fire, police, building, sanitation or other department of the City, State or Federal Governments. Neither anything contained in this Section, nor any action taken by Owner under this Section, shall be deemed to constitute recognition by Owner that any person other than Tenant has any right or interest in this Lease or the Demised Premises.

          Section 13.04. No Actual or Constructive Eviction: The exercise by
                         ----------------------------------
Owner or its agents or by the lessor under any Superior Lease or by the holder of any Mortgage of any right reserved to Owner in this Article shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner, or its agents, or upon any lessor under any Superior Lease or upon the holder of any such Mortgage, by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise.

          Section 13.05. No repairs, alterations, improvements or additions made by Owner pursuant to this Article 13 shall, when completed, result in any material decrease of space on any floor of the Demised Premises or materially adversely affect the appearance of any floor of the Demised Premises.

          Section 13.06. Supplementing the provisions of Sections 13.01 and 13.02, Owner agrees that except in cases of emergency, any entry upon the Demised Premises pursuant to the provisions of said Sections shall be made at reasonable times, and only after reasonable advance notice to enable Tenant at its option to have an employee or representative at the Demised Premises (which may be mailed, delivered or left at the Demised Premises, notwithstanding any contrary provisions of Article 27), and any work performed or installations made pursuant to said Section shall be made with reasonable diligence and any such entry, work or installations shall be made in a manner designed to minimize interference with Tenant's normal business operations including, where necessary, the employment of labor at overtime or other premium pay rates. In cases of emergency Owner shall endeavor to give Tenant notice of any such entry as promptly as reasonably practical under the circumstances (which notice may be by telephone or personal delivery).

          Section 13.07. Further supplementing the provisions of Section 13.01, Owner' agrees that any pipes, ducts or conduits installed in or through the Demised Premises during the Demised Term pursuant to the provisions of Section 13.01, shall either be concealed behind, beneath or within partitioning, columns, ceilings or floors, or completely furred at points immediately adjacent to partitioning, columns or ceilings, and that when the installation of such pipes, ducts or conduits shall be completed, such pipes, ducts or conduits shall not materially reduce the usable area of the Demised Premises.

          Section 13.08. Owner agrees not to store materials or equipment on the Building's seventh (7/th/) floor set back, except for davits and, on a temporary basis, items required for repairs or cleaning of the Building. Owner agrees to use reasonable efforts to locate such items in a manner designed to minimize any obstruction of the views from the windows of the Demised Premises. Owner shall maintain such setback in a manner consistent with standards of other first class office buildings in mid-town Manhattan.


                                  ARTICLE 14

                                  VAULT SPACE
                                  -----------

          Section 14.01. The Demised Premises do not contain any vaults, vault space or other space outside the boundaries of the Real Property, notwithstanding anything contained in this Lease or indicated on any sketch, blueprint or plan. Owner makes no representation as to the location of the boundaries of the Real Property. All vaults and vault space and all other space outside the boundaries of the Real Property which Tenant may be permitted to use or occupy are to be used or occupied under a revocable license, and if any such license shall be revoked, or if the amount of such space shall be diminished or required by any Federal, State or Municipal Authority or by any public utility company, such revocation, diminution or requisition shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner. Any fee, tax or charge imposed by any governmental authority for any such vault, vault space or other space shall be paid by Tenant.



                                  ARTICLE 15

                           CERTIFICATE OF OCCUPANCY
                           ------------------------

          Section 15.01. Tenant will not at any time use or occupy, or permit the use or occupancy of, the Demised Premises in violation of any Certificate(s) of Occupancy covering the Demised Premises. Owner agrees that a temporary or permanent Certificate(s) of Occupancy covering the Demised Premises except for the Basement Space will be in force on the Commencement Date permitting the Demised Premises to be used as "offices" and the Basement Space to be used as storage . However, neither such agreement, nor any other provision of this Lease, nor any act or omission of Owner, its agents or contractors, shall be deemed to constitute a representation or warranty that the Demised Premises, or any part thereof, may be lawfully used or occupied for any particular purpose or in any particular manner, in contradistinction to mere use of the Demised Premises exclusive of the Basement Space, as "offices" and the mere use of the Basement Space for "storage".


                                  ARTICLE 16

                                    DEFAULT
                                    -------

          Section 16.01. Events of Default: Upon the occurrence, at any time
                         -----------------
prior to or during the Demised Term, of any one or more of the following events (referred to herein, singly, as an "Event of Default" and collectively as
                                    ----------------
"Events of Default"):
 -----------------

               (a) if Tenant shall default in the payment when due of any installment of Fixed Rent or any increase in the Fixed Rent or in the payment when due of any additional rent, and such default shall continue for a period of ten (10) days after notice by Owner to Tenant of such default; or

               (b) if Tenant shall default in the observance or performance of any term, covenant or condition of this Lease on Tenant's part to be observed or performed (other than the covenants for the payment of Fixed Rent, any increase in the Fixed Rent and additional rent) and Tenant shall fail to remedy such default within thirty (30) days after notice by Owner to Tenant of such default, or if such default is of such a nature that it cannot be completely remedied within said period of thirty (30) days and Tenant shall not commence, promptly after receipt of such notice, or shall not thereafter diligently prosecute to completion, all steps necessary to remedy such default; or

               (c) if Tenant shall file a voluntary petition in bankruptcy or insolvency, or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking any reorganiza tion, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or any other present or future applicable federal, state or other statute or law, or shall make an assignment for the benefit of creditors, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or of all or any part of Tenant's property; or

               (d) if, within ninety (90) days after the commencement of any proceeding against Tenant, whether by the filing of a petition or otherwise, seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or any other present or future applicable federal, state or other statute or law, such proceeding shall not have been dismissed, or if, within thirty (30) days after the appointment of any trustee, receiver or liquidator of Tenant, or of all or any part of Tenant's property, without the consent or acquiescence of Tenant, such appointment shall not have been vacated or otherwise discharged, or if any execution or attachment shall be issued against Tenant or any of Tenant's property pursuant to which the Demised Premises shall be taken or occupied or attempted to be taken or occupied; or

               (e) if Tenant shall default in the observance or performance of any term, covenant or condition on Tenant's part to be observed or performed under any other lease with Owner of space in the Building and such default shall continue beyond any grace period set forth in such other lease for the remedying of such default; or

               (f) if the Demised Premises shall become vacant for more than three hundred sixty- five (365) days and Tenant is not thereafter actively seeking subtenants; or

               (g) if (i) Tenant's interest in this Lease shall devolve upon or pass to any person, whether by operation of law or otherwise, or (ii) there shall be any sale, pledge, transfer or other alienation described in Section 11.01 of this Lease which is deemed an assignment of this Lease for purposes of said Section 11.01, except as expressly permitted under Article 11;

then, during such time as such Event(s) of Default is/are continuing, Owner may at any time, at Owner's option, give to Tenant a five (5) days' notice of termination of this Lease and, in the event such notice is given, this Lease and the Demised Term shall come to an end and expire (whether or not said term shall have commenced) upon the expiration of said five (5) days with the same effect as if the date of expiration of said five (5) days were the Expiration Date, but Tenant shall remain liable for damages and all other sums payable pursuant to the provisions of Article 18.

          Section 16.02. "Tenant"/Moneys Received: If, at any time (i) Tenant
                          -----------------------
shall be comprised of two (2) or more persons, or (ii) Tenant's obligations under this Lease shall have been guaranteed by any person other than Tenant, or
(iii) Tenant's interest in this Lease shall have been assigned, the word "Tenant", as used in Subsections (c) and (d) of Section 16.01, shall be deemed to mean any one or more of the persons primarily or secondarily liable for Tenant's obligations under this Lease. Any monies received by Owner from or on behalf of Tenant during the pendency of any proceeding of the types referred to in said Subsections (c) and (d) shall be deemed paid as compensation for the use and occupation of the Demised Premises and the acceptance of any such compensation by Owner shall not be deemed an acceptance of rent or a waiver on the part of Owner of any rights under Section 16.01.



                                  ARTICLE 17

                                   REMEDIES
                                   --------

          Section 17.01. Owner's Right of Re-Entry and Right to Relet: If Tenant
                         --------------------------------------------
shall default in the payment when due of any installment of Fixed Rent or in the payment when due of any increase in the Fixed Rent or any additional rent, or if this Lease and the Demised Term shall expire and come to an end as provided in
Article 16:

               (a) Owner and its agents and servants may immediately, or at any time after such default or after the date upon which this Lease and the Demised Term shall expire and come to an end, re-enter the Demised Premises or any part thereof, without notice, either by summary proceedings or by any other applicable action or proceeding, or otherwise (without being liable to indictment, prosecution or damages therefor), and may repossess the Demised Premises and dispossess Tenant and any other persons from the Demised Premises and remove any and all of their property and effects from the Demised Premises; and

               (b) Owner, at Owner's option, may relet the whole or any part or parts of the Demised Premises, from time to time, either in the name of Owner or otherwise, to such tenant or tenants, for such term or terms ending before, on or after the Expiration Date, at such rental or rentals and upon such other conditions, which may include concessions and free rent periods, as Owner, in its sole discretion, may determine. Owner shall have no obligation to relet the Demised Premises or any part thereof and shall in no event be liable for refusal or failure to relet the Demised Premises or any part thereof, or, in the event of any such reletting, for refusal or failure to collect any rent due upon any such reletting, and no such refusal or failure shall operate to relieve Tenant of any liability under this Lease or otherwise to affect any such liability; Owner, at Owner's option, may make such repairs, replacements, alterations, additions, improvements, decorations and other physical changes in and to the Demised Premises as Owner, in its sole discretion, considers advisable or necessary in connection with any such reletting or proposed reletting, without relieving Tenant of any liability under this Lease or otherwise affecting any such liability.

          Section 17.02. Waiver of Right to Redeem, etc.: Tenant hereby waives
                         -------------------------------
the service of any notice of intention to re-enter or to institute legal proceedings to that end which may otherwise be required to be given under any present or future law. Tenant, on its own behalf and on behalf of all persons claiming through or under Tenant, including all creditors, does further hereby waive any and all rights which Tenant and all such persons might otherwise have under any present or future law to redeem the Demised Premises, or to re-enter or repossess the Demised Premises, or to restore the operation of this Lease, after (i) Tenant shall have been dispossessed by a judgment or by warrant of any court or judge, or (ii) any re-entry by Owner, or (iii) any expiration or termination of this Lease and the Demised Term, whether such dispossess, re-entry, expiration or termination shall be by operation of law or pursuant to the provisions of this Lease. The words "re-enter", "re-entry" and "re-entered" as used in this Lease shall not be deemed to be restricted to their technical legal meanings. In the event of a breach or threatened breach by Tenant, or any persons claiming through or under Tenant, of any term, covenant or condition of this Lease on Tenant's part to be observed or performed, Owner shall have the right to enjoin such breach and the right to invoke any other remedy allowed by law or in equity as if re-entry, summary proceedings and other special remedies were not provided in this Lease for such breach. The right to invoke the remedies hereinbefore set forth in this Lease is cumulative and shall not preclude Owner from invoking any other remedy allowed by law or in equity. Owner agrees that the first sentence of this Section 17.02 shall not be deemed a waiver of Tenant's right to be served with any notice of petition and petition of summary proceedings under the provisions of the Real Property Actions and Proceedings Law of the State of New York and of any successor law of like import then in force.



                                  ARTICLE 18

                                    DAMAGES
                                    -------

          Section 18.01. Amount of Owner's Damages: If this Lease and the
                         -------------------------
Demised Term shall expire and come to an end as provided in Article 16, or by or under any summary proceeding or any other action or proceeding, or if Owner shall re-enter the Demised Premises as provided in Article 17, or by or under any summary proceeding or any other action or proceeding, then, in any of said events:

               (a) Tenant shall pay to Owner all Fixed Rent, additional rent and other charges payable under this Lease by Tenant to Owner to the date upon which this Lease and the Demised Term shall have expired and come to an end or to the date of re-entry upon the Demised Premises by Owner, as the case may be; and

               (b) Tenant shall also be liable for and shall pay to Owner, as damages, any deficiency (referred to as a "Deficiency") between the
                                                     ----------
          Fixed Rent reserved in this Lease for the period which otherwise would have constituted the unexpired portion of the Demised Term and the net amount, if any, of rents collected under any reletting effected pursuant to the provisions of Section 17.01 for any part of such period (first deducting from the rents collected under any such reletting all of Owner's expenses in connection with the termination of this Lease or Owner's re-entry upon the Demised Premises and with such reletting including, but not limited to, all repossession costs, brokerage commissions, legal expenses, attorneys' fees, alteration costs and other expenses of preparing the Demised Premises for such reletting). Any such Deficiency shall be paid in monthly installments by Tenant on the days specified in this Lease for payment of installments of Fixed Rent, Owner shall be entitled to recover from Tenant each monthly Defi ciency as the same shall arise, and no suit to collect the amount of the Deficiency for any month shall prejudice Owner's right to collect the Deficiency for any subsequent month by a similar proceeding. Solely for the purposes of this Subsection (b), the term "Fixed Rent" shall mean the Fixed Rent in effect immediately prior to the date upon which this Lease and the Demised Term shall have expired and come to an end, or the date of re-entry upon the Demised Premises by Owner, as the case may be, adjusted, from time to time, to reflect any increases which would have been payable pursuant to any of the provisions of this Lease including, but not limited to, the provisions of Article 23 of this Lease if the term hereof had not been terminated; and

               (c) At any time after the Demised Term shall have expired and come to an end or Owner shall have re-entered upon the Demised Premises, as the case may be, whether or not Owner shall have collected any monthly Deficiencies as aforesaid, Owner shall be entitled to recover from Tenant, and Tenant shall pay to Owner, on demand, as and for liquidated and agreed final damages, a sum equal to the amount by which the Fixed Rent reserved in this Lease for the period which otherwise would have constituted the unexpired portion of the Demised Term exceeds the then fair and reasonable rental value of the Demised Premises for the same period, both discounted to present worth at the rate of eight (8%) percent per annum. If, before presentation of proof of such liquidated damages to any court, commission or tribunal, the Demised Premises, or any part thereof, shall have been relet by Owner for the period which otherwise would have constituted the unexpired portion of the Demised Term, or any part thereof, the amount of rent reserved upon such reletting shall be deemed, prima facie, to be the fair and reasonable rental value for the part or the whole of the Demised Premises so relet during the term of the reletting. Solely for the purposes of this Subsection (c), the term "Fixed Rent" shall mean the Fixed Rent in effect immediately prior to the date upon which this Lease and the Demised Term shall have expired and come to an end, or the date of re-entry upon the Demised Premises by Owner, as the case may be, adjusted to reflect any increases pursuant to the provisions of Article 23 for the Escalation Year and Tax Escalation Year immediately preceding such event.

          Section 18.02. Rents Under Reletting: If the Demised Premises, or any
                         ---------------------
part thereof, shall be relet together with other space in the Building, the rents collected or reserved under any such reletting and the expenses of any such reletting shall be equitably apportioned for the purposes of this Article
18. Tenant shall in no event be entitled to any rents collected or payable under any reletting, whether or not such rents shall exceed the Fixed Rent reserved in this Lease. Nothing contained in Articles 16, 17 or this Article shall be deemed to limit or preclude the recovery by Owner from Tenant of the maximum amount allowed to be obtained as damages by any statute or rule of law, or of any sums or damages to which Owner may be entitled in addition to the damages set forth in Section 18.01.

                                  ARTICLE 19

                         FEES AND EXPENSES; INDEMNITY
                         ----------------------------

                  Section 19.01. Owner's Right to Cure Tenant's Default: If
                                 --------------------------------------
Tenant shall default in the observance or performance of any term, covenant or condition of this Lease on Tenant's part to be observed or performed beyond applicable grace periods, Owner, at any time thereafter and without notice, may remedy such default for Tenant's account and at Tenant's expense, without thereby waiving any other rights or remedies of Owner with respect to such default.

                  Section 19.02. Tenant's Indemnity and Liability Insurance
                                 ------------------------------------------
Obligations: A. Tenant agrees to indemnify and save Owner and "Owner's
-----------
Indemnitees" (as hereinafter defined) harmless of and from all loss, cost, liability, damage and expense including, but not limited to, reasonable counsel fees, penalties and fines, incurred in connection with or arising from (i) any default by Tenant in the observance or performance of any of the terms, covenants or conditions of this Lease on Tenant's part to be observed or performed, or (ii) the breach or failure of any representation or warranty made by Tenant in this Lease, or (iii) the use or occupancy or manner of use or occupancy of the Demised Premises by Tenant or any person claiming through or under Tenant, or (iv) any acts, omissions or negligence of Tenant or any such person, or the contractors, agents, servants, employees, visitors or licensees of Tenant or any such person, in or about the Demised Premises or the Building either prior to, during, or after the expiration of, the Demised Term, including, but not limited to, any acts omissions or negligence in the making or performing of any Alterations or any installation, maintenance or removal of equipment referred to in Section 3.18. Tenant further agrees to indemnify and save harmless Owner and Owner's Indemnitees of and from all loss, cost, liability, damage and expense, including, but not limited to, reasonable counsel fees and disbursements, incurred in connection with or arising from any claims by any persons by reason of injury to persons or damage to property occasioned by any use, occupancy, act, omission or negligence referred to in the preceding sentence. "Owner's
                                                                    -------
Indemnitees" shall mean the Owner, the shareholders or the partners comprising
-----------
Owner and its and their partners and shareholders, officers, directors, employees, agents (including without limitation, any leasing and managing agents) and contractors together with the lessor under any Superior Lease and the holder of any Mortgage. If any action or proceeding shall be brought against Owner or Owner's Indemnitees based upon any such claim and if Tenant, upon notice from Owner, shall cause such action or proceeding to be defended at Tenant's expense by counsel acting for Tenant's insurance carriers in connection with such defense or by other counsel reasonably satisfactory to Owner, without any disclaimer of liability by Tenant or such insurance carriers in connection with such claim, Tenant shall not be required to indemnify Owner and Owner's Indemnitees for counsel fees in connection with such action or proceeding.

               B. Throughout the Demised Term Tenant shall maintain comprehensive public liability and water legal liability insurance against any claims by reason of personal injury, death and property damage occurring in or about the Demised Premises covering, without limitation, the operation of any private air conditioning equipment and any private elevators, escalators or conveyors in or serving the Demised Premises or any part thereof, whether installed by Owner, Tenant or others, and shall furnish to Owner duplicate original policies of such insurance at least ten (10) days prior to the Commencement Date and at least ten (10) days prior to the expiration of the term of any such policy previously furnished by Tenant, in which policies Owner, and Owner's Indemnitees shall be named as parties insured, which policies shall be issued by companies, and shall be in form and amounts, reasonably satisfactory to Owner.

          Section 19.03. Payments: Tenant shall pay to Owner, within ten (10)
                         --------
days next following rendition by Owner to Tenant of bills or statements therefor: (i) sums equal to all expenditures made and monetary obligations incurred by Owner including, but not limited to, expenditures made and obligations incurred for reasonable counsel fees and disbursements, in connection with the remedying by Owner, for Tenant's account pursuant to the provisions of Section 19.01, of any default of Tenant, and (ii) sums equal to all losses, costs, liabilities, damages and expenses referred to in Section 19.02, and (iii) sums equal to all expenditures made and monetary obligations incurred by Owner including, but not limited to, expenditures made and obligations incurred for reasonable counsel fees and disbursements, in collecting or attempting to collect the Fixed Rent, any additional rent or any other sum of money accruing under this Lease or in enforcing or attempting to enforce any rights of Owner under this Lease or pursuant to law, whether by the institution and prosecution of summary proceedings or otherwise; and (iv) all other sums of money (other than Fixed Rent) accruing from Tenant to Owner under the provisions of this Lease. Any sum of money (other than Fixed Rent) accruing from Tenant to Owner pursuant to any provision of this Lease, whether prior to or after the Commencement Date, may, at Owner's option, be deemed additional rent, and Owner shall have the same remedies for Tenant's failure to pay any item of additional rent when due as for Tenant's failure to pay any installment of Fixed Rent when due. Tenant's obligations under this Article shall survive the expiration or sooner termination of the Demised Term.

          Section 19.04. Tenant's Late Payments - Late Charges: If Tenant shall
                         -------------------------------------
fail to make payment of any installment of Fixed Rent or any increase in the Fixed Rent or any additional rent within ten (10) days after the date when such payment is due, Tenant shall pay to Owner, in addition to such installment of Fixed Rent or such increase in the Fixed Rent or such additional rent, as the case may be, as a late charge and as additional rent, a sum equal to two (2%) percent per annum above the then current prime rate (as the term "prime rate" is defined in Section 31.03) charged by Citibank (N.A.) or its successor of the amount unpaid computed from the date such payment was due to and including the date of payment.

          Section 19.05. Owner agrees to indemnify and save Tenant harmless of and from all loss, cost, liability, damage and expense including, but not limited to, reasonable counsel fees, penalties and fines incurred in connection with or arising from (i) any default by Owner in the performance or observance of any of the terms, covenants or conditions of this Lease on Owner's part to be observed or performed, or (ii) any acts, omissions or negligence of Owner or its employees, agents, contractors or servants in or about the Demised Premises or the Building either prior to, during, or after, the expiration of the Demised Term. Owner further agrees to indemnify and save harmless Tenant and its agents of and from all loss, cost, liability, damage, and expense, including, but not limited to, reasonable counsel fees incurred in connection with or arising from any claims by any persons or damage to property occasioned by any act, omission or negligence referred to in the preceding sentence. If any action or proceeding shall be brought against Tenant or Tenant's agents based upon any such claim and if Owner, upon notice from Tenant, shall cause such action or proceeding to be defended at Owner's expense by counsel acting for Owner's insurance carriers in connection with such defense or by other counsel reasonably satisfactory to Tenant, without any disclaimer of liability by Owner in connection with such claim, Owner shall not be required to indemnify Tenant or Tenant's agents for counsel fees in connection with such action or proceeding.


          Section 19.06. Owner shall pay to Tenant, within ten (10) days next following rendition by Tenant to Owner of statements therefor, or shall credit Tenant, at Owner's election, against the next accruing monthly installments of Fixed Rent, sums equal to all loss, costs, liabilities, damages and expenses referred to in Section 19.05. Owner's obligations under this Article shall survive the expiration or sooner termination of the Demised Term.

          Section 19.07. If any claim, action or proceeding is made or brought against either party (the "Indemnified Party"), and pursuant to which claim, action or proceeding the other (the "Indemnifying Party") shall be obligated to indemnify the Indemnified Party pursuant to the terms of this Lease, then the Indemnifying Party at its sole cost and expense, shall resist or defend such claim, action or proceeding in the Indemnified Party's name, if necessary, by such attorneys as the Indemnified Party shall approve, which approval shall not be unreasonably withheld. Attorney's for the Indemnifying Party's insurer are hereby deemed approved for purposes of this Section. If any claim is made against the Indemnified Party, it shall give notice of the claim to the Indemnifying Party in order that the Indemnifying Party can undertake its obligations pursuant to the first sentence of this Section. The Indemnifying Party may not settle any such action involving the Indemnified Party unless the Indemnified Party receives a general release relating to the subject matter of the claim from the claimant in the action. Failure by the Indemnified Party to notify the Indemnifying Party of any claim, action or proceeding shall not affect the Indemnifying Party's obligations hereunder unless the failure to notify is prejudicial to the Indemnifying Party. Notwithstanding the foregoing, the Indemnified Party may retain its own attorneys to defend or resist in defending any claim, action or proceeding involving potential liability of FIVE MILLION ($5,000,000) DOLLARS or more, and the Indemnifying Party shall pay the reasonable fees and disbursements of such attorneys. The provisions of this Article shall survive the expiration or earlier termination of this Lease


                                  ARTICLE 20

                               ENTIRE AGREEMENT
                               ----------------

          Section 20.01. Entire Agreement: This Lease contains the entire
                         ----------------
agreement between the parties and all prior negotiations and agreements are merged in this Lease. Neither Owner nor Owner's agents have made any representations or warranties with respect to the Demised Premises, the Building, the Real Property or this Lease except as expressly set forth in this Lease and no rights, easements or licenses are or shall be acquired by Tenant by implication or otherwise unless expressly set forth in this Lease. This Lease may not be changed, modified or discharged, in whole or in part, orally and no executory agreement shall be effective to change, modify or discharge, in whole or in part, this Lease or any provisions of this Lease, unless such agreement is set forth in a written instrument executed by the party against whom enforcement of the change, modification or discharge is sought. All references in this Lease to the consent or approval of Owner shall be deemed to mean the written consent of Owner, or the written approval of Owner, as the case may be, and no consent or approval of Owner shall be effective for any purpose unless such consent or approval is set forth in a written instrument executed by Owner. In any case where Owner agrees not unreasonably to withhold any consent or approval under this Lease, such agreement shall be deemed to include an agreement on the part of Owner not unreasonably to delay such consent or approval.

                                  ARTICLE 21

                                  END OF TERM
                                  -----------

          Section 21.01. End of Term: On the date upon which the Demised Term
                         -----------
shall expire and come to an end, whether pursuant to any of the provisions of this Lease or by operation of law, and whether on or prior to the Expiration Date, Tenant, at Tenant's sole cost and expense, (i) shall quit and surrender the Demised Premises to Owner, broom clean and in good order and condition, ordinary wear excepted, and (ii) shall remove all of Tenant's Personal Property and all other property and effects of Tenant and all persons claiming through or under Tenant from the Demised Premises and the Building, and (iii) shall repair all damage to the Demised Premises occasioned by such removal and (iv) shall, at Owner's election, exercisable on or before the expiration or earlier termination of the Demised Term, remove any private interior staircases in the Demised Premises or connecting the Demised Premises or any part thereof with any other space (referred to herein as the "Other Space") in the Building occupied by
                                  -----------
Tenant, and restore those portions of the Demised Premises, the Other Space and the Building affected by any such staircases (including, but not limited to, the slabbing over of any openings) to the condition of each which existed prior to the installation of any such staircases, and repair any damage to the Demised Premises, Other Space and the Building occasioned by such removal. Notwithstanding the provisions of subdivision (iv) of the foregoing sentence, in the event Owner does not elect to have removed any such staircase referred to therein, any such staircase shall be and remain the property of Owner at no cost or expense to Owner. Owner shall have the right to retain any property and effects which shall remain in the Demised Premises after the expiration or sooner termination of the Demised Term, and any net proceeds from the sale thereof, without waiving Owner's rights with respect to any default by Tenant under the foregoing provisions of this Section. Tenant expressly waives, for itself and for any person claiming through or under Tenant, any rights which Tenant or any such person may have under the provisions of Section 2201 of the New York Civil Practice Law and Rules and of any successor law of like import then in force, in connection with any holdover summary proceedings which Owner may institute to enforce the foregoing provisions of this Article. If said date upon which the Demised Term shall expire and come to an end shall fall on a Sunday or holiday, then Tenant's obligations under the first sentence of this Section shall be performed on or prior to the Saturday or business day immediately preceding such Sunday or holiday. Tenant's obligations under this Section shall survive the expiration or sooner termination of the Demised Term.

          Section 21.02. Supplementing the provisions of Section 21.01, except as otherwise expressly provided in this Lease, Tenant shall have no obligations to remove any of Tenant's Alterations and restore the Demised Premises to their original condition. However, the foregoing shall not be deemed to relieve Tenant of any obligations to repair damage to the Demised Premises occasioned by the removal of such Alterations, Personal Property and other property and effects of Tenant and all persons claiming through or under Tenant which Tenant elects to remove from the Demised Premises and the Building. Tenant shall not be required to remove any pre- existing staircases which exist in the Demised Premises as of the Commencement Date or the Additional Space as of the Additional Space Commencement Date.

                                  ARTICLE 22

                                QUIET ENJOYMENT
                                ---------------

          Section 22.01. Quiet Enjoyment: Owner covenants and agrees with Tenant
                         ---------------
that upon Tenant paying the Fixed Rent and additional rent reserved in this Lease and observing and performing all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the Demised Premises during the Demised Term, subject, however, to the terms, covenants and conditions of this Lease including, but not limited to, the provisions of Section 37.01, and subject to the Superior Lease and the Mortgage referred to in Section 7.01.

                                  ARTICLE 23

                                  ESCALATION
                                  ----------

          Section 23.01. Definitions: In the determination of any increase in
                         -----------
the Fixed Rent under the provisions of this Article, Owner and Tenant agree that the following terms shall have the following meanings:

               A. The term "Tax Escalation Year" shall mean each fiscal year
                            -------------------
commencing July 1st and ending on the following June 30th which shall include any part of the Demised Term.

               B. The term "Escalation Year" shall mean each calendar year which
                            ---------------
shall include any part of the Demised Term.

               C. The term "Taxes" shall be deemed to mean a sum equal to the
                            -----
aggregate of: (i) the product determined by multiplying (a) the then applicable full New York City real estate tax rate in effect with respect to the Borough of Manhattan by (b) the then applicable assessed valuation of the Real Property plus (ii) amounts assessed by any business improvement district in which the Real Property is located plus (iii) any other assessments, special or otherwise, upon or with respect to the Real Property imposed by the City or County of New York or any other taxing authority. If, due to any change in the method of taxation, any franchise, income, profit, sales, rental, use and occupancy or other tax or payments in lieu of any such taxes shall be substituted for, or levied against Owner or any owner of the Building or the Real Property, in lieu of any real estate taxes or assessments upon or with respect to the Real Property, such tax or payments in lieu of any such taxes shall be included in the term Taxes for the purposes of this Article.

               D. The term "Owner's Basic Tax Liability" shall mean a sum equal
                            ---------------------------
to the greater of (i) Taxes payable for the fiscal tax year commencing July 1, 2000 and ending June 30, 2001 or (ii) THREE MILLION NINE HUNDRED EIGHTY-EIGHT THOUSAND SIX HUNDRED NINETY-EIGHT AND 00/100 ($3,988,698.00) DOLLARS.

               E. The term "Demised Premises Area" shall mean 19,133 square
                            ---------------------
feet.

               F. The term "Building Area" shall mean 379,876 square feet with
                            -------------
respect to the determination of increases in Fixed Rent for the purposes of
Section 23.02 and 359,207 square feet with respect to the determination of increases in Fixed Rent for the purposes of Section 23.04.

               G. The term "Tenant's Proportionate Share" shall mean the
                            ----------------------------
fraction, the denominator of which is the applicable Building Area and the numerator of which is the Demised Premises Area.

               H. (1) The term "Operating Expenses" shall, subject to the
                                ------------------
provisions of Paragraph (2) of this Subsection 23.01.H, mean the aggregate cost and expense incurred by Owner in the operation, maintenance, management and security of the Real Property and any plazas, sidewalks and curbs adjacent thereto including, without limitation, the cost and expense of the following:

                         (a) salaries, wages, medical, surgical and general welfare and other so-called "fringe" benefits (including group insurance and retirement benefits) for employees (including, but not limited to, employees who provide twenty four (24) hour services, seven (7) days per week throughout the year) of Owner or any contractor of Owner engaged in the cleaning, operation, maintenance or management of the Real Property, or engaged for security purposes and/or for receiving or transmitting deliveries to and from the Building, and payroll taxes and workmen's compensation insurance premiums relating thereto,

                              (b)  gas, steam, water and sewer rental,

                              (c)  electricity,

                          (d)      utility taxes,

                          (e)      rubbish removal,

                          (f) fire, casualty, liability, rent and other insurance carried by Owner,

                          (g) repairs, repainting, replacement, maintenance of grounds, and Included Improvements (as provided in Paragraph (2) of this Subsection 23.01.H),

                          (h)      Building supplies,

                          (i)      uniforms and cleaning thereof,

                          (j)      snow removal,

                          (k)      window cleaning,

                          (l)      service contracts with independent
         contractors for any of the foregoing (including, but not limited to, elevator, heating, air conditioning, ventilating, sprinkler system, fire alarm and telecommunication equipment maintenance),

                          (m) management fees (whether or not paid to any person, firm or corporation having an interest in or under common ownership with Owner or any of the persons, firms or corporations comprising Owner) in the amount of one ($1.00) dollar per rentable square foot of the Building Area in the Base Escalation Year (as hereinafter defined in Subsection I) which amount for management fees shall increase in each Escalation Year subsequent to the Base Escalation Year by the same percentage of increase as the percentage of increase in the aggregate of all other Operating Expenses but shall in no event exceed four (4%) percent of the gross rent received from all tenants in the Building,

                          (n) legal fees and disbursements and other expenses (excluding, however, legal fees and expenses incurred in connection with any application or proceeding brought for reduction of the assessed valuation of the Real Property or any part thereof),

                          (o)      auditing fees,

                          (p)      advertising and promotion expenses,

                          (q) all costs of compliance under the provisions of any present or future Superior Lease other than the payment of rental and impositions thereunder and increases in the basic rent under such leases as a result of adjustments in such basic rent, and

                  (2) The cost and expense of the following shall be excluded from the calculation of operating expenses:

                           (a)      leasing commissions;

                           (b) executives' salaries above the grade of building manager and superintendent;

                           (c) capital improvements and replacements which under generally accepted accounting principles and practice would be classified as capital expenditures, except the cost and expense of any improvement, alteration, replacement or installation which is either
         (i) required by any Legal Requirement enacted after the date of this Lease, or (ii) designed, in Owner's judgment, to result in savings or reductions in Operating Expenses (such improvements, alterations, replacements and installations are referred to as "Included
                                                            --------
         Improvements"); the cost and expense of Included Improvements whenever
         ------------
         made shall be included in Operating Expenses for any Escalation Year subsequent to the Base Escalation Year to the extent of (x) the annual amortization or depreciation of the cost and expense to Owner of such Included Improvements, as amortized or depreciated on a straight line basis over ten (10) years allocable to such Escalation Year plus (y) an annual charge for interest upon the unamortized or undepreciated portions of such cost and expense at the average prime rate (as defined in Section 31.03) during the Escalation Year in question;

                           (d) any other item which under generally accepted accounting principles and practice would not be regarded as an operating, maintenance or management expense;

                           (e) any item for which Owner is compensated through proceeds of insurance; and

                           (f) any specific compensation which Owner receives from any tenant for services rendered to such tenant by Owner above and beyond those services generally rendered by Owner to tenants in the Building without specific compensation therefor.

                           (g)      franchise or income taxes imposed upon
         Owner;

                           (h)      ground rent;

                           (i) financing costs including the payment of principal and interest;

                           (j) depreciation on the Building and its components (subject, however, to the provisions of this subsection 23.01H with respect to Included Improvements) and amortization and interest payments under any mortgage;

                           (k) expenses in connection with services or other benefits which are not provided to Tenant;

                           (l) expenses for services which are provided to other tenants or occupants of the Building if such services are services which are provided to Tenant and charged to Tenant directly;

                           (m) overhead and profit increment paid to Owner or to subsidiaries or affiliates of Owner for goods and/or services in the Building to the extent the same exceeds the costs of such goods and/or services which would be rendered by unaffiliated third parties on a competitive basis in comparable buildings;

                           (n) costs arising from Owner's charitable or political contributions;

                           (o) costs for sculpture, paintings or other objects of art;

                           (p) the cost of any work or services rendered or performed by Owner for the benefit of any other tenant in the Building to the extent such work or services are in excess of those to be afforded or rendered to Tenant under this Lease;

                           (q)      attorney's fees and disbursements incurred
         (i) in procuring tenants or in negotiating leases or renewing leases,
         (ii) in connection with any mortgaging, financing, refinancing, sale, or entering into or extending or modifying any ground or underlying lease, (iii) in defending Owner's title to the Real Property, or (iv) in prosecution of summary dispossess proceeding or holdover proceedings or in defense of any landlord-tenant action;

                           (r)      costs attributable to the negligence of
         Owner;

                           (s) if Owner operates concessions such as restaurants, parking facilities, health or other clubs, observatories or other special services in the Building, costs incurred in connection therewith;

                           (t)      rent paid by Owner for office space
         (including, but not limited to office space used for a management office) and any other expenses related to such office space;

                           (u) dues and fees for trade and industry associations and costs of their related activities to the extent such dues, fees and costs exceed those customarily incurred by owners of office buildings similarly situated;

                           (v) expenses for repairs and maintenance which are covered by warranties;

                           (w) expenses allocable directly and solely to the retail space of the Building;

                           (x) any accrued and unfunded pension or other benefits of any personnel which are not paid within six (6) months after required;

                           (y) the cost of any separate electric meter or any survey Owner may provide to any of the tenants in the Building; and

                           (z) electric energy furnished directly by Owner to Tenant or any other tenants in the Building.

         I.       The term "Base Operating Expenses" shall mean a sum equal to
                            -----------------------
 the Operating Expenses for the calendar year 2000.

         J.       The term "Owner's Tax Statement" shall mean an instrument
                            ---------------------
containing a computation of any increase in the Fixed Rent pursuant to the provisions of Section 23.02 A. of this Article.

         K.       The term "Owner's Operating Expense Statement" shall mean an
                            -----------------------------------
instrument containing a computation of any increase in the Fixed Rent pursuant to the provisions of Section 23.04 of this Article.

         L.       The term "Monthly Escalation Installment" shall mean a sum
                            ------------------------------
equal to one-twelfth (1/12th) of the increase in the Fixed Rent payable pursuant to the provisions of Subsection 23.04 A for the Escalation Year with respect to which Owner has most recently rendered an Owner's Operating Expense Statement, appropriately adjusted to reflect (i) in the event such Escalation Year is a partial calendar year, the increase in the Fixed Rent which would have been payable for such Escalation Year if it had been a full calendar year, and (ii) the amount by which current Operating Expenses as reasonably estimated by Owner exceed Operating Expenses as reflected in such Owner's Operating Expense Statement except that such estimated excess shall not exceed an amount equal to five (5%) of the Operating Expenses for the immediately preceding Escalation Year unless Owner delivers reasonable evidence to Tenant that such excess is more than five (5%); and (iii) any net credit balance to which Tenant may be entitled pursuant to the provisions of Subsection 23.05 C.

         M.       The term "Monthly Escalation Installment Notice" shall mean
                            -------------------------------------
a notice given by Owner to Tenant which sets forth the current Monthly Escalation Installment; such Notice may be contained in a regular monthly rent bill, in an Owner's Operating Expense Statement, or otherwise, and may be given from time to time, at Owner's election.

         N. Owner and Tenant acknowledge that Owner may apply for a certificate of eligibility from the Department of Finance of the City of New York determining that Owner is eligible to apply for exemption from tax payments for the Real Property pursuant to the provisions of Section 11-256 through 11-267 (the "ICIP Program") of the Administrative Code of the City of New York and
          ------------
the regulations promulgated pursuant to the ICIP Program. Any such tax exemption for the Real Property is referred to as "Tax Exemption" and the period of such
                                         -------------
Tax Exemption is referred to as the "Tax Exemption Period". Owner agrees that
                                     --------------------
Tenant shall not be required to (a) pay Taxes or charges which become due because of the willful neglect or fraud by Owner in connection with the ICIP Program or (b) otherwise relieve or indemnify Owner from any personal liability arising under the ICIP Program, except where imposition of such Taxes, charges or liability is occasioned by actions of Tenant in violation of this Lease. Tenant agrees to report to Owner, as often as is necessary under such regulations, the number of workers engaged in employment in the Demised Premises, the nature of each worker's employment and the residency of each worker and to provide access to the Demised Premises by employees and agents of the Department of Finance of the City of New York at all reasonable times at the request of Owner. Tenant represents to the Owner that, within the seven (7) years immediately preceding the date of this Lease, Tenant has not been adjudged by a court of competent jurisdiction to have been guilty of (x) an act, with respect to a building, which is made a crime under the provisions of Article 150 of the Penal Law of the State of New York or any similar law of another state, or (y) any act made a crime or violation by the provisions of Section 235 of the Real Property Law of the State of New York, nor is any charge for a violation of such laws presently pending against Tenant. Upon request of Owner, from time to time, Tenant agrees to update said representation when required because of the ICIP Program and regulations thereunder. Tenant further agrees to cooperate with Owner in compliance with such ICIP Program and regulations to aid Owner in obtaining and maintaining the Tax Exemption and, if requested by Owner, to post a notice in a conspicuous place in the Demised Premises and to publish a notice in a newspaper of general circulation in the City of New York, in such form as shall be prescribed by the Department of Finance stating that persons having information concerning any violation by Tenant of Section 235 of the Real Property Law or any Section of Article 150 of the Penal Law or any similar law of another jurisdiction may submit such information to the Department of Finance to be considered in determining Owner's eligibility for benefits. Tenant acknowledges that its obligations under the provisions of Subsection 23.02A may be greater if Owner fails to obtain a Tax Exemption, and agrees that Owner shall have no liability to Tenant nor shall Tenant be entitled to any abatement or diminution of rent if Owner fails to obtain a Tax Exemption.

         Section 23.02.  Section 23.02.   Taxes:   A.  If Taxes payable in any
                                          -----
 Tax Escalation Year shall be in such amount as shall constitute an increase above Owner's Basic Tax Liability, the Fixed Rent for such Tax Escalation Year shall be increased by a sum equal to Tenant's Proportionate Share of any such increase in Taxes.

                         B.      Unless the Commencement Date shall occur on a
July 1st, any increase in the Fixed Rent pursuant to the provisions of Subsection A of this Section 23.02 for the Tax Escalation Year in which the Commencement Date shall occur shall be apportioned in that percentage which the number of days in the period from the Commencement Date to June 30th of such Tax Escalation Year, both inclusive, bears to the total number of days in such Tax Escalation Year. Unless the Demised Term shall expire on a June 30th, any increase in the Fixed Rent pursuant to the provisions of said Subsection A for the Tax Escalation Year in which the date of the expiration of the Demised Term shall occur shall be apportioned in that percentage which the number of days in the period from July 1st of such Tax Escalation Year to such date of expiration, both inclusive, bears to the total number of days in such Tax Escalation Year.

         Section 23.03.   A.   Payment of Taxes:   Owner shall render to
                               ----------------
Tenant, in accordance with the provisions of Article 27, an Owner's Tax Statement with respect to each Tax Escalation Year, either prior to or during such Tax Escalation Year; upon request of Tenant, Owner shall deliver to Tenant a copy of the tax bill with respect to the payment to be made by Tenant with respect thereto if Owner has received same from the taxing authority. Owner's failure to render an Owner's Tax Statement with respect to any Tax Escalation Year shall not prejudice Owner's right to recover any sums due to Owner hereunder with respect to such Tax Escalation Year, nor shall it deprive Tenant of any credit to which it otherwise might be entitled for such Tax Escalation Year pursuant to the provisions of subsection C of this Section 23.03. The obligations of Owner and Tenant under the provisions of Section 23.02 and this
Section 23.03 with respect to any increase in the Fixed Rent or any payment or credit to which Tenant may be entitled shall survive the expiration or any sooner termination of the Demised Term. Tenant acknowledges that under the present law Taxes are payable by Owner (i) with respect to a fiscal year commencing July 1st and ending on the following June 30th and (ii) in two (2) installments, in advance, the first of which is payable on July 1st and the second and final payment of which is payable on the following January 1st. Within thirty (30) days next following rendition of the first Owner's Tax Statement which shows an increase in the Fixed Rent for any Tax Escalation Year, but not earlier than thirty (30) days before the installment of Taxes is due, Tenant shall pay to Owner a sum equal to one-half (1/2) of the amount of the increase shown upon such Owner's Tax Statement for such Tax Escalation Year (subject to any apportionment pursuant to the provisions of Subsection B of Section 23.02) and, subsequently, provided Owner shall have rendered to Tenant another Owner's Tax Statement or invoice with respect to the installment in question, Tenant shall pay to Owner not later than the later of (x) thirty (30) days prior to the date on which the installment of Taxes is required to be paid by Owner to the taxing authority and (y) thirty (30) days after the rendition of an Owner's Tax Statement or invoice, as the case may be, a sum equal to one-half (1/2) of Tenant's Proportionate Share of the increase in Taxes payable with respect to such Tax Escalation Year as shown on such Owner's Tax Statement or invoice, as the case may be.


                    Tenant further acknowledges that it is the purpose and intent of this Section 23.03 to provide Owner with Tenant's Proportionate Share of the increase in the Taxes pursuant to the provisions of this subsection A at least thirty (30) days prior to the time such installment of Taxes is required to be paid by Owner to the taxing authority without penalty or interest. Accordingly, Tenant agrees that if the number of such installments, and/or the time for payment thereof, and/or the fiscal year used for purposes of Taxes, is changed, then, (a) at the time described in clause (b) below, Tenant shall pay to Owner the amount which shall provide Owner with Tenant's Proportionate Share of the increase in the Taxes pursuant to the provisions of Section 23.02.A applicable to the revised installment of Taxes then required to be paid by Owner to the taxing authority and (b) this Article shall be appropriately adjusted to reflect such change and the time for payment by Tenant to Owner of Tenant's Proportionate Share of any increase in Taxes as provided in this Article shall be appropriately revised so that Owner shall always be provided with Tenant's Proportionate Share of the increase in the Taxes no later than the later of (xx) thirty (30) days prior to the date the installment of Taxes is required to be paid by Owner and (yy) thirty (30) days after the rendition of an Owner's Tax Statement therefor. Notwithstanding the foregoing provisions of this subsection A to the contrary, in the event the holder of any Mortgage and/or any Superior Lease shall require Owner to make monthly deposits on account of real estate taxes, then this Article shall be appropriately adjusted to reflect the requirement that Tenant make monthly deposits on account of real estate taxes to Owner so that Owner shall always be provided with one-twelfth (1/12th) of Tenant's Proportionate Share of such increase in the Taxes with respect to any Tax Escalation Year thirty (30) days prior to the payment by Owner of such monthly deposits on account of real estate taxes, provided that no payment need be made by Tenant earlier than thirty (30) days following Owner's invoice therefor, provided further, however, Owner shall pay to Tenant interest at the prime rate on the amount of such monthly deposit from the date Tenant makes such deposit to the next occurring date upon which an installment of Taxes is required to be paid to the taxing authority.

                         B.      If, as a result of any application or
proceeding brought by or on behalf of Owner, Owner's Basic Tax Liability shall be decreased, Owner's Tax Statement next following such decrease shall include any adjustment of the Fixed Rent for all prior Tax Escalation Years reflecting a debit to Tenant equal to the amount by which (a) the aggregate Tenant's Tax Payments payable with respect to all such prior Tax Escalation Years calculated after taking into account such reduction of Owner's Basic Tax Liability shall exceed (b) the aggregate Tenant's Tax Payments actually paid by Tenant with respect to all such prior Tax Escalation Years. If, as a result of any application or proceeding brought by or on behalf of Owner for reduction of the assessed valuation of the Real Property or for Taxes for any fiscal tax year subsequent to the fiscal tax year commencing July 1st, 2000, and expiring

June 30th, 2001, there shall be a decrease in Taxes for any Tax Escalation Year with respect to which Owner shall have previously rendered an Owner's Tax Statement, Owner's Tax Statement next following such decrease shall include an adjustment (inclusive of Tenant's Proportionate Share of any interest received by Owner from the taxing authority allocable to Tenant's Tax Payment and that portion of the Tax Escalation Year falling within the Demised Term) of the Tenant's Tax Payment for such Tax Escalation Year reflecting a credit to Tenant equal to the amount by which (i) the Tenant's Tax Payment actually paid by Tenant with respect to such Tax Escalation Year shall exceed (ii) the Tenant's Tax Payment payable with respect to such Tax Escalation Year calculated after taking into account such reduction of the assessed valuation or reduction of Taxes and any such credit shall be credited against the next accruing monthly installment of Fixed Rent next accruing after such decrease in Taxes is received by Owner or credited against future taxes. If such refund of Taxes is received by Owner after the expiration or earlier termination of this Lease, or if during the Demised Term such credit owed by Owner to Tenant is greater than Tenant's next following payment of Fixed Rent due, Owner shall pay Tenant the amount of the refund owed to Tenant, together with the amount of interest thereon to which Tenant is entitled as hereinabove provided, within thirty (30) days after Owner receives such refund, which obligation shall survive such expiration or earlier termination of this Lease.

                     C. Owner, upon timely requests of tenants occupying at least sixty-five (65%) percent of the total rentable area of the Building, will, from time to time, make appropriate protest of any proposed real estate tax assessment for any fiscal tax year subsequent to the fiscal tax year commencing July 1, 2000 and ending June 30, 2001, or will institute proceedings seeking to reduce any such assessment and use reasonable efforts to effect a reduction of such proposed assessment, provided, however, that (i) as a condition of Owner's obligation to make such protest or institute such proceedings, the tenants requesting same shall agree, in writing, to bear the entire cost of such protest or proceedings, including reasonable counsel fees, to the extent that such cost is not recoverable by Owner from other tenants of the Building pursuant to the provisions of the respective leases of such tenants (in the event of any question as to whether any such cost is so recoverable from other tenants, the certification of an independent certified public accountant employed by owner shall be deemed conclusive with respect to such question) and to pay such portion of such cost to Owner, upon demand, as additional rent under the respective leases of such tenants, and (ii) the method or manner or conducting such protest or proceedings, including this selection of counsel, shall be solely within the judgment of Owner, and (iii) Owner may cancel, discontinue or settle such protest or proceeding if, in Owner's judgment, such cancellation, discontinuation or settlement is deemed advisable.

         Section 23.04.    Operating Expenses:   A.  If Operating Expenses in
                           ------------------
any Escalation Year shall be in such an amount as shall constitute an increase above Base Operating Expenses, the Fixed Rent for such Escalation Year shall be increased by a sum equal to Tenant's Proportionate Share of any such increase. In the event that Base Operating Expenses shall be in excess of Operating Expenses in any Escalation Year, in no event shall Tenant be entitled to any such excess and the Fixed Rent shall not be reduced in any way.

                           B.      Unless the Commencement Date shall occur on a
January 1st, any increase in the Fixed Rent pursuant to the provisions of Subsection A of this Section 23.04 for the Escalation Year in which the Commencement Date shall occur shall be apportioned in that percentage which the number of days in the period from the Commencement Date to December 31st of such Escalation Year, both dates inclusive, bears to the total number of days in such Escalation Year. Unless the Demised Term shall expire on December 31st any increase in the Fixed Rent pursuant to the provisions of Subsection A of this
Section 23.04 for the Escalation Year in which the date of the expiration of the Demised Term shall occur shall be apportioned in that percentage which the number of days in the period from January 1st of such Escalation Year to such date of expiration, both dates inclusive, bears to the total number of days in such Escalation Year.

                           C.      In the determination of any increase in the
Fixed Rent pursuant to the foregoing provisions of this Section 23.04, if the Building shall not have been fully occupied during any Escalation Year including the calendar year 2000, Operating Expenses for such Escalation Year shall be equitably adjusted (by including such additional expenses as Owner would have incurred) to the extent, if any, required to reflect full occupancy.

         Section 23.05.    Space Calculation and Payment of Operating
                           ------------------------------------------
Expenses:   A.    Owner shall render to Tenant, either in accordance with the
--------
provisions of Article 27 or by personal delivery at the Demised Premises, an

Owner's Operating Expense Statement with respect to each Escalation Year on or before the next succeeding October 1st. Owner's failure to render an Owner's Operating Expense Statement with respect to any Escalation Year shall not prejudice Owner's right to recover any sums due to Owner hereunder with respect to such Escalation Year.

                           B.      Within fifteen (15) days next following
rendition of the first Owner's Operating Expense Statement which shows an increase in the Fixed Rent for any Escalation Year, Tenant shall pay to Owner the entire amount of such increase. In order to provide for current payments on account of future potential increases in the Fixed Rent which may be payable by Tenant pursuant to the provisions of Subsection 23.04.A, Tenant shall also pay to Owner at such time, provided Owner has given to Tenant a Monthly Escalation Installment Notice, a sum equal to the product of (i) the Monthly Escalation Installment set forth in such Notice multiplied by (ii) the number of months or partial months which shall have elapsed between January 1st of the Escalation Year in which such payment is made and the date of such payment, less any amounts theretofore paid by Tenant to Owner on account of increases in the Fixed Rent for such Escalation Year pursuant to the provisions of the penultimate sentence of this Subsection 23.05.B; thereafter Tenant shall make payment of a Monthly Escalation Installment throughout each month of the Demised Term. Monthly Escalation Installments shall be added to and payable as part of each monthly installment of Fixed Rent. Notwithstanding anything to the contrary contained in the foregoing provisions of this Article, prior to the rendition of the first Owner's Operating Expense Statement which shows an increase in the Fixed Rent for any Escalation Year, Owner may render to Tenant a pro-forma Owner's Operating Expense Statement containing a bona fide estimate of the increase in the Fixed Rent for the Escalation Year in which the Commencement Date shall occur and/or the subsequent Escalation Year. Following the rendition of such pro-forma Owner's Operating Expense Statement, Tenant shall pay to Owner a sum equal to one twelfth (1/12th) of the estimated increase in the Fixed Rent shown thereon for such Escalation Year or Years multiplied by the number of months which may have elapsed between the Commencement Date and the month in which such payment is made and thereafter pay to Owner, on the first day of each month of the Demised Term (until the rendition by Owner of the first Owner's Operating Expense Statement) a sum equal to one twelfth (1/12th) of the increase in the Fixed Rent shown on such pro-forma Owner's Operating Expense Statement. Any sums paid pursuant to the provisions of the immediately preceding sentence shall be credited against the sums required to be paid by Tenant to Owner pursuant to the Owner's Operating Expense Statement for the first Escalation Year for which there is an increase in the Fixed Rent pursuant to the provisions of Subsection A.

                           C.      Following rendition of the first Owner's
Operating Expense Statement and each subsequent Owner's Operating Expense Statement a reconciliation shall be made as follows: Tenant shall be debited with any increase in the Fixed Rent shown on such Owner's Operating Expense Statement and credited with the aggregate amount, if any, paid by Tenant in accordance with the provisions of Subsection B of this Section on account of future increases in the Fixed Rent pursuant to Subsection 23.04 A. which has not previously been credited against increases in the Fixed Rent shown on Owner's Operating Expense Statements. Tenant shall pay any net debit balance to Owner within fifteen (15) days next following rendition by Owner, either in accordance with the provisions of Article 27 or by personal delivery at the Demised Premises of an invoice for such net debit balance; any net credit balance shall be applied as an adjustment against the next accruing Monthly Escalation Installment as provided in Subsection J of Section 23.01.

         Section 23.06.  Dispute Resolution:  A.   In the event of any dispute
                         ------------------
between Owner and Tenant arising out of the application of the Operating Expense provisions of this Article, such dispute shall be determined by arbitration in New York City in accordance with the provisions of Article 36. Notwithstanding any such dispute and submission to arbitration, or any dispute with respect to the Tax Escalation provisions of this Article (which dispute shall not be subject to arbitration but which can only be prosecuted by the institution of legal proceedings by Tenant), any increase in the Fixed Rent shown upon any Owner's Operating Expense Statement or any Monthly Escalation Installment Notice or any Owner's Tax Statement shall be payable by Tenant within the time limitation set forth in this Article. If the determination in such arbitration or legal proceedings shall be adverse to Owner, any amount paid by Tenant to Owner in excess of the amount determined to be properly payable shall be credited against the next accruing installments of Fixed Rent due under this Lease. However, if there are no such installments, such amounts shall be paid by Owner to Tenant within ten (10) days following such determination.

                           B.      In the event Tenant disagrees with any
computation or other matter con tained in any Owner's Operating Expense Statement including the Base Operating Expenses as shown in the first Operating Expense Statement rendered by Owner to Tenant, Tenant shall have the right to give notice to Owner within ninety (90) days next following rendition of such Statement setting forth the particulars of such disagreement. If the matter is not resolved within thirty (30) days next following the giving of such notice by Tenant, it shall be deemed a dispute which either party may submit to arbitration pursuant to the provisions of Subsection A of this Section. If (i) Tenant does not give a timely notice to Owner in accordance with the foregoing provisions of this Subsection disagreeing with any computation or other matter contained in any Owner's Operating Expense Statement and setting forth the particulars of such disagreement, or (ii) if any such timely notice shall have been given by Tenant, the matter shall not have been resolved and neither party shall have submitted the dispute to arbitration within thirty (30) days next following the giving of such notice by Tenant, Tenant shall be deemed conclusively to have accepted such Owner's Operating Expense Statement and shall have no further right to dispute the same.

                           C.    (1)    Tenant or an accounting firm or a
subsidiary of any accounting firm, including without limitation, Lease Audit and Analysis Services (provided same are certified public accountants) in each case at Tenant's expense, shall have the right to examine those portions of Owner's records which are reasonably required to verify the accuracy of any amounts shown on any Owner's Operating Expense Statement provided Tenant shall notify Owner of its desire to so examine such records within ninety (90) days next following rendition of such Owner's Operating Expense Statement. Owner shall maintain such records for a period of three (3) years following the expiration of the Escalation Year to which they relate. Upon Tenant's timely request, Owner shall make such records available and any such examination shall be conducted at the office of Owner's accountants or at such other reasonable place designated by Owner during normal office hours.

                                 (2)    Tenant acknowledges and agrees that not
more than three (3) of its employees or three (3) persons employed by such auditors shall be entitled to entry to the offices of Owner at any one time for the purposes of such review and inspection. Tenant hereby recognizes the confidential, privileged and proprietary nature of such records and the information and data contained therein, as well as any compromise, settlement or adjustment reached between Owner and Tenant relating to the results of such examination, and Tenant covenants and agrees for itself, and its employees, agents and representatives (including, but not limited to, such auditors, and any attorneys or consultants retained by Tenant as hereinafter provided), that such books, records, information, data, compromise, settlement and adjustment will be held in the strictest confidence and not be divulged, disclosed or revealed to any other person except (x) to the extent required by law, court order or directive of any Governmental Authority or (y) to such auditors or any attorneys retained by Tenant or consultants retained by Tenant in connection with any action or proceeding between Owner and Tenant as to Operating Expenses or Owner's Operating Expense Statement and no examination of any such records shall be permitted unless and until such auditors, attorneys and consultants affirmatively agree and consent to be bound by the provisions of this Section 23.06C.

                           (3)      Tenant agrees that this Section 23.06C is of
material importance to Owner and that any violation thereof shall result in immediate harm to Owner and Owner shall have all rights allowed by law or equity if Tenant, its employees, agents, and representatives (including, but not limited to, such auditors, attorneys or consultants) violate the terms of this
Section 23.06C, including, but not limited to, the right to terminate Tenant's right to audit Owner's records in the future pursuant to this Section 23.06C, and Tenant shall indemnify and hold Owner harmless of and from all loss, cost, damage, liability and expense (including, but not limited to reasonable counsel fees and disbursements) arising from a breach of the foregoing obligations of Tenant or any of its employees, agents and representatives, (including but not limited to, such auditors, attorneys or consultants). This obligation of Tenant and its employees, agents and representatives (including, but not limited to, any such auditors, attorneys or consultants) shall survive the expiration or sooner term of the Demised Term.

         Section 23.07.    Collection of Increases in Fixed Rent:    The
                           -------------------------------------
obligations of Owner and Tenant under the provisions of this Article with respect to any increase in the Fixed Rent, or any credit to which Tenant may be entitled, shall survive the expiration or any sooner termination of the Demised Term. All sums payable by Tenant under this Article shall be collectible by Owner in the same manner as Fixed Rent.

                                  ARTICLE 24

                                   NO WAIVER
                                   ---------

         Section 24.01.    Owner's Termination Not Prevented:   Neither any
                           ---------------------------------
option granted to Tenant in this Lease or in any collateral instrument to renew or extend the Demised Term, nor the exercise of any such option by Tenant, shall prevent Owner from exercising any option or right granted or reserved to Owner in this Lease or in any collateral instrument or which Owner may have by virtue of any law, to terminate this Lease and the Demised Term or any renewal or extension of the Demised Term either during the original Demised Term or during the renewed or extended term. Any termination of this Lease and the Demised Term shall serve to terminate any such renewal or extension of the Demised Term and any right of Tenant to any such renewal or extension, whether or not Tenant shall have exercised any such option to renew or extend the Demised Term. Any such option or right on the part of Owner to terminate this Lease shall continue during any extension or renewal of the Demised Term. No option granted to Tenant to renew or extend the Demised Term shall be deemed to give Tenant any further option to renew or extend.

         Section 24.02.    No Termination by Tenant/No Waiver:    No act or
                           ----------------------------------
thing done by Owner or Owner's agents during the Demised Term shall constitute a valid acceptance of a surrender of the Demised Premises or any remaining portion of the Demised Term except a written instrument accepting such surrender, executed by Owner and Tenant. No employee of Owner or of Owner's agents shall have any authority to accept the keys of the Demised Premises prior to the termination of this Lease and the Demised Term, and the delivery of such keys to any such employee shall not operate as a termination of this Lease or a surrender of the Demised Premises; however, if Tenant desires to have Owner sublet the Demised Premises for Tenant's account, Owner or Owner's agents are authorized to receive said keys for such purposes without releasing Tenant from any of its obligations under this Lease, and Tenant hereby relieves Owner of any liability for loss of, or damage to, any of Tenant's property or other effects in connection with such subletting. The failure by Owner to seek redress for breach or violation of, or to insist upon the strict performance of, any term, covenant or condition of this Lease on Tenant's part to be observed or performed, shall not prevent a subsequent act or omission which would have originally constituted a breach or violation of any such term, covenant or condition from having all the force and effect of an original breach or violation. The receipt by Owner of rent with knowledge of the breach or violation by Tenant of any term, covenant or condition of this Lease on Tenant's part to be observed or performed shall not be deemed a waiver of such breach or violation. Owner's failure to enforce any Building Rule against Tenant or against any other tenant or occupant of the Building shall not be deemed a waiver of any such Building Rule. No provision of this Lease shall be deemed to have been waived by Owner unless such waiver shall be set forth in a written instrument executed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the aggregate of all Fixed Rent and additional rent then due under this Lease shall be deemed to be other than on account of the first accruing of all such items of Fixed Rent and additional rent then due, no endorsement or statement on any check and no letter accompanying any check or other rent payment in any such lesser amount and no acceptance of any such check or other such payment by Owner shall constitute an accord and satisfaction, and Owner may accept any such check or payment without prejudice to Owner's right to recover the balance of such rent or to pur sue any other legal remedy.

                                  ARTICLE 25

                        MUTUAL WAIVER OF TRIAL BY JURY
                        ------------------------------

         Section 25.01. Owner and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by Owner or Tenant against the other on any matter whatsoever arising out of or in any way connected with this Lease, the relationship of landlord and tenant, the use or occupancy of the Demised Premises by Tenant or any person claiming through or under Tenant, any claim of injury or damage, and any emergency or other statutory remedy; however, the foregoing waiver shall not apply to any action for personal injury or property damage. The provisions of the foregoing sentence shall survive the expiration or any sooner termination of the Demised Term. If Owner commences any summary proceeding, or any other proceeding of like import, Tenant agrees: (i) not to interpose any counterclaim of whatever nature or description in any such summary proceeding, or any other proceeding of like import, unless failure to interpose such counterclaim would preclude Tenant from asserting such claim in a separate action or proceeding; and (ii) not to seek to remove to another court or jurisdiction or consolidate any such summary proceeding, or other proceeding of like import, with any action or proceeding which may have been, or will be, brought by Tenant. In the event that Tenant shall breach any of its obligations set forth in the immediately preceding sentence, Tenant agrees (a) to pay all of Owner's reasonable attorneys' fees and disbursements in connection with Owner's enforcement of such obligations of Tenant and (b) in all events, to pay all accrued, present and future Fixed Rent and increases therein and additional rent payable pursuant to the provisions of this Lease.



                                  ARTICLE 26

                             INABILITY TO PERFORM
                             --------------------

         Section 26.01. If, by reason of strikes or other labor disputes, fire or other casualty (or reasonable delays in adjustment of insurance), accidents, any Legal Requirements, any orders of any Governmental Authority or any other cause beyond Owner's reasonable control, whether or not such other cause shall be similar in nature to those hereinbefore enumerated, Owner is unable to furnish or is delayed in furnishing any utility or service required to be furnished by Owner under the provisions of Article 29 or any other Article of this Lease or any collateral instrument, or is unable to perform or make or is delayed in performing or making any installations, dec orations, repairs, alterations, additions or improvements, whether or not required to be performed or made under this Lease or under any collateral instrument, or is unable to fulfill or is delayed in fulfilling any of Owner's other obligations under this Lease or any collateral instrument, no such inability or delay shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise. Owner agrees to employ reasonable diligence to eliminate the cause of any inability or delay referred to in this Section, including, where necessary, the employment of labor at overtime or other premium pay rates; it is understood and agreed, however, that the foregoing provisions of this sentence shall not apply in the event of any strike or other labor dispute.


                                  ARTICLE 27

                                    NOTICES
                                    -------

         Section 27.01. Except as otherwise expressly provided in this Lease, any bills, statements, notices, demands, requests or other communications given or required to be given under this Lease shall be effective only if rendered or given in writing, sent by registered or certified mail (return receipt requested optional), or by nationally recognized overnight courier addressed as follows:

                        (a)     To Tenant (i) at Tenant's address set forth in
                                ---------
this Lease if mailed prior to Tenant's taking possession of the Demised Premises, or (ii) at the Building if mailed subsequent to Tenant's taking possession of the Demised Premises, or (iii) at any place where Tenant or any agent or officer of Tenant may be found if mailed subsequent to Tenant's vacating, deserting, abandoning or surrendering the Demised Premises, and, with the exception of bills and statements a copy to Skadden Arps, Slate, Meagher & Flom, 4 Times Square, New York, New York 10036, Attention: Richard Kalikow, Esq; or

                        (b)     To Owner at Owner's address set forth in this
                                --------
Lease, with a copy to Goldfarb & Fleece, 345 Park Avenue, New York, New York 10154, Attention: Partner-in-Charge, Rudin Management, or

                        (c) addressed to such other address as either Owner or Tenant may designate as its new address for such purpose by notice given to the other in accordance with the provisions of this Section. Any such bill, statement, notice, demand, request or other communication shall be deemed to have been rendered or given on the date when it shall have been mailed as provided in this Section.

Nothing contained in this Section 27.01 shall preclude, limit or modify Owner's service of any notice, statement, demand or other communication in the manner required by law, including, but not limited to, any demand for rent under
Article 7 of the New York Real Property Actions and Proceedings Law or any successor laws of like import.

                                  ARTICLE 28

                              PARTNERSHIP TENANT
                              ------------------

               Section 28.01. If Tenant is a partnership or professional corporation (or is comprised of two (2) or more persons, individually and as co-partners of a partnership or shareholders of a professional corporation (or if Tenant's interest in this Lease shall be assigned to a partnership or professional corporation (or to two (2) or more persons, individually and as co-partners of a partnership or shareholders of a professional corporation) pursuant to Article 11 (any such partnership, professional corporation, and such persons are referred to in this Section as "Partnership Tenant"), the following
                                            ------------------
provisions of this Section shall apply to such Partnership Tenant: (i) the liability of each of the persons comprising Partnership Tenant shall be joint and several, individually and as a partner or shareholder, with respect to all obligations of the Tenant under this Lease whether or not such obligations arose prior to, during, or after any period when any party comprising Partnership Tenant was a shareholder of Partnership Tenant, and (ii) each of the persons comprising Partnership Tenant, whether or not such person shall be one of the persons comprising Tenant at the time in question, hereby consents in advance to, and agrees to be bound by, any written instrument which may hereafter be executed, changing, modifying or discharging this Lease, in whole or in part, or surrendering all or any part of the Demised Premises to Owner, and by any notices, demands, requests or other communications which may hereafter be given by Partnership Tenant or by any of the persons comprising Partnership Tenant, and (iii) any bills, statements, notices, demands, requests or other communications given or rendered to Partnership Tenant or to any of the persons comprising Partnership Tenant shall be deemed given or rendered to Partnership Tenant and to all such persons and shall be binding upon Partnership Tenant and all such persons, and (iv) if Partnership Tenant shall admit new partners or shareholders, all of such new partners or shareholders, as the case may be, shall, by their admission to Partnership Tenant, be deemed to have assumed performance of all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed, and shall be liable for such performance, together with all other parties, jointly or severally, individually and as a partner or shareholder, whether or not the obligation to comply with such terms, covenants or conditions arose prior to, during or after any period when any party comprising Partnership Tenant was a member or shareholder of Partnership Tenant and (v) Partnership Tenant shall give prompt notice to Owner of the admission of any such new partners, or shareholders, as the case may be, and, upon demand of Owner, shall cause each such new partner or shareholder to execute and deliver to Owner an agreement, in form reasonably satisfactory to Owner, wherein each such new partner or shareholder shall so assume performance of all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed whether or not the obligation to comply with such terms, covenants or conditions arose prior to, during or after any period when any party comprising Partnership Tenant was a shareholder of Partnership Tenant (but neither Owner's failure to request any such agreement nor the failure of any such new partner or shareholder to execute or deliver any such agreement to Owner shall vitiate the provisions of subdivision (iv) or any other provision of this Section).

                                  ARTICLE 29

                            UTILITIES AND SERVICES
                            ----------------------

               Section 29.01. Elevators: During the Demised Term, Owner, at
                              ---------
Owner's expense, shall furnish necessary passenger elevator facilities on business days (as defined in Section 31.01) from 8:00 A.M. to 6:00 P.M. and on Saturdays from 8:00 A.M. to 1:00 P.M. and shall have a passenger elevator subject to call at all other times. Tenant shall be entitled to the non-exclusive use of the freight elevator in common with other tenants and occupants of the Building from 8:00 A.M. to 6:00 P.M. on business days, subject to such reasonable rules as Owner may adopt for the use of the freight elevator. At any time or times all or any of the elevators in the Building may, at Owner's option, be automatic elevators, and Owner shall not be required to furnish any operator service for automatic elevators. If Owner shall, at any time, elect to furnish operator service for any automatic elevators, Owner shall have the right to discontinue furnishing such service with the same effect as if Owner had never elected to furnish such service. Subject to the provisions of this Lease, during the Demised Term (i) Owner shall maintain at least the same quality of elevator service to the Demised Premises as is being provided as of the date of this Lease and (ii) Owner agrees that the thirteenth (13/th/) floor of the Building shall remain a "cross over" floor for the Building.

               Section 29.02. Heating, Ventilating and Air Conditioning: During
                              -----------------------------------------
the Demised Term, Owner, at Owner's expense, shall furnish and distribute to the Demised Premises through the Building heating, ventilating and air conditioning (referred to as "HVAC") system, when required for the comfortable occupancy of
                 ----
the Demised Premises, heated, cooled and outside air, at reasonable temperatures, pressures and degrees of humidity and in reasonable volumes and velocities on a year-round basis, on business days from 7:00 A.M. to 7:00 P.M. and on Saturdays from 7:00 A.M. to 2:00 P.M. Tenant understands, however, that the equipment which will be employed in distributing cooled and outside air will be connected to Tenant's electric meter and Tenant shall be responsible for payment of all electricity consumed by such equipment. Notwithstanding the foregoing provisions of this Section, Owner shall not be responsible if the normal operation of the Building HVAC system shall fail to provide conditioned air at reasonable temperatures, pressures or degrees of humidity or in reasonable volumes or velocities in any portions of the Demised Premises (a) which, by reason of any machinery or equipment installed by or on behalf of Tenant or any person claiming through or under Tenant, shall have an electrical load in excess of three and one-half (3 1/2) demand watts per square foot of usable area for all purposes (including lighting and power), or which shall have a human occupancy factor in excess of one person per 100 square feet of usable area (the average electrical load and human occupancy factors for which the Building HVAC system is designed) or (b) because of any rearrangement of partitioning or other Alterations made or performed by or on behalf of Tenant or any person claiming through or under Tenant. Whenever said HVAC system is in operation, Tenant agrees to cause all the windows in the Demised Premises to be kept closed and to cause the venetian blinds in the Demised Premises to be kept closed if necessary because of the position of the sun. Tenant agrees to cause all the windows in the Demised Premises to be closed whenever the Demised Premises are not occupied. Tenant shall cooperate fully with Owner at all times and abide by all regulations and requirements which Owner may reasonably prescribe for the proper functioning and protection of the HVAC system. In addition to any and all other rights and remedies which Owner may invoke for a violation or breach of any of the foregoing provisions of this Section, Owner may discontinue furnishing services under this Section during the period of such violation or breach, and such discontinuance shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner, or its agents, by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise.

               Section 29.03. Cleaning:  A.  During the Demised Term, and
                              --------
provided Tenant shall keep the Demised Premises in order, Owner, at Owner's expense, shall cause the office areas of the Demised Premises other than the Basement Space to be cleaned substantially in accordance with the standards set forth in Schedule B, all of the terms, covenants and conditions of which are incorporated in this Lease by reference and shall be deemed a part of this Lease, as though fully set forth in the body of this Lease and shall cause Tenant's ordinary office waste paper refuse to be removed. Tenant shall cooperate with any waste and garbage recycling program of the Building and shall comply with all reasonable rules and regulations of Owner with respect thereto. Tenant acknowledges that Owner's obligation to cause the office areas of the Demised Premises to be cleaned excludes any portion of the Demised Premises not used as office areas (e.g., storage, mail and computer areas, and areas used for the storage, preparation, service or consumption of food or beverages). Tenant shall pay Owner at Building standard rates (which rates, in the event that a company affiliated with Owner provides such services, shall be competitive with such rates for Class A office buildings in the mid-town Manhattan vicinity) or, if there are no such rates, at reasonable rates, for the removal of any of Tenant's refuse or rubbish, other than ordinary office waste paper refuse, from the Building, and Tenant, at Tenant's expense, shall cause all portions of the Demised Premises used for the storage, preparation, service or consumption of food or beverages to be cleaned daily in a manner satisfactory to Owner, and to be exterminated against infestation by vermin, roaches or rodents regularly and, in addition, whenever there shall be evidence of any infestation.

                              B.   Tenant acknowledges and is aware that the
cleaning services required to be furnished by Owner pursuant to this Section may be furnished by a contractor or contractors employed by Owner and agrees that Owner shall not be deemed in default of any of its obligations under this
Section 29.03 unless such
default shall continue for an unreasonable period of time after notice from Tenant to Owner setting forth the specific nature of such default. In the event that Tenant is dissatisfied with the cleaning services furnished by Owner pursuant to the provisions of this Section, Owner agrees to meet with Tenant and, if necessary, representatives of Owner's cleaning contractor to attempt to resolve the causes of Tenant's dissatisfaction. In the event that the parties are unable to resolve the causes of Tenant's dissatisfaction, Owner agrees, upon request of Tenant, to solicit bids from new cleaning services and award the Building's cleaning contract to a new cleaning service reasonably acceptable to both Owner and Tenant. In no event, however, shall Owner be required to change the Building's cleaning service more than once in any two (2) year period by reason of the provisions of the previous sentence.

                              C.   Notwithstanding the provisions of Subsection
A of this Section, Tenant shall have the option to contract independently for the removal of such other refuse and rubbish and for office cleaning services in addition to those furnished by Owner. In the event Tenant exercises such option, the removal of such other refuse and rubbish and the furnishing of office cleaning services to Tenant by persons other than Owner and its contractors shall be performed in accordance with such regulations and requirements as, in Owner's reasonable judgment, are necessary for the proper operation of the Building, and Tenant agrees that Tenant will not permit any person to enter the Demised Premises or the Building for such purposes, or for the purpose of providing extermination services required to be performed by Tenant pursuant to Subsection A of this Section, other than persons first approved by Owner, such approval not unreasonably to be withheld or delayed.

               Section 29.04. Electricity:   A.   Tenant shall make arrangements
                              -----------
to supply all electricity in the Demised Premises, including, but not limited to, electricity to serve the air conditioning and ventilating equipment installed in the Demised Premises by contracting directly with the public utility corporation furnishing electricity to the Building and shall pay said utility corporation for all current consumed in or about the Demised Premises.

                              B.   If either the quantity or character of
electrical service is changed by the public utility corporation supplying electrical service to the Building or is no longer available or suitable for Tenant's requirements, no such change, unavailability or unsuitability shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution or rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner, or its agents, by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business or otherwise.

                              C.   Owner represents that the electrical feeder
or riser capacity serving the Demised Premises on the Commencement Date shall be adequate to serve the lighting fixtures and electrical receptacles and HVAC equipment installed in the Demised Premises on the Commencement Date. Owner shall provide an average of six (6) watts per usable square foot of electrical energy demand load in the Demised Premises throughout the Demised Term, other than during any period it is prohibited from doing so by Legal Requirements (including, but not limited to, the New York Energy Construction Code), in which event the reference to "six (6)" set forth herein shall during such period be decreased to a maximum average number of watts per usable square foot which is permitted by Legal Requirements. Any additional feeders or risers to supply Tenant's additional electrical requirements, and all other equipment proper and necessary in connection with such feeders or risers, shall be installed by Owner upon Tenant's request, at the sole cost and expense of Tenant, provided that, in Owner's reasonable judgment, such additional feeders or risers are necessary and are permissible under applicable laws and insurance regulations and the installation of such feeders or risers will not cause permanent damage or injury to the Building or the Demised Premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations or repairs to, interfere with, or disturb, other tenants or occupants of the Building. Tenant covenants that at no time shall the use of electrical energy in the Demised Premises exceed the capacity of the existing feeders or wiring installations then serving the Demised Premises.

                              D.   Notwithstanding anything to the contrary set
forth in this Lease, any sums payable or granted in any way by the public utility corporation supplying electricity to the Building resulting from the installation in the Demised Premises of energy efficient lamping, special supplemental heating, ventilation and air conditioning systems or any other Alterations, which sums are paid or given by way of rebate, direct payment, credit or otherwise, shall be and remain the property of Owner, and Tenant shall not be entitled to any portion thereof, unless such lamping, supplemental heating, ventilation and air conditioning systems or other Alterations were installed by Tenant, solely at Tenant's expense. Nothing contained in the foregoing sentence, however, shall be deemed to obligate Owner to supply or install in the Demised Premises any such lamping, supplemental heating, ventilation and air conditioning systems or other Alterations.

               Section 29.05. Water: If Tenant requires, uses or consumes water
                              -----
for any purpose in addition to ordinary lavatory, cleaning and drinking purposes, Owner may install a hot water meter and a cold water meter and thereby measure Tenant's consumption of water for all purposes. Tenant shall pay to Owner the cost of any such meters and their installation, and Tenant shall keep any such meters and any such installation equipment in good working order and repair, at Tenant's cost and expense. Tenant agrees to pay for water consumed as shown on said meters, and sewer charges, taxes and any other governmental charges thereon, as and when bills are rendered. In addition to any sums required to be paid by Tenant for hot water consumed and sewer charges, taxes and any other governmental charges thereon under the foregoing provisions of this Section, Tenant agrees to pay to Owner a reasonable charge, for the heating of said hot water. For the purposes of determining the amount of any sums required to be paid by Tenant under this Section, all hot and cold water consumed during any period when said meters are not in good working order shall be deemed to have been consumed at the rate of consumption of such water during the most comparable period when such meters were in good working order.

               Section 29.06. Overtime Periods:  A.  The Fixed Rent does not
                              ----------------
reflect or include any charge to Tenant for the furnishing or distributing of any elevator facilities or HVAC services to the Demised Premises during periods (referred to as "Overtime Periods") other than the hours and days set forth
                 ----------------
above in this Article for the furnishing and distributing of such services. Accordingly, if Owner shall furnish any such elevator facilities or HVAC services to the Demised Premises at the request of Tenant during Overtime Periods, Tenant shall pay Owner for such services at the standard rates then fixed by Owner for the Building or, if no such rates are then fixed, at reasonable rates provided that such rates shall not exceed the rates charged by Owner to any other tenant of the Building. Owner shall not be required to furnish any such services during Overtime Periods, unless Owner has received reasonable advance notice of not less than four (4) hours provided however that such request shall be given by Tenant to Owner between 7:00 A.M. and 6:00 P.M. on business days and between 7:00 A.M. to 1:00 P.M. on Saturdays from Tenant requesting such services. If Tenant fails to give Owner reasonable advance notice requesting such services during any Overtime Periods, then, whether or not the Demised Premises are habitable during such Overtime Periods, failure by Owner to furnish or distribute any such services during such Overtime Periods shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business or otherwise.

                              B.   Owner and Tenant agree that as of the date of
this Lease; (i) the hourly rate of providing overtime conditioned air is THIRTY-NINE AND 00/100 ($39.00) DOLLARS per floor; (ii) the hourly rate for providing overtime heat is SEVENTY-TWO AND 00/100 ($72.00) DOLLARS per floor and (iii) the hourly rate for providing overtime elevator service is SIXTY-FIVE ($65.00) DOLLARS per freight elevator. The aforementioned hourly rates for providing conditioned air, heat and elevator service shall be increased from time to time, on the basis of actual increases in the cost to Owner of the various components thereof over the cost to Owner of such components in effect as of the date of this Lease. Subject to union requirements, there is a four (4) hour minimum for Tenant's request for overtime conditioned air or heat unless such overtime conditioned air or heat is requested for the period immediately following the normal operating hours set forth in Section 29.02 in which event there is a one
(1) hour minimum.

                              C.   Owner agrees that Tenant shall not be
required to pay for Tenant's use of the freight elevator for Tenant's initial move into the Demised Premises during four (4) weekends to be designated by Tenant upon at least ten (10) days prior notice to Owner. For purposes of the preceding sentence, a weekend shall mean from 5:00 P.M. Friday to 12:00 midnight on Sunday.

               Section 29.07. Owner's Right to Stop Service: Owner reserves the
                              -----------------------------
right to stop the service of the HVAC, elevator, plumbing, electrical or other mechanical systems or facilities in the Building when necessary by reason of accident or emergency, or for repairs, alterations, replacements or improvements, which, in the judgment of Owner are desirable or necessary, until said repairs, alterations, replacements or improvements shall have been completed. The exercise of such right by Owner shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise. Owner shall employ reasonable diligence in attempting to restore the operation of such system or facilities including, where necessary, the employment of labor at overtime or other premium pay rates. Except in cases of emergency, Owner (i) agrees to give Tenant reasonable advance notice of any such stoppage, (ii) shall coordinate any such stoppage with Tenant In an attempt to minimize interference with Tenant's normal business operations and (iii) shall endeavor to schedule such stoppage only on those weekends or week nights upon which Owner and Tenant shall reasonably agree. If (i) by reason of an occurrence, other than such occurrences as are contemplated in Articles 9 and 10, which is an insured risk under any insurance policy carried by Owner (Owner covenants to maintain such insurance policy provided it is available at commercially reasonable rates), all or any portion of the Demised Premises is rendered untenantable for a period or more than ten (10) consecutive business days, and (ii) Owner is reimbursed under such policy for its loss of rent by reason of the rent abatement hereafter provided, the Fixed Rent and any increases therein allocable to such portion of the Demised Premises shall be abated for the period from the end of such ten (10) day period to and including the day immediately preceding the date upon which Tenant is able to use such portion of the Demised Premises. Owner agrees to use reasonable diligence to maintain a Boiler and Machinery insurance policy with business interruption covering throughout the Demised Term. Owner agrees to use reasonable diligence in making any repairs, alterations, replacements or improvements under the provisions of this Section 29.07, including, where necessary, the employment of labor at overtime or other premium pay rates.

               Section 29.08. Tenant's Existing and Additional Supplemental A/C
                              -------------------------------------------------
Unit/Cooling Tower:
------------------

                              A.   (1)  Supplementing the provisions of Section
29.05, as of the date of this Lease, there are separate air conditioning systems serving the Additional Space as follows: (a) 98.6 tons on the 4/th/ floor; (b) 66 tons on the 5/th/ floor; (c) 1.44 tons on the 6/th/ floor; (d) 8.19 tons on the 7/th/ floor; and (e) 6.46 tons on the 8/th/ floor (referred to collectively herein as "Tenant's Existing Supplemental A/C Units") which are currently hooked
           ----------------------------------------
up to the Building cooling tower and associated piping (referred to herein as the "Cooling Tower"). The provisions of this Section 29.08.A shall apply to
     -------------
Tenant's Existing Supplemental A/C Units and the provisions of Section 29.08.B shall apply to any other separate air conditioning system serving all or any part of the Demised Premises installed by or on behalf of Tenant in accordance with the provisions of this Lease. Owner agrees, subject to the provisions of
Article 26, Section 29.07 and this Section, to supply condenser water to Tenant's Existing Supplemental A/C Units and accordingly Tenant agrees that subject to any increases thereof pursuant to subdivision (2) of this Subsection A, from and after the Additional Space Commencement Date the Fixed Rent shall be increased per annum by the product of (x) FOUR HUNDRED FIFTY and 00/100 ($450.00) DOLLARS multiplied by (y) 300, the total number of tons (including fractions of a ton) of Tenant's Existing Supplemental A/C Units and Tenant's Additional Supplemental A/C Units (hereinafter referred to) which Tenant shall be entitled to connect (referred to herein as the "Tenant's Additional Space
                                                   -------------------------
Cooling Tower Charge"). Tenant shall not be required to pay a "hookup" charge
--------------------
for Tenant's Existing Supplemental A/C Units.

                                   (2)  If the regular hourly wage rate of
operating engineers employed in the Building shall be increased in any Escalation Year (as defined in Article 23) over the rate in effect on January 1, 2000, the Fixed Rent for such Escalation Year shall be increased by a sum equal to that proportion of Tenant's Additional Space Cooling Tower Use Charge, which such increase in said hourly wage rate bears to the hourly wage rate in effect on January 1, 2000. The increase in Fixed Rent for any Escalation Year pursuant to the provisions of the immediately preceding sentence shall be shown on the Owner's Operating Expense Statement with respect to such Escalation Year rendered by Owner pursuant to the provisions of said Article 23, and shall be payable by Tenant as if it were an increase in the Fixed Rent pursuant to the provisions of said Article 23.

                                   (3)  Tenant's Existing Supplemental A/C Units
shall be repaired and maintained by Tenant, at Tenant's cost and expense.

                                    B.  (1)  Supplementing the provisions of
Section 29.05 and Section 29.08.A., in the event (a) any additional separate air conditioning system to serve the Demised Premises are hereafter installed by or on behalf of Tenant in accordance with the provisions of this Lease (referred to herein as "Tenant's Additional Supplemental A/C Units"), (b) Tenant requests
           ------------------------------------------
that such Units be hooked up to the Cooling Tower, and (c) Owner consents to such hookup, then, in those events, Owner agrees, subject to the provisions of
Article 26 and Section 29.07, to supply condenser water to Tenant's Additional Supplemental A/C Units and Tenant agrees that Tenant shall pay to Owner, upon demand, the sum of SEVEN HUNDRED and 00/100 ($700.00) DOLLARS per ton multiplied by the number of tons of any such Tenant's Additional Supplemental A/C Units so hooked up as a one time hook up fee (subject to any increases in such per ton charge based upon increases in Owner's hook up costs above the costs in effect on the date of this Lease).

                                        (2)  If the regular hourly wage rate of
operating engineers employed in the Building shall be increased in any Escalation Year over the rate in effect on January 1, 2000, the Fixed Rent for such Escalation Year shall be increased by a sum equal to that proportion of Tenant's Additional Cooling Tower Use Charge which such increase in said hourly wage rate bears to the hourly wage rate in effect on January 1, 2000. The increase in Fixed Rent for any Escalation Year pursuant to the provisions of the immediately preceding sentence shall be shown on the Owner's Operating Expense Statement with respect to such Escalation Year rendered by Owner pursuant to the provisions of said Article 23, and shall be payable by Tenant as if it were an increase in the Fixed Rent pursuant to the provisions of said Article 23.

                                        (3)  Any increase in Fixed Rent for
Tenant's Additional Cooling Tower Use Charge for any Tenant's Additional Supplemental A/C Unit on any additional space leased by Tenant pursuant to this Lease other than floors 2-10, shall be effective as of the date such Tenant's Additional Supplemental A/C Unit is hooked up to the Cooling Tower and shall be retroactive to such date if necessary.

                                        (4)  Tenant's Additional Supplemental
A/C Unit shall be repaired and maintained by Tenant, at Tenant's cost and expense.

                                   C.   Owner agrees that Tenant shall be
entitled to connect (i) a total of 300 tons in the aggregate of Tenant's Existing and Additional Supplemental A/C Units with respect to the original Demised Premises (i.e. second (2/nd/) through tenth (10/th/) floors and Basement Space) with such 300 tons to include the tonnage already used by Tenant's Existing Supplemental A/C Units, and (ii) up to an additional 15 tons of Supplemental A/C Units for each full floor in addition to the original Demised Premises which Tenant may add to the Demised Premises pursuant to the provisions of this Lease provided for each such full floor, Tenant notifies Owner by the date six (6) months next following the date upon which Tenant exercises its right to lease such floor that it wishes to make such connection, time being of the essence and the Fixed Rent reserved in this Lease and Tenant's Additional Space Cooling Tower Charge shall be further increased per annum by a sum equal to (x) FOUR HUNDRED FIFTY and 00/100 ($450) DOLLARS multiplied by (xx) the number of tons of Tenant's Additional Supplemental A/C Units for such full floor, subject to any increases therein as provided herein.

                  Section 29.09. Owner represents and covenants that the HVAC system was designed in accordance and compliance with the New York City Building Code and that the HVAC system shall, throughout the term of this Lease, achieve the recommended minimum ventilation rate set forth in Table 2 of the 62-1989 Standard (Ventilation for acceptable Indoor Air Quality) of the American Society of Heating, Refrigeration and Air Conditioning Engineers Inc. (the "ASHRAE Standard") and that (to the extent the HVAC system has the capability with no obligation of Owner to increase such capability) the HVAC system shall be operated in accordance with the then current ASHRAE Standard. Notwithstanding the foregoing, Owner shall not be liable to Tenant if the HVAC system fails to comply with the requirements of the preceding sentence if such failure is the result of any act, omission or negligence of Tenant (including, but not limited to, Tenant's Alterations or Tenant's manner of use of the Demised Premises in contradistinction to mere use in accordance with the provisions of Section 2.01) or the result of Owner's compliance with any Legal Requirement.

                  Section 29.10. Owner represents that it shall operate the Building as a first class office building similar to the operation of other first class office buildings in New York City with comparable rental rates.

                                  ARTICLE 30

                            TABLE OF CONTENTS, ETC.
                            ----------------------

                  Section 30.01.   Table of Contents/Captions: The Table of
                                   --------------------------
Contents and the captions following the Articles and Sections of this Lease have been inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provision of this Lease.

                                  ARTICLE 31

     MISCELLANEOUS DEFINITIONS, SEVERABILITY AND INTERPRETATION PROVISIONS
     ---------------------------------------------------------------------

                  Section 31.01.   The term "business days" as used in this
                                             -------------
Lease shall exclude Saturdays, Sundays and holidays, the term "Saturdays" as
                                                               ---------
used in this Lease shall exclude holidays and the term "holidays" as used in
                                                        --------
this Lease shall mean all days observed as legal holidays by either the New York State Government or the Federal Government.

                  Section 31.02.   The terms "Person" and "persons" as used in
                                              ------       -------
this Lease shall be deemed to include natural persons, firms, corporations, associations and any other private or public entities, whether any of the foregoing are acting on their own behalf or in a representative capacity.

                  Section 31.03.   The term "prime rate" shall mean the rate of
                                             ----------
interest announced publicly by Chemical Bank, or its successor, from time to time, as Chase Manhattan Bank's or such successor's base rate, or if there is no such base rate, then the rate of interest charged by Chase Manhattan Bank or its successor to its most credit worthy customers on commercial loans having a ninety (90) day duration.

                  Section 31.04. If any term, covenant or condition of this Lease or any application thereof shall be invalid or unenforceable, the remainder of this Lease and any other application of such term, covenant or condition shall not be affected thereby.

                  Section 31.05. This Lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Lease to be drafted. In the event of any action, suit, dispute or proceeding affecting the terms of this Lease, no weight shall be given to any deletions or striking out of any of the terms of this Lease contained in any draft of this Lease and no such deletion or strike out shall be entered into evidence in any such action, suit or dispute or proceeding given any weight therein.

                                  ARTICLE 32

                              ADJACENT EXCAVATION
                              -------------------

                  Section 32.01. If an excavation shall be made upon land adjacent to the Real Property, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation license to enter upon the Demised Premises for the purpose of doing such work as said person shall deem necessary to preserve the walls and other portions of the Building from injury or damage and to support the same by proper foundations and no such entry shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner or said person.

                                  ARTICLE 33

                                BUILDING RULES

                  Section 33.01. Tenant shall observe faithfully, and comply strictly with, and shall not permit the violation of, the Building Rules set forth in Schedule A annexed to and made a part of this Lease and such additional reasonable Building Rules as Owner may, from time to time, adopt. All of the terms, covenants and conditions of Schedule A are incorporated in this Lease by reference and shall be deemed part of this Lease as though fully set forth in the body of this Lease. The term "Building Rules" as used in this Lease shall
                                  --------------
include those set forth in Schedule A and those hereafter made or adopted as provided in this Section. In case Tenant disputes the reasonableness of any additional Building Rule hereafter adopted by Owner, the parties hereto agree to submit the question of the reasonableness of such Building Rule for decision to the Chairman of the Board of Directors of the Management Division of the Real Estate Board of New York, Inc., or its successor (the "Chairman"), or to such
                                                       --------
impartial person or persons as the Chairman may designate, whose determination shall be final and conclusive upon Owner and Tenant. Tenant's right to dispute the reasonableness of any additional Building Rule shall be deemed waived unless asserted by service of a notice upon Owner within thirty (30) days after the date upon which Owner shall give notice to Tenant of the adoption of any such additional Building Rule. Owner shall have no duty or obligation to enforce any Building Rule, or any term, covenant or condition of any other lease, against any other tenant or occupant of the Building, and Owner's failure or refusal to enforce any Building Rule or any term, covenant or condition of any other lease against any other tenant or occupant of the Building shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise. Any Building rule not enforced generally against other tenants of the Building shall not be enforced against Tenant.

                                  ARTICLE 34

                                    BROKER
                                    ------

                  Section 34.01. Tenant represents and warrants to Owner that CUSHMAN & WAKEFIELD, INC., ("Broker") is the sole broker with whom Tenant has negotiated or otherwise dealt with in connection with the Demised Premises or in bringing about this Lease. Owner agrees to pay the Broker a brokerage commission pursuant to the provisions of a separate agreement between Owner and Broker. Tenant shall indemnify Owner from all loss, cost, liability, damage and expenses, including, but not limited to, reasonable counsel fees and disbursements, arising from any breach of the foregoing representation and warranty.

                                  ARTICLE 35

                             INTENTIONALLY DELETED
                             ---------------------

                                  ARTICLE 36

                               ARBITRATION, ETC.
                               ----------------

                  Section 36.01. Any dispute (i) with respect to the reasonability of any failure or refusal of Owner to grant its consent or approval to any request for such consent or approval pursuant to the provisions of Sections 3.01 or 11.03 with respect to which request Owner has agreed, in such Sections, not unreasonably to withhold such consent or approval, or (ii) arising out of the application of the Operating Expenses provisions of Article 23, which is submitted to arbitration shall be finally determined by arbitration in the City of New York in accordance with the following provisions of this
Section 36.01. Within five (5) business days next following the giving of any notice by either party to the other stating that it wishes such dispute to be so determined, Owner and Tenant shall each give notice to the other setting forth the name and address of an arbitrator designated by the party giving such notice. If either party shall fail to give notice of such designation within five (5) business days, the arbitrator chosen by the other side shall make the determination alone. The two arbitrators shall designate a third arbitrator. If the two arbitrators shall fail to agree upon the designation of a third arbitrator within five (5) business days after the designation of the second arbitrator, then either party may apply to the Supreme Court of the State of New York or to any other court having jurisdiction, for the designation of such arbitrator. All arbitrators shall be persons who shall have had at least ten (10) years continuous experience in the business of appraising or managing real estate or acting as a real estate agent or brokers in the Borough of Manhattan, except in the event of arbitration of a dispute under Section 3.02 such arbitrators shall be persons who are licensed architects in the State of New York and who shall have at least ten (10) years continuous experience as architects in the Borough of Manhattan. The three arbitrators shall conduct such hearings as they deem appropriate, making their determination in writing and giving notice to Owner and Tenant of their determination as soon as practicable, and if possible, within five (5) business days after the designation of the third arbitrator; the concurrence of any two (2) of said arbitrators shall be binding upon Owner and Tenant, or, in the event no two (2) of the arbitrators shall render a concurrent determination, then the determination of the third arbitrator designated shall be binding upon Owner and Tenant. Any such determination shall be final and binding upon the parties, whether or not a judgment shall be entered in any court. In making their determination, the arbitrators shall not subtract from, add to, or otherwise modify any of the provisions of this Lease. Owner and Tenant may, at their own expense, be represented by counsel and employ expert witnesses in any such arbitration. Any dispute with respect to the reasonability of any failure or refusal of Owner to grant its consent or approval to any request for such consent or approval pursuant to any of the provisions of this Lease (other than Sections 3.01 and 11.03) with respect to which Owner has covenanted not unreasonably to with hold such consent or approval, and any dispute arising with respect to the increases in Fixed Rent due to the provisions of Section 23.02 shall be determined by applicable legal proceedings. If the determination of any such legal proceedings, or of any arbitration held pursuant to the provisions of this Section with respect to disputes arising under Sections 3.01 and 11.03 or the Operating Expense provisions of Article 23, shall be adverse to Owner, Owner shall be deemed to have granted the requested consent or approval, or be bound by any determination as to Taxes and Operating Expenses and the increases in Fixed Rent relating thereto, but that shall be Tenant's sole remedy in such event and Owner shall not be liable to Tenant for a breach of Owner's covenant not unreasonably to withhold such consent or approval, or otherwise. Each party shall pay its own counsel and expert witness fees and expenses, if any, in connection with any arbitration held pursuant to the provisions of this Section and the parties will share all other expenses and fees of any such arbitration.

                                  ARTICLE 37

                                 PARTIES BOUND
                                 -------------

                  Section 37.01. The terms, covenants and conditions contained in this Lease shall bind and inure to the benefit of Owner and Tenant and, except as otherwise provided in this Lease, their respective heirs, distributees, executors, administrators, successors and assigns. However, the obligations of Owner under this Lease shall no longer be binding upon Owner named herein after the sale, assignment or transfer by Owner named herein (or upon any subsequent Owner after the sale, assignment or transfer by such subsequent Owner) of its interest in the Building as owner or lessee, and in the event of any such sale, assignment or transfer, such obligations shall thereafter be binding upon the grantee, assignee or other transferee of such interest, and any such grantee, assignee or transferee, by accepting such interest, shall be deemed to have assumed such obligations. A lease of the entire Building shall be deemed a transfer within the meaning of the foregoing sentence. Neither the partners (direct or indirect) comprising Owner, nor the shareholders (nor any of the partners comprising same), partners, directors or officers of any of the foregoing (collectively, the "Owner's Parties") shall be
                                                     ---------------
liable for the performance of Owner's obligations under this Lease. Tenant shall look solely to Owner to enforce Owner's obligations hereunder and shall not seek any damages against any of the Owner's Parties. Notwithstanding anything contained in this Lease to the contrary, Tenant shall look solely to the estate and interest of Owner, its successors and assigns, in the Real Property and Building for the collection or satisfaction of any judgment recovered against Owner based upon the breach by Owner of any of the terms, conditions or covenants of this Lease on the part of Owner to be performed, and no other property or assets of Owner or any of Owner's Parties shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to either this Lease, the relationship of landlord and tenant hereunder, or Tenant's use and occupancy of the Demised Premises.

                                  ARTICLE 38

                               ADDITIONAL SPACE
                               ----------------

                  Section 38.01.   A.   The entire third (3/rd/), fourth
(4/th/), fifth (5/th/), sixth (6/th/), seventh (7/th/), eighth (8/th/), ninth (9/th/) and tenth (10/th/) floors and a portion of the basement of the Building, indicated by outlining and diagonal markings on the floor plan initialed by the parties, annexed hereto as Exhibit 1, are referred to as the "Additional Space".
                                                              ----------------
Owner hereby leases to Tenant and Tenant hereby hires from Owner the Additional Space, upon all the then executory terms, covenants and conditions contained in this Lease (including, but not limited to, the definitions of Base Operating Expenses set forth in Section 23.01, and Owner's Basic Tax Liability set forth in Section 23.01), except as otherwise provided in this Article, for a term to commence, subject to the provisions of Subsections B and C of this Section 38.01 on September 1, 2001(the date upon which the Demised Term applicable to the Additional Space shall commence is hereinafter referred to as the "Additional
                                                                   ----------
Space Commencement Date") and to end on the Expiration Date, unless sooner
-----------------------
terminated pursuant to any of the terms, covenants or conditions of this Lease or pursuant to law. The basement portion of the Additional Space is referred to as the "Basement Space" and the remainder of the Additional Space is sometimes
        --------------
referred to herein as the "Remainder Space".
                           ---------------

                                   B.   Tenant acknowledges that Owner has
advised Tenant that the Additional Space is presently affected by a letting agreement with Bank of America (referred to as the "Present Occupant") for a
                                                    ----------------
term to expire on August 31, 2001 unless sooner terminated pursuant to any of the terms, covenants or conditions of the lease with the Present Occupant or pursuant to law. Notwithstanding anything to the contrary contained in this Lease, if Tenant shall fail to deliver to Owner Tenant's Additional Demolition Plans (as hereinafter defined) which shall be entitled to meet with Owner's approval by July 1, 2001and the Present Occupant does not vacate and surrender the Additional Space to Owner on or prior to August 31, 2001, then (i) the Additional Space Commencement Date shall not occur on September 1, 2001, but shall, instead, occur on the date next following the date that the Present Occupant has vacated and surrendered the Additional Space to Owner, (ii) the Expiration Date shall occur on the date set forth in Section 1.02A, unless sooner terminated pursuant to any of the terms, covenants or conditions of this Lease or pursuant to law, (iii) except as set forth in this sentence, neither the validity of this Lease nor the obligations of Tenant under this Lease shall be affected thereby, (iv) Tenant waives any right under Section 223-a of the Real Property Law of New York or any successor law of like import to rescind this Lease or rescind its obligations with respect to this Lease and (v) except as otherwise provided in Section 38.05 Tenant further waives the right to recover any damages which may result from the failure of Owner to deliver possession of the Additional Space to Tenant on September 1, 2001.

                                   C.   Notwithstanding anything to the contrary
contained in this Lease in the event that Tenant has submitted to Owner Tenant's Additional Demolition Plans which shall be entitled to meet with Owner's approval on or prior to July 1, 2001, and Owner has not substantially completed Owner's Additional Work by September 1, 2001 for any reason, including, but not limited to, the failure of the Present Occupant to have vacated the Additional Space in time for Owner to have so substantially completed Owner's Additional Work by such date, then, (i) the Additional Space Commencement Date shall not occur on September 1, 2001 but shall instead occur on the date fixed in a notice by Owner to Tenant not sooner than five (5) days next following the date of the giving of such notice which notice shall state that Owner has, or prior to the commencement date fixed in said notice will have, substantially completed Owner's Additional Work, and (ii) the Expiration Date shall occur on the date set forth in Section 1.02A, unless sooner terminated pursuant to any of the terms, covenants or conditions of this Lease or pursuant to law, (iii) except as set forth in this sentence, neither the validity of this Lease nor the obligations of Tenant under this Lease shall be affected thereby, (iv) Tenant waives any right under Section 223(a) of the Real Property Law of New York or any successor law of like import to rescind this Lease or rescind its obligations with respect to this Lease; and (v) Tenant further waives the right to recover any damages which may result from the failure of Owner to deliver possession of the Additional Space on September 1, 2001.

                    Section 38.02. On the Additional Space Commencement Date this Lease shall be deemed modified as follows:

                         A.   The Demised Premises shall include the Additional
Space (together with all appurtenances, fixtures, improvements, additions and other property attached thereto or installed therein on the Additional Space Commencement Date or at any time during the Demised Term applicable to the Additional Space, other than Tenant's Personal Property), for all purposes of this Lease;

                         B.        (i)       The Fixed Rent shall be increased
                                             by the following annual rental
                                             rates:

                                             1.   SEVEN MILLION FOUR HUNDRED
THIRTY-ONE THOUSAND THREE HUNDRED AND 00/100 ($7,431,300.00) DOLLARS per annum with respect to the period from the Additional Space Commencement Date to and including the last day of the First Rent Period;

                                             2.   EIGHT MILLION TWENTY-FIVE
THOUSAND EIGHT HUNDRED FOUR AND 00/100 ($8,025,804.00) DOLLARS per annum with respect to the Second Rent Period; and

                                             3.   EIGHT MILLION SEVEN HUNDRED
SIXTY-EIGHT THOUSAND NINE HUNDRED THIRTY-FOUR AND 00/100 ($8,768,934.00) DOLLARS per annum with respect to the remainder of the Demised Term.

                                   (ii)      The monthly instalments of the
Fixed Rent shall be increased by the following amounts:

                                             1.   SIX HUNDRED NINETEEN THOUSAND
TWO HUNDRED SEVENTY-FIVE AND 00/100 ($619,275.00) DOLLARS with respect to the period from the Additional Space Commencement Date to and including the last day of the First Rent Period;

                                             2.   SIX HUNDRED SIXTY-EIGHT
THOUSAND EIGHT HUNDRED SEVENTEEN AND 00/100 ($668,817.00) DOLLARS with respect to the Second Rent Period;

                                             3.   SEVEN HUNDRED THIRTY THOUSAND
SEVEN HUNDRED FORTY-FOUR AND 50/100 ($730,744.50) DOLLARS with respect to the remainder of the Demised Term.

                                   (iii)     Notwithstanding anything to the
contrary set forth in this Article, Tenant shall not be required to pay any portion of the increase in the Fixed Rent allocable to the Additional Space set forth in subdivision (i) of this Subsection B with respect to the period ("Additional Space Rent Holiday Period") from the Additional Space Commencement
  ------------------------------------
Date to and including the date 180 days thereafter, but (a) during the Additional Rent Holiday Period Tenant shall otherwise be required to comply with all of the other terms, covenants and conditions of this Lease on Tenant's part to be observed or performed.

                                   (iv)      In the event that the date 181 days
next following the Additional Space Commencement Date shall occur on a date other than the first day of any month, the monthly instalment of the Fixed Rent for the month during which such date shall occur shall be increased pro rata to reflect such increase in the Fixed Rent;

                         C.   The Demised Premises Area set forth in Section
23.01 shall be increased by 151,876 square feet of which 145,376 square feet is allocable to the Remainder Space and 6,500 square feet is allocable to the Basement Space. Notwithstanding anything to the contrary contained herein, Tenant shall not be required to pay increases in Operating Expenses pursuant to the provisions of Section 23.04 with respect to the Basement Space.

                         D.   The parties agree that (i) with respect to the
First Rent Period, ONE HUNDRED SIXTY-TWO THOUSAND FIVE HUNDRED AND 00/100 ($162,500.00) DOLLARS of the Fixed Rent is allocated to the Basement Space and the remainder of the Fixed Rent is allocated to the Remainder Space; (ii) with respect to the Second Rent Period, ONE HUNDRED SEVENTY-FIVE THOUSAND FIVE HUNDRED AND 00/100 ($175,500.00) DOLLARS of the Fixed Rent is allocated to the Basement Space and the remainder of the Fixed Rent is allocated to the Remainder Space; and (iii) with respect to the Third Rent Period, ONE HUNDRED NINETY-ONE THOUSAND SEVEN HUNDRED FIFTY AND 00/100 ($191,750.00) DOLLARS of the Fixed Rent is allocated to the Basement Space and the remainder of the Fixed Rent is allocated to the Remainder Space.

     Section 38.03.      A.   Tenant acknowledges that Owner has made no
representations to Tenant with respect to the condition of the Additional Space and Tenant agrees to accept possession of the Additional Space in the condition which shall exist on the Additional Space Commencement Date "as is" and further agrees that Owner shall have no obligation to perform any work or make any installations in order to prepare the Additional Space for Tenant's occupancy except as otherwise provided in Subsection B of this Section 38.03 to the contrary.

                         B.   Owner shall perform the following work in the
Remainder Space and place the Remainder Space in a so called "broom clean condition" (referred to as "Owner's Additional Work"): demolish the presently
                            -----------------------
existing interior Alterations in the Remainder Space in accordance with Tenant's demolition plans ("Tenant's Additional Demolition Plans") which shall be
                   ------------------------------------
approved by Owner, such approval not to be unreasonably withheld, and remove any asbestos from all portions of the Remainder Space to be occupied by Tenant in accordance with Legal Requirements so as to be able to deliver to Tenant a form ACP-5 with respect to the Remainder Space upon Tenant's submission to Owner of plans which are in compliance with all Legal Requirements and the provisions of this Lease. Owner's Additional Work shall (i) be substantially completed prior to the Additional Space Commencement Date in the event that Tenant has submitted to Owner by July 1, 2001, Tenant's Additional Demolition Plans which shall be entitled to meet with Owner's approval as provided in Subsection 38.01C or (ii) be performed and completed subsequent to the Additional Space Commencement Date in the event that Tenant has not submitted to Owner by July 1, 2001, Tenant's Additional Demolition Plans which shall be entitled to meet with Owner's approval as provided in Subsection 38.03D provided Tenant requests Owner by one
(1) year immediately following the Additional Space Commencement Date to so perform Owner's Additional Work. Notwithstanding anything to the contrary set forth herein, Owner shall not be required to perform Owner's Additional Work if such request is not made by Tenant within such one (1) year period , time being of the essence with respect thereto.

                         C.   Owner's Additional Work required to be performed
and made by Owner pursuant to the provisions of this Section 38.03 shall be equal to standards adopted by Owner for the Building and shall constitute a single, non-recurring obligation on the part of Owner. In the event this Lease is renewed or extended for a further term by agreement or operation of law, Owner's obligation to perform such work shall not apply to such renewal or extension. In the event that Owner's Additional Work shall be required to be substantially completed prior to the Additional Space Commencement Date, as provided in Subsection 38.01C, then entry by Owner or its contractors into the Additional Space to complete unfinished details of Owner's Additional Work after the Additional Space Commencement Date shall not constitute an actual or constructive eviction in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any obligations under this Lease or impose any liability upon Owner, or its agents, provided that Owner shall complete such unfinished details with reasonable diligence and shall use reasonable efforts to mitigate interference with the operation of Tenant's business in the Demised Premises without any obligation to employ labor at overtime or other premium pay rates.

                         D.   If Tenant shall fail to deliver to Owner Tenant's
Additional Demolition Plans which shall be entitled to meet with Owner's approval by July 1, 2001, then Tenant shall accept the Additional Space on the Additional Space Commencement Date in an "as is" "broom clean condition" and provided (i) Tenant notifies Owner by the date one (1) year immediately following the Additional Space Commencement Date (the "Additional Space Work
                                                       ---------------------
Request Date") to commence the performance of Owner's Additional Work, and (ii)
------------
Tenant shall have submitted to Owner Tenant's Additional Demolition Plans which shall be entitled to meet with Owner's approval by the Additional Space Work Request Date, Owner, at Owner's expense shall perform Owner's Additional Work. Provided Tenant shall have submitted to Owner Tenant's Additional Demolition Plans which shall be entitled to meet with Owner's approval, Owner shall commence the performance of Owner's Additional Work with respect to the Remainder Space or any applicable full floor thereof within thirty (30) days after Tenant shall have vacated the

Remainder Space or any applicable full floor thereof to enable Owner to perform Owner's Additional Work with respect to the Remainder Space or any applicable full floor thereof. Tenant shall not be required to pay any portion of the increase in the Fixed Rent allocable to the Remainder Space or any applicable full floor thereof or any increases therein with respect to the period ("Additional Work Period") from the earlier of (a) the date, subsequent to the submission by Tenant to Owner of Tenant's Additional Demolition Plans which shall be entitled to meet with Owner's approval, thirty (30) days following the date upon which Tenant has vacated the Remainder Space or any applicable full floor thereof to permit Owner to perform Owner's Additional Work therein, or (b) the date when Owner commences the performance of Owner's Additional Work with respect to the Remainder Space or any applicable full floor thereof, to and including the date upon which Owner shall have substantially completed Owner's Additional Work with respect to the Remainder Space or any applicable full floor thereof, but Tenant shall otherwise be required to comply with all of the other terms, covenants and conditions of this Lease on Tenant's part to be observed or performed. If any portion ("2/nd/ Duplicative Portion") of the applicable
                            -------------------------
Additional Work Period occurs during the Additional Rent Holiday Period, then the Additional Rent Holiday Period shall be extended by the number of days occurring during the 2/nd/ Duplicative Portion to give effect to the rent holiday set forth in the foregoing sentence.

          Section 38.04. Upon request of Owner, Tenant will execute, acknowledge, and deliver to Owner an instrument, in form reasonably satisfactory to Owner, setting forth the Additional Space Commencement Date. However, neither the failure of Owner to request the execution and delivery of such instrument nor the failure of Tenant to execute and deliver such instrument shall vitiate the provisions of this Article.

          Section 38.05. Notwithstanding anything to the contrary contained in this Lease, if the Present Occupant does not vacate and surrender the Additional Space to Owner on or prior to August 31, 2001, then Owner shall institute, on or before September 3, 2001, possession proceedings against the Present Occupant and shall prosecute such proceeding to completion with reasonable diligence. Owner agrees not to renew or extend the term of the lease with the Present Occupant beyond September 3, 2001. In connection with any summary proceeding commenced by Owner against the Present Occupant pursuant to the provisions of this Section 38.05, Owner agrees to use reasonable efforts to recover from the Present Occupant any sums payable by Owner to Tenant by virtue of the provisions of the following sentence. Owner agrees to indemnify and hold Tenant harmless of and from any rent increases payable by Tenant to the sublessors under the existing subleases for space at 345 Park Avenue, New York City with Scudder, Stevens & Clark, Inc., Loeb & Loeb and KPMG LLP during the period from September 1, 2001 to and including the date immediately preceding the Additional Space Commencement Date in excess of the rent payable under such existing subleases as of August 31, 2001 (the "Rent Increases") provided, and to the extent that, Owner actually recovers such Rent Increases from Present Occupant. Nothing contained in the foregoing provisions of this Section shall impose any liability upon Owner in the event that Owner is unable, using reasonable diligence, to recover any such Rent Increases, in such proceeding commenced against the Present Occupant.

                                  ARTICLE 39

                    OPTION FOR FIFTH YEAR ADDITIONAL SPACE
                    --------------------------------------

          Section 39.01. A.   Provided (a) Tenant shall not then be in default
under any of the terms, covenants or conditions of this Lease on Tenant's part to be observed or performed beyond applicable grace periods, (b) Tenant (or its affiliates) in contradistinction to subtenants or other occupants, shall then be in occupancy of at least sixty (60%) percent of the space leased to Tenant under this Lease (for the purpose of this Article 39, any space leased to Tenant under this Lease which has been eliminated from the Demised Premises pursuant to the provisions of Section 11.03 shall be deemed space leased to Tenant under this Lease), Tenant shall have the option exercisable only by notice given to Owner on or prior to September 1, 2005, to lease and add to the Demised Premises an entire floor of the Building other than the twenty-third (23/rd/) floor, such space to be designated by Owner as hereinafter provided (the floor so designated is referred to as the "Fifth Year Additional Space"), upon all of the then executory terms, covenants and conditions contained in this Lease (including, but not limited to, the provisions of Article 23), except as otherwise provided in this Article, for a term to commence in accordance with the provisions of subsection B of this Section, (subject to the provisions of subsection C of this Section), and to end on the Expiration Date, unless sooner terminated pursuant to any of the terms, covenants or conditions of this Lease or pursuant to law.

                         B.   In the event Tenant gives a timely notice to
Owner, in accordance with the provisions of subsection A of this Section 39.01, exercising the option set forth herein, Owner shall give notice to Tenant designating the location of the Fifth Year Additional Space and setting forth the commencement date of the term applicable to the Fifth Year Additional Space (subject to the provisions of paragraph C of this Section), which date is referred to as the "Expected Possession Date"), and which shall be no sooner than September 1, 2006 and no later than June 1, 2007. Such notice shall be given at least six (6) months prior to the Expected Possession Date.

                         C.   (1) Owner agrees that at least one (1) entire
floor of the Building other than the twenty-third (23rd) floor shall be subject to a lease or leases expiring, inclusive of any renewal options during the period between September 1, 2006 and June 1, 2007. However, notwithstanding the foregoing, Owner and Tenant acknowledge the possibility that all or any of the tenants or occupants of the Fifth Year Additional Space may not have vacated and surrendered all or any portions of the Fifth Year Additional Space to Owner by the Expected Possession Date. Accordingly, if Tenant shall fail to deliver to Owner Tenant's Fifth Year Demolition Plans (as hereinafter defined) which shall be entitled to meet with Owner's approval by the Fifth Year Plan Submission Date (as hereinafter defined) notwithstanding anything to the contrary contained in paragraph B of this Section; (a) in the event that any tenants or occupants of the Fifth Year Additional Space have not vacated the Fifth Year Additional Space on or before the Expected Possession Date, the term of this Lease applicable to the Fifth Year Additional Space shall commence on the date upon which the entire Fifth Year Additional Space shall become vacant and Owner gives notice to Tenant of such vacancy; (b) the Expiration Date shall not be affected thereby; (c) except as set forth in this sentence, neither the validity of this Lease nor the obligations of Tenant under this Lease shall be affected thereby; (d) Tenant waives any rights under Section 223-a of the Real Property Law of New York or any successor statue of similar import to rescind this Lease and further waives the right to recover any damages from Owner which may result from the failure of Owner to deliver possession of the Fifth Year Additional Space on the Expected Possession Date; (e) Owner shall institute, within three (3) days after the Expected Possession Date, possession proceedings against any tenants and occupants who have not vacated and surrendered all or any portion of the Fifth Year Additional Space, and shall prosecute such proceedings to completion with reasonable diligence.

                              (2)  Notwithstanding anything to the contrary
contained in this Lease in the event that Tenant has submitted to Owner Tenant's Fifth Year Demolition Plans, which shall be entitled to meet with Owner's approval on or prior to the date sixty (60) days preceding the Expected Possession Date (the "Fifth Year Plan Submission Date"), and Owner has not substantially completed Owner's Fifth Year Additional Work by the Expected Possession Date for any reason, including, but not limited to, the failure of any of the present tenants or occupants to have vacated the Fifth Year Additional Space in time for Owner to have so substantially completed Owner's Fifth Year Additional Work, by such date, then, (i) the commencement date of the Demised Term applicable to the Fifth Year Additional Space ("Fifth Year
                                                             ----------
Additional Space Commencement Date") shall not occur on the Expected Possession
----------------------------------
Date but shall instead occur on the date fixed in a notice by Owner to Tenant not sooner than five (5) days next following the date of the giving of such notice which notice shall state that Owner has, or prior to the commencement date fixed in said notice will have, substantially completed Owner's Fifth Year Additional Work and (ii) the Expiration Date shall not be affected thereby,
(iii) except as set forth in this sentence, neither the validity of this Lease nor the obligations of Tenant under this Lease shall be affected thereby, (iv) Tenant waives any right under Section 223(a) of the Real Property Law of New York or any successor law of like import to rescind this Lease or rescind its obligations with respect to this Lease; and (v) Tenant further waives the right to recover any damages which may result from the failure of Owner to deliver possession of the Fifth Year Additional Space on the Expected Possession Date.

                         D.   On the effective commencement date of the term
applicable to the Fifth Year Additional Space, this Lease shall be deemed modified as follows:

                              (i) The Demised Premises shall include the Fifth Year Additional Space (together with all appurtenances, fixtures, improvements, additions and other property attached thereto or installed therein at the commencement of the term applicable to the Fifth Year Additional Space or at any time during said term, other than Tenant's Personal Property) for all purposes of this Lease;

                              (ii) The Fixed Rent shall be increased by a sum equal to the annual rental rate determined as provided in Section 39.05 (but in no event shall such increase in the Fixed Rent per rentable square foot, from time to time, be less than the Fixed Rent per rentable square foot in effect, at the time or times in question applicable to the original portion of the Demised Premises [before giving effect to any abatement or apportionment of such Fixed Rent] with respect to the period from the effective commencement date of the term applicable to the Fifth Year Additional Space to the Expiration Date, both dates inclusive and the monthly installments of the Fixed Rent shall each be increased accordingly to conform with such increase in the Fixed Rent. In the event that the term applicable to the Fifth Year Additional Space shall commence on a date other than the first day of any month, the monthly installment of the Fixed Rent for the month during which the term applicable to the Fifth Year Additional Space shall commence shall be equitably apportioned to reflect such increase in the Fixed Rent.

                              (iii)  The Demised Premises Area set forth in
                                     Section 23.01 shall be increased by the
                                     number of rentable square feet set forth in Schedule C opposite the floor designated by Owner as the Fifth Year Additional Space.

                              (iv) Notwithstanding anything to the contrary set forth in this Article, Tenant shall not be required to pay any portion of the increase in Fixed Rent allocable to the Fifth Year Additional Space set forth in subdivision (i) of this Subdivision D with respect to the period ("Fifth Year
                                                             ----------
                                     Additional Rent Holiday Period") from the
                                     ------------------------------
                                     effective commencement date of the term
                                     applicable to the Fifth Year Additional
                                     Space to and including the date one hundred eighty (180) days thereafter, but during such period of one hundred eighty (180) days Tenant shall otherwise be required to comply with all of the other terms, covenants and conditions of this Lease on Tenant's part to be observed or performed.

                              (v) In the event that the date one hundred sixty (180) days next following the effective commencement date of the term applicable to the Fifth Year Additional Space shall occur on a date other than the first (1st) day of any month, the monthly installment of the Fixed Rent for the month during which such date shall occur shall be increased pro rata to reflect such increase in the Fixed Rent.

                         E.   It is understood and agreed that time is of the
essence with respect to the exercise of the option set forth in subsection A of
Section 39.01, and, if Tenant does not exercise such option on or prior to September 1, 2005, any notice of the exercise of such option given after September 1, 2005 shall be void and of no further force and effect.

          Section 39.02. A.   Tenant acknowledges that Owner has made no
representations to Tenant with respect to the condition of the Fifth Year Additional Space and Tenant agrees to accept possession of the Fifth Year Additional Space in the condition which shall exist on the Expected Possession Date "as is" and further agrees that Owner shall have no obligation to perform any work or make any installations in order to prepare the Fifth Year

Additional Space for Tenant's occupancy except as otherwise provided in Subsection B of this Section 39.02 to the contrary.

                         B.   Owner shall perform the following work in the
Fifth Year Additional Space and place the Fifth Year Additional Space in a so called "broom clean condition" (referred to as "Owner's Fifth Year Additional
                                                -----------------------------
Work"): demolish the presently existing interior Alterations in the Fifth Year
----
Additional Space in accordance with Tenant's demolition plans ("Tenant's Fifth
                                                                --------------
Year Demolition Plans") which shall be approved by Owner, such approval not to
---------------------
be unreasonably withheld, and remove any asbestos from all portions of the Fifth Year Additional Space to be occupied by Tenant in accordance with Legal Requirements so as to be able to deliver to Tenant a form ACP-5 with respect to the Fifth Year Additional Space upon Tenant's submission to Owner of plans which are in compliance with all Legal Requirements and the provisions of this Lease. Owner's Fifth Year Additional Work shall (i) be substantially completed prior to the Fifth Year Additional Space Commencement Date in the event that Tenant has submitted to Owner by the Fifth Year Plan Submission Date, Tenant's Fifth Year Additional Demolition Plans which shall be entitled to meet with Owner's approval as provided in Subsection 39.01C(2) or (ii) be performed and completed subsequent to the Fifth Year Additional Space Commencement Date in the event that Tenant has not submitted to Owner by the Fifth Year Plan Submission Date, Tenant's Fifth Year Additional Demolition Plans which shall be entitled to meet with Owner's approval as provided in Subsection 39.02D provided Tenant requests Owner by six (6) months immediately following the Fifth Year Additional Space Commencement Date to so perform Owner's Fifth Year Additional Work. Notwithstanding anything to the contrary set forth herein, Owner shall not be required to perform Owner's Fifth Year Additional work if such request is not made by Tenant within such six (6) months period, time being of the essence with respect thereto.

                         C.   Owner's Fifth Year Additional Work required to be
performed and made by Owner pursuant to the provisions of this Section 39.02 shall be equal to standards adopted by Owner for the Building and shall constitute a single, non-recurring obligation on the part of Owner. In the event this Lease is renewed or extended for a further term by agreement or operation of law, Owner's obligation to perform such work shall not apply to such renewal or extension. In the event that Owner's Fifth Year Additional Work shall be required to be substantially completed prior to the Fifth Year Additional Space Commencement Date, as provided in Section 39.01C(2) then entry by Owner, or its contractors, into the Fifth Year Additional Space to complete unfinished details of Owner's Fifth Year Additional Work after the Fifth Year Additional Space Commencement Date shall not constitute an actual or constructive eviction in whole or in part or entitle Tenant to any abatement or diminution of rent or relieve Tenant from any obligations under this Lease or impose any liability upon Owner or its agents, provided, that Owner shall complete such unfinished details with reasonable diligence, and shall use reasonable efforts to mitigate interference with the operation of Tenant's business in the Fifth Year Additional Space without any obligation to employ labor at overtime or other premium pay rates.

                         D.   If Tenant shall fail to deliver to Owner Tenant's
Fifth Year Additional Demolition Plans which shall be entitled to meet with Owner's approval by the Fifth Year Plan Submission Date, then Tenant shall accept the Fifth Year Additional Space on the Fifth Year Additional Space Commencement Date in an "as is" "broom clean condition" and provided (i) Tenant notifies Owner by the date six (6) months immediately following the Fifth Year Additional Space Commencement Date (the "Fifth Year Additional Space Work
                                         --------------------------------
Request Date") to commence the performance of Owner's Fifth Year Additional
------------
Work, and (ii) Tenant shall have submitted to Owner Tenant's Fifth Year Additional Demolition Plans which shall be entitled to meet with Owner's approval by the Fifth Year Additional Space Work Request Date, Owner, at Owner's expense, shall perform Owner's Fifth Year Additional Work. Provided Tenant shall have submitted to Owner Tenant's Fifth Year Additional Demolition Plans which shall be entitled to meet with Owner's approval, Owner shall commence the performance of Owner's Fifth Year Additional Work within thirty (30) days after Tenant shall have vacated the Fifth Year Additional Space to enable Owner to perform Owner's Fifth Year Additional Work. Tenant shall not be required to pay any portion of the increase in the Fixed Rent allocable to the Fifth Year Additional Space or any increases therein with respect to the period ("Fifth
                                                                       -----
Year Additional Work Period") from the earlier of (a) the date, subsequent to
---------------------------
the submission by Tenant to Owner of Tenant's Fifth Year Additional Demolition Plans which shall be entitled to meet with Owner's approval, thirty (30) days following the date upon which Tenant has vacated the Fifth Year Additional Space to permit Owner to perform Owner's Fifth Year Additional Work therein, or (b) the date when Owner commences the performance of Owner's Fifth Year Additional Work, to and including the date upon which Owner shall have substantially completed Owner's Fifth Year Additional Work, but Tenant shall otherwise be required to comply with all of the other terms, covenants and conditions of this Lease on Tenant's part to be observed or performed. If any portion ("3/rd/ Duplicative Portion") of the Fifth Year Additional Work Period occurs
  -------------------------
during the Fifth Year Additional Space Rent Holiday Period, then the Fifth Year Additional Space Rent Holiday Period shall be extended by the number of days occurring during the 3/rd/ Duplicative Portion, to give effect to the rent holiday set forth in the foregoing sentence.

          Section 39.03. Tenant's Initial Installation. Promptly after the
                         -----------------------------
effective commencement date of the term applicable to the Fifth Year Additional Space, Tenant shall, at Tenant's cost and expense, perform various Alterations to the Fifth Year Additional Space, respectively, required for Tenant's occupancy and use thereof and conduct of its business therein. Such Alterations (referred to, collectively, as "Tenant's Fifth Year Initial Installation") shall
                                ----------------------------------------
be made and performed in accordance with the provisions of this Lease, including, without limitation, the provisions of Article 3 and Article 6 hereof. Tenant shall prosecute Tenant's Fifth Year Initial Installation to completion with all reasonable diligence

          Section 39.04. Owner's Contribution. A. Subject to the provisions and
                         --------------------
requirements of Article 3, and provided that Tenant is not then in default under any of the terms, covenants and conditions of this Lease on the part of Tenant to be observed or performed, Owner shall contribute the sum of not more than the product of (i) $25.00 and (ii) the number of rentable square feet set forth in Exhibit C opposite the floor designated by Owner as the Fifth Year Additional Space in the aggregate, toward the cost and expense actually incurred by Tenant with respect to Tenant's Fifth Year Initial Installation including the cost of all architectural, engineering and designers fees incurred by Tenant in connection therewith. Owner's contribution on account of Tenant's Fifth Year Initial Installation is referred to as "Owner's Fifth Year Work Contribution".
                                        ------------------------------------
Irrespective of the actual cost and expense of Tenant's Fifth Year Initial Installation, in no event shall Owner's Fifth Year Work Contribution exceed the aggregate sum of the product of (i) $25.00 and (ii) the number of rentable square feet set forth in Exhibit C opposite the floor designated by Owner as the Fifth Year Additional Space.

                                               B.   Provided that Tenant is not
then in default under any of the terms, covenants or conditions of this Lease on Tenant's part to be observed and performed, Owner shall distribute Owner's Fifth Year Work Contribution on account of Tenant's Fifth Year Initial Installation in the same manner as Owner's distribution of Owner's Work Contribution set forth in Section 3.10.

          Section 39.05. A.   In the event Owner and Tenant are unable to agree
as to the fair market annual rental rate value of the Fifth Year Additional Option Space leased by Tenant pursuant to the provisions of this Article, such fair market annual rental value shall be determined by arbitration as follows:

                              (a)  Owner and Tenant shall each appoint an
arbitrator within thirty (30) days after notice by either party requesting arbitration of the issue. If either Owner or Tenant shall have failed to appoint an arbitrator within such period of time, then such arbitrator shall be appointed by the American Arbitration Association, or its successor, or if at such time such association is not then in existence, and has no successor, then the presiding Justice of the Appellate Division, First Department, of the Supreme Court of the State of the New York, or any successor court, upon request of either Owner or Tenant, as the case may be.

                              (b)  The two arbitrators appointed, as above
provided, shall select a third arbitrator and if they fail to do so within thirty (30) days after their appointment, such third arbitrator shall be appointed as above provided for the appointment of an arbitrator in the event either party fails to do so.

                              (c)  All of such arbitrators shall be real estate
appraisers or brokers having at least fifteen (15) years of experience in such field in the Borough of Manhattan, City of New York.

                              (d)  The three arbitrators, selected as aforesaid,
forthwith shall convene and render their decision as promptly as practicable after the appointment of the third arbitrator. The decision of the such arbitrators shall be in writing and the vote of the majority of them (or, if there shall be no majority decision, then the decision of the last appointed arbitrator) shall be the decision of all and binding upon Owner and Tenant whether of not a judgment shall be entered in any court. Duplicate original counterparts to such decision shall be sent by the arbitrators to both Owner and Tenant.

                              (e)  The arbitrators, in arriving at their
decision, shall be entitled to consider all testimony and documentary evidence which may be presented at any hearing as well as facts and data which the arbitrators may discover by investigation and inquiry outside of such hearings; the arbitrators shall be bound by the provisions of this Lease, and shall not add to, subtract from, or otherwise modify such provisions; the cost and expense of such arbitration shall be borne equally by Owner and Tenant, except that each party shall pay its own counsel fees and expenses.

                              (f)  Notwithstanding any findings of the
arbitrators, such fair market rental value from time to time per rentable square foot, shall not be less than the Fixed Rent per rentable square foot in effect, at the time or times in question applicable to the original portion of the Demised Premises (before giving effect to any abatement or apportionment of such Fixed Rent).

                         B.   The Demised Premises Area set forth in Section
23.01 shall be increased by the number of rentable square feet set forth in Schedule C opposite the floor designated by Owner as the Fifth Year Additional Space.

          Section 39.06. Upon request of Owner or Tenant, the parties shall execute and deliver to the other, from time to time, an instrument or instruments, in form reasonably satisfactory to Owner and Tenant, setting forth all of the modifications of the Lease resulting from the operation of the foregoing provisions of this Article including, but not limited to, the effective commencement date of the term applicable to the Fifth Year Additional Space;; however, neither the failure of Owner or Tenant to request the execution of any such instrument nor Owner's or Tenant's failure to execute and deliver any such instrument shall vitiate any of the provisions of this Article 39.

                                  ARTICLE 40

                    OPTION FOR TENTH YEAR ADDITIONAL SPACE
                    --------------------------------------

          Section 40.01. A.   Provided (a) Tenant shall not then be in default
under any of the terms, covenants or conditions of this Lease on Tenant's part to be observed or performed beyond applicable grace periods, (b) Tenant (or its affiliates) in contradistinction to subtenants or other occupants, shall then be in occupancy of at least sixty (60%) percent of the space leased to Tenant under this Lease (for the purpose of this Article 40, any space leased to Tenant under this Lease which has been eliminated from the Demised Premises pursuant to the provisions of Section 11.03 shall be deemed space leased to Tenant under this Lease), Tenant shall have the option exercisable only by notice given to Owner on or prior to the date which is eight (8) years and six (6) months next following the Additional Space Commencement Date, to lease and add to the Demised Premises an entire floor of the Building other than the twenty-third (23/rd/) floor, such space to be designated by Owner as hereinafter provided (the floor so designated is referred to as the "Tenth Year Additional Space"), upon all of the then executory terms, covenants and conditions contained in this Lease (including, but not limited to, the provisions of Article 23), except as otherwise provided in this Article, for a term to commence in accordance with the provisions of subsection B of this Section, (subject to the provisions of subsection C of this Section), and to end on the Expiration Date, unless sooner terminated pursuant to any of the terms, covenants or conditions of this Lease or pursuant to law.

                         B.   In the event Tenant gives a timely notice to
Owner, in accordance with the provisions of subsection A of this Section 40.01, exercising the option set forth herein, Owner shall give notice to Tenant designating the location of the Tenth Year Additional Space and setting forth the commencement date of the term applicable to the Tenth Year Additional Space (subject to the provisions of paragraph C of this Section), which date is referred to as the "Expected Possession Date"), and which shall be no sooner than the date which is nine (9) years next following the Additional Space Commencement Date and no later than the eleventh (11/th/) anniversary of the Additional Space Commencement Date. Such notice shall be given at least six (6) months prior to the Expected Possession Date.

                         C.   Owner agrees that at least one (1) entire floor of
the Building other than the twenty-third (23/rd/) floor shall be subject to a lease or leases expiring, inclusive of any renewal options during the period between the date which is nine (9) years following the Additional Space Commencement Date and the date which is eleven (11) years following the Additional Space Commencement Date. However, notwithstanding the foregoing, Owner and Tenant acknowledge the possibility that all or any of the tenants or occupants of the Tenth Year Additional Space may not have vacated and surrendered all or any portions of the Tenth Year Additional Space to Owner by the Expected Possession Date. Accordingly, notwithstanding anything to the contrary contained in paragraph B of this Section; (a) in the event that any tenants or occupants of the Tenth Year Additional Space have not vacated the Tenth Year Additional Space on or before the Expected Possession Date, the term of this Lease applicable to the Tenth Year Additional Space shall commence on the date upon which the entire Tenth Year Additional Space shall become vacant and Owner gives notice to Tenant of such vacancy; (b) the Expiration Date shall not be affected thereby; (c) except as set forth in this sentence, neither the validity of this Lease nor the obligations of Tenant under this Lease shall be affected thereby; (d) Tenant waives any rights under Section 223-a of the Real Property Law of New York or any successor statue of similar import to rescind this Lease and further waives the right to recover any damages from Owner which may result from the failure of Owner to deliver possession of the Tenth Year Additional Space on the Expected Possession Date; (e) Owner shall institute, within three (3) days after the Expected Possession Date, possession proceedings against any tenants and occupants who have not vacated and surrendered all or any portion of the Tenth Year Additional Space, and shall prosecute such proceedings to completion with reasonable diligence.

                         D.   On the effective commencement date of the term
applicable to the Tenth Year Additional Space, this Lease shall be deemed modified as follows:

                              (i) The Demised Premises shall include the Tenth Year Additional Space (together with all appurtenances, fixtures, improvements, additions and other property attached thereto or installed therein at the commencement of the term applicable to the Tenth Year Additional Space or at any time during said term, other than Tenant's Personal Property) for all purposes of this Lease;

                              (ii) The Fixed Rent shall be increased by a sum equal to the annual rental rate determined as provided in Section 40.02 with respect to the period from the effective commencement date of the term applicable to the Tenth Year Additional Space to the Expiration Date, both dates inclusive and the monthly installments of the Fixed Rent shall each be increased accordingly to conform with such increase in the Fixed Rent. In the event that the term applicable to the Tenth Year Additional Space shall commence on a date other than the first day of any month, the monthly installment of the Fixed Rent for the month during which the term applicable to the Tenth Year Additional Space shall commence shall be equitably apportioned to reflect such increase in the Fixed Rent.

                              (iii)  The Demised Premises Area set forth in
                                     Section 23.01 shall be increased by the
                                     number of rentable square feet set forth in Schedule C opposite the floor designated by Owner as the Tenth Year Additional Space.

                         E.   Tenant agrees to accept the Tenth Year Additional
Space in the condition which shall exist at the commencement of the term applicable thereto, as is, and agrees that Owner will not be required to make any alterations, additions, improvements or decorations thereto in order to prepare the Tenth Year Additional Space for Tenant's occupancy except that Owner agrees to deliver the Tenth Year Additional Space vacant and in so-called "broom clean" condition and abate any asbestos therein as required by Legal Requirements so as to be able to deliver to Tenant a form ACP-5 with respect to the Tenth Year Additional Space upon Tenant's submission to Owner of plans which are in compliance with all Legal Requirements and the provisions of this Lease.

                              F.   It is understood and agreed that time is of
the essence with respect to the exercise of the option set forth in subsection A of Section 40.01, and, if Tenant does not exercise such option on or prior to the date which is eight (8) years six (6) months next following the Additional Space Commencement Date any notice of the exercise of such option given after the date which is eight (8) years six (6) months next following the Additional Space Commencement Date shall be void and of no further force and effect.

               Section 40.02. A.   In the event Owner and Tenant are unable to
agree as to the fair market annual rental rate value of the Tenth Year Additional Option Space leased by Tenant pursuant to the provisions of this Article, such fair market annual rental value shall be determined by arbitration as follows:

                                   (a)  Owner and Tenant shall each appoint an
arbitrator within thirty (30) days after notice by either party requesting arbitration of the issue. If either Owner or Tenant shall have failed to appoint an arbitrator within such period of time, then such arbitrator shall be appointed by the American Arbitration Association, or its successor, or if at such time such association is not then in existence, and has no successor, then the presiding Justice of the Appellate Division, First Department, of the Supreme Court of the State of the New York, or any successor court, upon request of either Owner or Tenant, as the case may be.

                                   (b)  The two arbitrators appointed, as above
provided, shall select a third arbitrator and if they fail to do so within thirty (30) days after their appointment, such third arbitrator shall be appointed as above provided for the appointment of an arbitrator in the event either party fails to do so.

                                   (c)  All of such arbitrators shall be real
estate appraisers or brokers having at least fifteen (15) years of experience in such field in the Borough of Manhattan, City of New York.

                                   (d)  The three arbitrators, selected as
aforesaid, forthwith shall convene and render their decision as promptly as practicable after the appointment of the third arbitrator. The decision of the such arbitrators shall be in writing and the vote of the majority of them (or, if there shall be no majority decision, then the decision of the last appointed arbitrator) shall be the decision of all and binding upon Owner and Tenant whether of not a judgment shall be entered in any court. Duplicate original counterparts to such decision shall be sent by the arbitrators to both Owner and Tenant.

                                   (e)  The arbitrators, in arriving at their
decision, shall be entitled to consider all testimony and documentary evidence which may be presented at any hearing as well as facts and data which the arbitrators may discover by investigation and inquiry outside of such hearings; the arbitrators shall be bound by the provisions of this Lease, and shall not add to, subtract from, or otherwise modify such provisions; the cost and expense of such arbitration shall be borne equally by Owner and Tenant, except that each party shall pay its own counsel fees and expenses.

                    Section 40.03. A.   Upon request of Owner, Tenant from time
to time, shall execute and deliver to Owner, instruments, in form reasonably satisfactory to Owner and Tenant, stating whether or not Tenant has exercised the option contained in Section 40.01.

                                   B.   Upon the request of Owner or Tenant, the
parties from time to time, shall execute and deliver to the other, an instrument or instruments, in form reasonably satisfactory to Owner and Tenant, setting forth all of the modifications to this Lease resulting from the exercise of such option, including, but not limited to, the increases in Fixed Rent resulting therefrom.

                                   C.   Neither the failure of Owner or Tenant
to request the execution of any such instrument nor Owner's or Tenant's failure to execute and deliver such instrument shall vitiate any of the provisions of this Article.

                                  ARTICLE 41

                      RIGHTS FOR ADDITIONAL OPTION SPACES
                      -----------------------------------

          Section 41.01. Provided (a) Tenant is not then in default under any of the terms, covenants or conditions of this Lease on Tenant's part to be observed and performed beyond applicable grace periods, and (b) Tenant (or its affiliates), in contradistinction to any subtenants or other occupants, shall then be in occupancy of at least four (4) entire floors of the Building, Tenant shall have the option, (x) during the first (1st) thirteen (13) years of the Demised Term, and (y) at any time during the period, if any, commencing as of the date Tenant exercises the renewal option set forth in Article 42 in accordance with the provisions thereof, and ending on the seventh (7/th/) anniversary of the original Expiration Date (as hereinafter defined) subject to the provisions of this Article, exercisable in accordance with the provisions of
Section 41.02, to lease and add to the Demised Premises any space in the Building other than any ground floor space which after the initial leasing by Owner of such space, becomes, or is about to become, available for leasing during the Demised Term. No such space shall be deemed "available for leasing"
                                                        ---------------------
if any other tenant in the Building as of the date of this Lease or any assignee or successor of such other tenant, shall exercise any contractual option or right which it or its predecessor has to lease such space (whether such space is specifically referred to in any such contractual option or right or Owner must use such space in order to satisfy such contractual option or right). Owner represents to Tenant that as of the date of this Lease no tenant of the Building has any option under its lease to lease additional space not affected by such lease as of the date hereof.

          Section 41.02. In the event that any such space shall become or about to become available for leasing in accordance with the provisions of Section 41.01, Owner shall give notice thereof to Tenant (any such notice is referred to as an "Availability Notice"), which Notice may be given not earlier than
       -------------------
eighteen (18) months prior to the date set forth in such Notice on which such space is expected to become vacant and available for leasing and, in such event, Tenant shall have the option, exercisable only by notice given to Owner within thirty (30) days next following the date of the giving of such Availability Notice to lease and add any full floor or floors of such space to the Demised Premises (provided that (x) if such space comprises less than a full floor, Tenant must lease the entire such space (y) if such space comprises more than two (2) contiguous floors, Tenant must lease the end floor (i.e. the top or bottom floor of such space) and, at Tenant's option, Tenant may lease any other full floor or floors which are contiguous to each other and the end floor leased by Tenant and (z) from and after the fifteenth (15/th/) anniversary of the Additional Space Commencement Date Tenant must lease all of such space that is included within a lease made with an existing tenant (and may not lease less than all such space) (any such space is referred to as an "Additional Option
                                                           -----------------
Space"; any such date set forth in an Availability Notice is referred to as an
-----
"Applicable Expected Vacancy Date"; and any notice given by Tenant to Owner
 --------------------------------
exercising any such option is referred to as an "Additional Option Notice"). In
                                                 ------------------------
the event that any Additional Option Space shall become available for leasing sooner than the Applicable Expected Vacancy Date because of the termination of the term of the lease affecting such space as a result of the occurrence of an event of default thereunder, or a voluntary agreement to surrender resulting from the imminent bankruptcy of the tenant thereof, as opposed to the expiration of said lease prior to its original expiration date, Owner shall have the right to accelerate the Applicable Expected Vacancy Date by not less than forty-five
(45) days' prior notice to Tenant. Owner shall accompany any Availability Notice with a plan designating the location and size of the Additional Option Space. Any such space shall be leased and added to the Demised Premises at an annual rental rate equal to the fair market annual rental value of the applicable Additional Option Space on the commencement date of the term applicable thereto, as determined by agreement between Owner and Tenant or by arbitration in accordance with the provisions of Section 41.07 and such Additional Option Space shall otherwise be leased and added to the Demised Premises upon the same executory terms, covenants and conditions as are contained in this Lease (including, but not limited to, the definitions of Base Operating Expenses set forth in Section 23.01 and Owner's Basic Tax Liability set forth in Section 23.01)) except as otherwise provided in this Article, adjusted to reflect (x)the number of rentable square feet contained in the applicable Additional Option Space, (determined in the same manner as the rentable square feet were determined in the original portion of the Demised Premises), and (y) that the term shall commence on the Applicable Expected Vacancy Date, as the same may have been accelerated by Owner pursuant to the provisions of this Section 41.02, subject, however, to the provisions of Section 41.03.

          Section 41.03. Owner and Tenant acknowledge the possibility that all or any of the tenants or occupants of any Additional Option Space may not have vacated and surrendered all or any portions of the Additional

Option Space to Owner by the Applicable Expected Vacancy Date. Accordingly, notwithstanding anything to the contrary contained in Sections 41.01 or 41.02 or in any Availability Notice, (a) the term of this Lease applicable to the Additional Option Space in question shall commence (i) on the Applicable Expected Vacancy Date with respect to those portions, if any, of the Additional Option Space which are vacant on the Applicable Expected Vacancy Date, and (ii) with respect to those portions, if any, of the Additional Option Space which are not vacant on the Applicable Expected Vacancy Date, on the respective later date or dates upon which such portions of the Additional Option Space become vacant and Owner gives notice to Tenant of such vacancy; (b) the Expiration Date shall not be affected thereby; (c) the increases in the Fixed Rent, the Demised Premises Area, and all other modifications of this Lease resulting from the application of the provisions of this Article shall be equitably adjusted to reflect the fact that all or any portions of the Additional Option Space have not been leased and added to the Demised Premises on the Applicable Expected Vacancy Date but are leased and added to the Demised Premises on a date or dates after the Applicable Expected Vacancy Date; (d) except as set forth in this sentence, neither the validity of this Lease nor the obligations of Tenant under this Lease shall be affected thereby; (e) Tenant waives any rights under Section 223-a of the Real Property Law of New York or any successor statute of similar import to rescind this Lease and further waives the right to recover any damages against Owner which may result from the failure of Owner to deliver possession of all or any portions of the Additional Option Space on the Applicable Expected Vacancy Date; and (f) Owner shall institute, within three (3) days after the Applicable Expected Vacancy Date, possession proceedings against any tenants or occupants who have not vacated and surrendered all or any portion of the Additional Option Space, and shall prosecute such proceedings to completion with reasonable diligence.

          Section 41.04. It is understood and agreed that time is of the essence with respect to the exercise of any option pursuant to this Article and that if Tenant does not exercise such option within the time limitation set forth in
Section 41.02, any notice purporting to exercise such option given after the expiration of such time limitation shall be void and of no force and effect and Tenant thereafter shall have no further right to lease as additional space the space which was the subject of the Availability Notice in question.

          Section 41.05. In the event that Tenant shall timely exercise any option set forth in this Article then, on the effective commencement date of the term applicable to any Additional Option Space, this Lease shall be deemed modified as follows:

                         A.   The Demised Premises shall include the Additional
Option Space (together with all appurtenances, fixtures, improvements, additions and other property attached thereto or installed therein upon the commencement of the term applicable to the Additional Option Space or at any time during said term, other than Tenant's Personal Property) for all purposes of this Lease.

                         B.   The Fixed Rent shall be increased by the fair
market annual rental value for the Additional Option Space as of the effective commencement date of the term applicable thereto as determined by agreement between Owner and Tenant or by arbitration as provided in Section 41.07 with respect to the period from the effective commencement date of the term applicable to the Additional Option Space to the Expiration Date, both dates inclusive and the monthly installments of the Fixed Rent shall each be increased accordingly to conform with such increase in the Fixed Rent. In the event that the term applicable to the Additional Option Space shall commence on a date other than the first day of any month, the monthly installment of the Fixed Rent for the month during which the term applicable to the Additional Option Space shall commence shall be equitably apportioned to reflect such increase in the Fixed Rent;

                         C.   The Demised Premises Area set forth in Section
23.01, shall be increased by the number of rentable square feet set forth in Schedule C opposite the floor designated by Owner as the Additional Option Space.

                         D.   If, by the effective commencement date of the term
applicable to the Additional Option Space, the Fixed Rent applicable thereto has not yet been determined, Tenant shall, until such determination, pay for the Additional Option Space the same Fixed Rent per rentable square foot then allocable to the original portion of the Demised Premises, and following any such determination there shall be a reconciliation between Owner and Tenant and Tenant agrees to pay any underpayment to Owner within thirty (30) days of such determination or Owner agrees to apply any overpayment to the monthly installment of Fixed Rent next following the date of such determination, as the case may be.

          Section 41.06. Tenant agrees to accept the Additional Option Space in the condition which shall exist on the commencement date of the term applicable thereto "as is" and further agrees that Owner shall have no obligation to perform any work or make any installations in order to prepare such space for Tenant's occupancy except that Owner agrees to deliver the Additional Option Space vacant and in so-called "broom clean" condition and abate any asbestos therein as required by Legal Requirements so as to be able to deliver Tenant a form ACP-5 with respect to the Additional Option Space upon Tenant's submission to Owner of plans which are in compliance with Legal Requirements and the provisions of this Lease.

          Section 41.07. In the event Owner and Tenant are unable to agree as to the fair market annual rental value of the Additional Option Space, then, upon the demand of either Owner or Tenant, such fair market annual rental value shall be determined by arbitration as follows;

                         (a)  Owner and Tenant shall each appoint an arbitrator
within thirty (30) days after notice by either party requesting arbitration of the issue. If either Owner or Tenant shall have failed to appoint an arbitrator within such period of time, then such arbitrator shall be appointed by the American Arbitration Association, or its successor, or if at such time such association is not in existence and has no successor, then by the presiding Justice of the Appellate Division, First Department, of the Supreme Court of the State of New York, or any successor court, upon request of either Owner or Tenant, as the case may be.

                         (b)  The two arbitrators appointed, as above provided,
shall select a third arbitrator and if they fail to do so within thirty (30) days after their appointment, such third arbitrator shall be appointed as above provided for the appointment of an arbitrator in the event either party fails to do so.

                         (c)  All of such arbitrators shall be real estate
appraisers or brokers having at least fifteen (15) years of experience in such field in the Borough of Manhattan, City of New York.

                         (d)  The three arbitrators, selected as aforesaid,
forthwith shall convene and render their decision as promptly as practicable after the appointment of the third arbitrator. The decision of such arbitrators shall be in writing and the vote of the majority of them (or, if there be no majority decision, then the decision of the last appointed arbitrator) shall be the decision of all and binding upon Owner and Tenant whether or not a judgment shall be entered in any court. Duplicate original counterparts of such decision shall be sent by the arbitrators to both Owner and Tenant.

                         (e)  The arbitrators, in arriving at their decision,
shall be entitled to consider all testimony and documentary evidence which may be presented at any hearing as well as facts and data which the arbitrators may discover by investigation and inquiry outside of such hearings. The arbitrators shall be bound by the provisions of this Lease, and shall not add to, subtract from, or otherwise modify such provisions. The cost and expense of such arbitration shall be borne equally by Owner and Tenant, except that each party shall pay its own counsel fees and expenses.

          Section 41.08. A.   Upon request of Owner or Tenant, the parties from
time to time, shall execute and deliver to the other, instruments, in form reasonably satisfactory to the parties, stating whether or not Tenant has exercised any right to lease any Additional Option Space pursuant to the provisions of this Article.

                         B.   Upon the request of Owner or Tenant, the parties
from time to time, shall execute and deliver to the other, instruments, in form reasonably satisfactory to the parties, setting forth all of the modifications to this Lease resulting from the exercise of any such option, including, but not limited to, the increases in the Fixed Rent resulting therefrom.

                         C.   Neither the failure of Owner or Tenant to request
the execution of any such instrument nor Owner's or Tenant's failure to execute and deliver such instrument shall vitiate any of the provisions of this Article.

                                  ARTICLE 42

                        TENANT'S SINGLE OPTION TO RENEW
                        -------------------------------

          Section 42.01. Provided (a) Tenant is not then in default under any of the terms, covenants or conditions of this Lease on Tenant's part to be observed or performed beyond the applicable grace periods and (b) Tenant (or its affiliates), in contradistinction to subtenants or other occupants, shall then be in occupancy of at least sixty (60%) percent of the space leased to Tenant under this Lease (for the purpose of this Article 42 any space leased to Tenant under this lease which has been eliminated from the Demised Premises pursuant to the provisions of Section 11.03 shall be deemed space leased to Tenant under this Lease),Tenant shall have the option to renew this Lease and the Demised Term for a single renewal term of ten (10) years (referred to herein as the "Renewal Term") commencing the date next following the Expiration Date referred
 ------------
to in Article 1 and ending on the tenth (10th) anniversary of the Expiration Date, unless sooner terminated pursuant to the provisions of this Lease or pursuant to law (referred to as the "Extended Expiration Date"). If Tenant
                                     ------------------------
exercises such option in accordance with the provisions and limitations of this Article, this Lease and the Demised Term shall be renewed for such Renewal Term:
(i) upon an annual rental rate equal to the fair market annual rental value of the Demised Premises as of the first day of the Renewal Term, as determined by agreement between Owner and Tenant or by arbitration in accordance with the provisions of Section 42.02, and (ii) except as hereinafter provided, upon all of the other then executory terms, covenants and conditions contained in this Lease (including, but not limited to, the definition of "Owner's Basic Tax Liability" and "Base Operating Expenses" set forth in Section 23.01) and the Expiration Date shall be deemed extended to the Extended Expiration Date.

          Section 42.02. The option set forth in Section 42.01.A.(1) may only be exercised by notice given by Tenant to Owner on or prior to the date (referred to as the "Renewal Option Notice Date") eighteen (18) months immediately
           --------------------------
preceding the original Expiration Date. Time is of the essence with respect to the exercise of such option. Tenant shall not have the right to give any such notice after the Renewal Option Notice Date, and any notice given after the Renewal Option Notice Date purporting to exercise such option shall have no force and effect.

          Section 42.03. In the event Owner and Tenant are unable to agree as to the fair market annual rental value of the Demised Premises pursuant to Section 42.01, such fair market annual rental value shall be determined by arbitration, as follows:

                         (a)  Owner and Tenant shall each appoint an arbitrator
within thirty (30) days after notice by either party requesting arbitration of the issue. If either Owner or Tenant shall have failed to appoint an arbitrator within such period of time, then, upon request of either Owner or Tenant, as the case may be, such arbitrator shall be appointed by the American Arbitration Association, or its successor, or if at any time such association is not in existence and has no successor, then, by the Presiding Justice of Appellate Division, First Department, of the Supreme Court of the State of New York, or any successor court.

                         (b)  The two arbitrators appointed as above provided,
shall select a third arbitrator and if they fail to do so within thirty (30) days after their appointment, such third arbitrator shall be appointed as above provided for the appointment of an arbitrator in the event either party fails to do so.

                         (c)  All of such arbitrators shall be commercial real
estate appraisers or brokers having at least fifteen (15) years of experience in such field in the Borough of Manhattan, City of New York.

                         (d)  The three arbitrators, selected as aforesaid,
forthwith shall convene and render their decisions as promptly as practicable after the appointment of the third arbitrator. The decision of such arbitrators shall be in writing and the vote of the majority of them (or, if there shall be no majority decision, then the decision of the last appointed arbitrator) shall be the decision of all and binding upon Owner and Tenant whether or not a judgment shall be entered in any court. Duplicate original counterparts of such decision shall be sent by the arbitrators to both Owner and Tenant.

                         (e)  The arbitrators, in arriving at their decision,
shall be entitled to consider all testimony and documentary evidence which may be presented at any hearing as well as facts and data which the arbitrators may discover by investigation and inquiry outside of such hearings; the arbitrators shall be bound by the provisions of this Lease, and shall not add to, subtract from, or otherwise modify such provisions; the cost and expense of such arbitration shall be borne equally by Owner and Tenant, except that each party shall pay its own counsel fees and expenses.

          Section 42.04. Tenant, upon request of Owner, from time to time, will execute and deliver to Owner an instrument in form reasonably satisfactory to Owner stating whether or not Tenant has exercised either the options contained in the provisions of Section 42.01.

                                  ARTICLE 43

                               NAME OF BUILDING
                               ----------------

          Section 43.01. Owner agrees to name the Building "BlackRock", or any
                                                            ---------
other name which essentially consists of the then corporate name of Blackrock, Inc. ("Blackrock"), throughout the Demised Term. However, Owner shall have the right to change the name of the Building, and the provisions of the first sentence of this Section shall be without force and effect from and after any date when Tenant, it subsidiaries and affiliates, in contradistinction to any subtenants or other occupants which are not subsidiaries or affiliates of Tenant, are no longer in actual occupancy of at least eight (8) floors of the Building.

          Section 43.02. As long as the Building is named "BlackRock" or after
                                                           ---------
the then corporate name of Blackrock, Tenant, at Tenant's sole cost, expense and risk, to the extent permitted by Legal Requirements and subject in all respects to the provisions of this Lease, may install and maintain signs on the interior and exterior of the Building, respectively on both the 51/st/ and 52/nd/ Street entrances, and in the Building's lobby above a reception desk setting forth the name of the Building and Tenant's logo (all such signs are referred to, collectively, as "Tenant's Signs" all as shown on Exhibit 8). The exact location of Tenant's Signs and their design, size, color, materials and method of installation shall be subject to the reasonable approval of Owner based on consultation with its architect. In no event shall Tenant's Signs be illuminated. Tenant, at Tenant's sole cost and expense, shall keep Tenant's Signs in good order and condition and make all repairs and replacements to the Building, ordinary or extraordinary, structural or otherwise, foreseen or unforeseen, as may be necessitated or occasioned in whole or in part, by the installation or maintenance of Tenant's Signs. Tenant, at Tenant's sole cost and expense, shall comply with Legal Requirements relating to the installation or maintenance of Tenant's Signs which may impose any duty upon Owner or Tenant with respect to the Building. In addition to complying with the other provisions of this Lease, Tenant covenants that Tenant's Signs shall be installed and maintained in accordance with the provisions of Article 3 notwithstanding that Tenant's Signs shall not be in or about the Demised Premises. On the date upon which the Demised Term shall expire and come to an end, or on any earlier date upon which Owner has the right, pursuant to the provisions of Section 43.01, to change the name of the Building, Tenant, at Tenant's sole cost and expense, shall promptly remove Tenant's Signs from the Building and repair all damage to the Building which may have been occasioned by such removal. Tenant's obligations under this Section shall survive the expiration or sooner termination of the Demised Term. If Tenant is unable for any reason to install or maintain Tenant's Signs, or if Tenant is required by Legal Requirements to remove Tenant's Signs, or if Tenant's Signs shall be damaged by reason of fire, casualty, the elements or any other cause, whether or not similar to those hereinabove enumerated, no such inability, removal or damage shall constitute an actual or constructive eviction, in whole or in part, or entitled Tenant to any abatement, diminution of rent, or relieve Tenant of its obligations under this Lease, or impose any liability upon Owner or its agents.

          Section 43.03. Owner covenants to Tenant that it shall not permit any tenant of the Building to install its name in the lobby of the Building or on the exterior of the Building during the Demised Term other than (i) on a building directory or (ii) retail tenants which shall be permitted to have their name and/or logo on the exterior of the Building but no higher than the floor of the tenant occupying the space on the floor directly above such retail tenant.

                                  ARTICLE 44

                              MEMORANDUM OF LEASE
                              -------------------

          Section 44.01. At the request of Tenant, Owner and Tenant shall execute and deliver to each other a short form or memorandum of this Lease for the purpose of recording the interest of Tenant in the Demised Premises, said short form or memorandum of lease to be in form reasonably satisfactory to Owner and Tenant. In the event the parties shall execute and deliver such short form or memorandum of lease, its shall under no circumstances be deemed to modify or change any of the provisions of this Lease, which provisions shall, in all instances prevail. Upon the execution or any sooner termination of the Demised Term, Tenant shall execute and deliver to Owner an agreement, in form reasonably satisfactory to Owner, for the purpose of recording such expiration or sooner termination of the Demised Term and the expunging from the records the interest of Tenant in the Demised Premises and the Building. If Tenant shall fail to execute such agreement within a reasonable time, Tenant hereby irrevocably constitutes and appoints Owner as Tenant's agent and attorney-in-fact to execute such agreement. Owner and Tenant agree that neither of them shall record, or cause to be recorded, this Lease.

                                  ARTICLE 45

                       ACCELERATION OF ADDITIONAL SPACES
                       ---------------------------------

          Section 45.01. A.   Tenant has advised Owner that Tenant would like
the option to lease and add to the Demised Premises any full floors of the Additional Space leased by Tenant pursuant to the provisions of Article 38 prior to the date upon which Tenant would otherwise lease such floor(s) pursuant to the provisions of Article 38. Accordingly, in the event that Owner receives a notice from the Present Occupant that it intends to sublet any full floor or floors of the Additional Space in accordance with the provisions of its lease, Owner shall notify Tenant thereof by a notice ("Intention Notice") delivered to Tenant only by a nationally recognized overnight courier providing dated evidence of receipt or refusal ("Accepted Courier"). The Intention Notice shall state the full floor or floors of the Additional Space in question and the date(s) upon which the Present Occupant wishes to commence its subletting thereof. Within fifteen (15) days after the delivery of the Intention Notice, Tenant shall notify Owner only by Accepted Courier, whether Tenant elects to have Owner recapture all or any of the full floor Additional Space(s) set forth in the Intention Notice (any such notice by Tenant to Owner is referred to as an "Exercise Notice"). Time is of the essence with respect to the delivery of any Exercise Notice. If Tenant fails to give an Exercise Notice within such fifteen
(15) day period, any Exercise Notice given by Tenant to Owner thereafter purporting to exercise such option to accelerate the leasing of the Additional Space(s) in question shall be of no force and effect and Tenant shall have no right to accelerate the leasing of such Additional Space(s).

                         B.   In the event that Tenant timely exercises the
option to accelerate the leasing of any Additional Space(s) on such earlier date(s) in accordance with the foregoing provisions of this Article, Owner shall send a notice to the Present Occupant recapturing the Additional Space(s) in question which Tenant desires to so lease earlier, and the Demised Term applicable to such Additional Space(s) shall commence on the date(s) upon which the Present Occupant shall have so vacated and surrendered such Additional Space(s) to Owner, and all of the terms, covenants and conditions of this Lease shall be applicable to such accelerated Additional Space(s) with the increase in the Fixed Rent and the increase in the Demised Premises Area set forth in
Article 38 equitably apportioned on the basis of square footage determinations set forth in Schedule C annexed to and made a part of this Lease, except that Tenant shall take occupancy of such Additional Space(s) in question in their "as is" and "broom clean" condition and the Additional Space Commencement Date for the purpose of fixing the Expiration Date shall be deemed to be the commencement date of the Demised Term applicable to the last floor of the Additional Space leased. Owner agrees that, provided Tenant notifies Owner to commence Owner's Additional Work applicable to the Additional Space(s) in question on or before the later of September 1, 2002 or sixty (60) days after Owner delivers such space to Tenant, then Owner, at Owner's expense, shall perform such portion of Owner's Additional Work applicable thereto and Tenant shall not be required to pay any portions of the Fixed Rent and increases therein pursuant to Article 23 applicable to the Additional Space(s) in which Owner is performing Owner's Additional Work with respect to the period ("Alternate Rent Holiday Period") from the date upon which Owner enters such Additional Space(s) to perform such work, to and including, the date upon which Owner substantially completes such work with the Alternate Rent Holiday Period to be the same period as the applicable portion of the Additional Work Period (referred to in Section

38.03D) applicable to the Additional Space(s) in question and with Tenant entitled to the benefits of the last sentence of Section 38.03D. During the period that Owner shall be performing Owner's Additional Work in any Additional Space(s), Tenant shall vacate such Additional Space(s) to permit Owner to perform such work without interference by Tenant.

                                  ARTICLE 46

                                GENERATOR SPACE
                                ---------------

          Section 46.01. Tenant acknowledges that Reuters America, Inc., a
                                                  ---------------------
tenant in the Building, has leased a portion of the mezzanine of the Building in which it has installed a generator and a portion of the basement in the Building in which it has installed a diesel tank (the "Reuter's Tank"). Such space is indicated on the floor plan initialed by the parties, annexed hereto and made a part hereof as Exhibit 9 and is referred to, collectively, as the "Generator
                                                                   ---------
Space"; and the generator installed therein is referred to as the Reuters
-----                                                             -------
Generator. Provided (a) Tenant is not then in default under any of the terms,
---------
covenants or conditions of this Lease on Tenant's part to be observed and performed beyond applicable grace periods, and (b) Tenant (or its affiliates) in contradistinction to any subtenants or other occupants, shall then be in occupancy of at least four (4) entire floors in the Building, Tenant shall have the option to lease the Generator Space, and the Reuter's Generator and Reuter's Tank therein as provided in this Article.

          Section 46.02. In the event that the Generator Space shall become or is about to become available for leasing, Owner shall give notice ("Generator
                                                                    ---------
Availability Notice") to Tenant which may be given not earlier than twelve (12)
-------------------
months prior to the date set forth in such notice on which such space is expected to become vacant and available for leasing and, in such event, Tenant shall have the option, exercisable only by notice to Owner, within thirty (30) days next following the date of such Generator Availability Notice to lease and add the Generator Space to the Demised Premises. Any such date set forth in the Generator Availability Notice is referred to as the "Generator Expected Vacancy
                                                     --------------------------
Date"; and any notice given by Tenant to Owner exercising such option is
----
referred to as the "Generator Option Notice". In the event that the Generator
                    -----------------------
Space shall become available for leasing sooner than the Generator Expected Vacancy Date because of the termination of the term of the lease affecting such space as the result of the occurrence of an event of default thereunder, or a voluntary agreement to surrender resulting from the imminent bankruptcy of the tenant thereunder, as opposed to the expiration of said lease prior to its original expiration date, Owner shall have the right to accelerate the Generator Expected Vacancy Date by not less than forty-five (45) days prior notice to Tenant. The Demised Term of this Lease applicable to the Generator Space shall commence on the date upon which the present tenant thereof vacates and surrender such space to Owner, whether such date occur prior to, or after, the Generator Expected Vacancy Date, subject to the provisions of the immediately preceding sentence. Accordingly, in the event that the present tenant thereof fails to vacate and surrender the Generator Space to Owner by the Generator Expected Vacancy Date: (i) the Demised Term of this Lease applicable to the Generator Space shall not commence on the Generator Expected Vacancy Date, but shall instead, commence on the later date upon which such present tenant so vacates and surrenders the Generator Space to Owner, and (ii) the Expiration Date shall not be affected thereby, (iii) except as set forth in this sentence, neither the validity of this Lease nor the obligation of Tenant hereunder shall be affected thereby, (iv) Tenant waives any right under such 223-a of the New York Real Property Law or any successor law to rescind this Lease or its obligations with respect to this Lease, (v) Tenant waives any right to recover any damages which may result from the failure of Owner to deliver possession of the Generator Space on the Generator Expected Vacancy Date, and (vi) Owner, upon Tenant's request shall commence and prosecute with reasonable diligence possession proceedings against said tenant holding over.

          Section 46.03. It is understood and agreed that time is of the essence with respect to the exercise of the option pursuant to this Article and that if Tenant does not exercise such option within the time limitation set forth in
Section 46.02, any notice purporting to exercise such option given after the expiration of such time limitation shall be void and of no force and effect and Tenant thereafter shall have no further right to lease the Generator Space.

          Section 46.04. In the event that Tenant shall timely exercise the option for the Generator Space, on the effective commencement date of the Demised Term applicable to the Generator Space, this Lease shall be deemed modified as follows:

                         A.   The Basement Space shall include the Generator
Space (together with all appurtenances, fixtures, improvements, additions and other property attached thereto or installed therein on said effective commencement date of the Demised Term applicable to the Generator Space, other than Tenant's Personal Property) for all purposes of this Lease, except Owner shall have no obligation to provide any services to the Generator Space.

                         B.   (i)    Fixed Rent shall be increased by the
                                     following annual rental rates:

                              1.   SIXTY-TWO THOUSAND FIVE HUNDRED and 00/100
($62,500) DOLLARS per annum with respect to any portion of the Demised Term applicable to the Generator Space occurring during the First Rent Period;

                              2.   SIXTY-SEVEN THOUSAND FIVE HUNDRED and 00/100
($67,500) DOLLARS per annum with respect to any portion of the Demised Term applicable to the Generator Space occurring during the Second Rent Period; and

                              3.   SEVENTY-THREE THOUSAND SEVEN HUNDRED FIFTY
and 00/100 ($73,750) DOLLARS per annum with respect to any portion of the Demised Term applicable to the Generator Space occurring during the Third Rent Period.

                              (ii) The monthly installments of the Fixed Rent shall be increased accordingly to reflect the foregoing increases in the Fixed Rent.

                         C.   The Demised Premises Area set forth in Section
23.01 shall not be increased by reason of the leasing of the Generator Space as escalation payments are not payable with respect to the Generator Space.

          Section 46.05. Tenant acknowledges that Owner has made no representations to Tenant with respect to the condition of the Generator Space and Tenant agrees to accept possession of the Generator Space in the condition which shall exist on the effective commencement date of the Demised Term applicable thereto "as is" and further agrees that Owner shall have no obligation to perform any work or make any installations in order to prepare the Generator Space for Tenant's occupancy.

          Section 46.06. Owner shall assign to Tenant, without recourse, on the effective commencement date of the Demised Term applicable to the Generator Space any rights Owner has in and to the Reuter's Generator and Reuter's Tank existing therein and Tenant, at Tenant's sole cost and expense, may make all repairs and replacements thereto and to any replacements thereof as and when necessary and Owner shall have no responsibility therefor and Tenant shall indemnify and hold Owner harmless of and from all loss, cost, liability, damage and expense, including, but not limited to, reasonable counsel fees and disbursements arising from the maintenance, operation, repair, replacement and removal of the Reuter's Generator or Reuter's Tank and any other generator in the Generator Space. The Reuter's Generator or any other generator in the Generator Space and Reuter's Tank shall remain the the Building on the Expiration Date or sooner termination of the Demised Term, and all such installations shall become the property of Owner at no cost and expense to Owner or Tenant. Tenant shall during the Demised Term comply with all rules and regulations with respect to any generator as may be reasonably imposed by Owner.

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

          Section 46.07. Upon request of Owner, Tenant will execute, acknowledge and deliver to Owner an instrument, in form reasonably satisfactory to Owner, stating whether or not Tenant has exercised the option set forth in this Article and setting forth the effective commencement date of the Demised Term applicable to the Generator Space. Failure of Tenant to execute and deliver any such instrument shall not vitiate the foregoing provisions of this Article.

          IN WITNESS WHEREOF, Owner and Tenant have respectively signed and sealed this Lease as of the day and year first above written.

                                  40 EAST 52ND STREET L.P.,
                                  By  40 EAST 52ND STREET LLC, general partner


Witness:
                                  By: /s/ Lewis Rudin                      Owner
------------------                   -------------------------------------
                                         Name: Lewis Rudin
                                         Title: Managing Member



                                  BLACKROCK, INC.
Witness:
Attest:

_______________________           By: /s/ Paul L. Audet                   Tenant
                                      -----------------------------------
                                         Name:  Paul L. Audet
                                         Title: Managing Director

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